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                                                                   EXHIBIT 10.45

                   MASTER EQUIPMENT LEASE AGREEMENT NO. 0135

THIS MASTER EQUIPMENT LEASE AGREEMENT NO. 0135 (the "Lease") is dated as of February 5, 1998 between PHOENIX LEASING INCORPORATED, a California corporation ("Lessor") and SEQUENOM, INC., a Delaware corporation ("Lessee").

                                   RECITALS

Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the equipment, machinery, fixtures, other items and intangibles including, but not limited to laboratory and manufacturing equipment for automated process line, high-end PC's, office equipment and furniture, as approved by Lender, and certain custom use equipment, installation and delivery costs, purchase tax, toolings, software, tenant improvements on off-premises equipment, equipment located at a location other than Lesse's headquarters at 11555 Sorrento Valley Road, San Diego, CA 92121, and items generally considered fungible or expendable ("Soft Costs") and all substitutions and replacements of and additions, improvements, accessions and accumulations thereto, together with all rents, issues, income, profits and proceeds therefrom (herein together called "Equipment") which is described on the schedule attached hereto or any subsequently-executed schedule entered into by Lessor and Lessee and which incorporates this Lease by reference. Any such schedules shall hereinafter individually be refined to as a "Schedule" and collectively be referred to as the "Schedules."

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

Lessor hereby leases the Equipment to Lessee upon the following terms and conditions:

SECTION 1. TERM OF AGREEMENT. The term of this Lease begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Schedule entered into pursuant to this Lease is in effect. The Base Term and rent payable with respect to each leased item of Equipment shall be as set forth in and as stated in the respective Schedule(s). The terms of each Schedule hereto are subject to all conditions and provisions of this Lease as it may at any time be amended. Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee and shall incorporate the terms and conditions of this Lease and any additional provisions contained in such Schedule. In the event of a conflict between the terms and conditions of this Lease and additional provisions of such Schedule, the additional provisions of such Schedule shall prevail with respect to such Schedule only.

SECTION 2. NON-CANCELLABLE LEASE. This Lease and any Schedule cannot be cancelled or terminated except as expressly provided herein. This Lease (which includes any Schedule which incorporates the terms and conditions of this Lease) constitutes a net lease and Lessee agrees that its obligations to pay all rent and other sums payable hereunder (and under any schedule) and the rights of Lessor and assignee in and to such rent and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason or, any past, present or future claims which Lessee may have against Lessor, any assignee, the manufacturer or seller of the Equipment or against any person for any reason whatsoever.
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SECTION 3. LESSOR COMMITMENT. Subject to the terms and conditions of this Lease and so long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, Lessor agrees to lease to Lessee the groups of Equipment described on each Schedule, subject to the following conditions: (a) that in no event shall Lessor be obligated to lease Equipment to Lessee hereunder where the aggregate purchase price of all Equipment leased to Lessee hereunder would exceed $1,500,000 ("Commitment") of which amount Lessor may purchase Soft Costs, for lease to Lessee having an aggregate purchase price not exceeding an amount equal to 15% of the utilized commitment; (b) the amount of Equipment purchased by Lessor at any one time shall be at least equal to $25,000 except for a final advance which may, be less than $25,000; (c) Lessor shall not be obligated to purchase Equipment hereunder after October 31, 1998; (d) all Lease documentation required by Lessor has been executed by Lessee or provided by Lessee no later than February 12, 1998; (e) the equipment described on the Schedule is acceptable to Lessor; (f) with respect to each funding, Lessee has provided to Lessor each of the closing documents and other items described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lessor) and which list may be modified for each subsequent funding; (g) there is no material adverse change in Lessee's condition, financial or otherwise, that would materially impair the ability of Lessee, to meet its payment and other obligations under this Lease, a ("Material Adverse Effect"), as reasonably determined by Lessor, and Lessee so certifies, from (yy) the date of the most recent financial statements delivered by Lessee to Lessor prior to execution of this Lease to (zz) the date of the proposed lease of the Equipment; (h) at all fundings, Lessee is performing substantially according to its business plan referred to as "Sequenom, Inc., Financial Statement Forecast, Balance Sheet Income Statement and Cash Flow, figures through December 31, 1998 only dated September 24, 1997 at 7:21 AM viable through October 31, 1998", as may be amended from time to time in form and substance reasonably acceptable to Lessor ("Business Plan"); (i) Lessor or its agent has inspected and placed identification labels on the Equipment; (j) Lessee shall offer to Lessor, all lease transactions for equipment contemplated by, Lessee until expiration of all Schedules; however if Lessor declines to finance any such transaction or Lessee and Lessor cannot agree upon terms, then Lessee shall be free to seek such financing from any other third party; (k) Lessor has received in form and substance reasonably acceptable to Lessor Lessee's interim financial statements signed by a financial officer of Lessee; and (l) prior to the first funding hereunder, Lessor has received (i) evidence satisfactory to Lessor of Lessees receipt of Lessee's most recent equity financing in the amount of $9,350,000 deposited in United States Banks as of January 30, 1998; and (ii) evidence satisfactory to Lessor or Lessee's $1,394,639 cash position as of September 30, 1997.

SECTION 4. NO WARRANTIES BY LESSOR. (a) Lessee has selected both (i) the Equipment and (ii) the suppliers (herein called "Vendor") from whom Lessor is to purchase the Equipment. LESSOR MAKES NO WARRANTY EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS COMPLIANCE WITH ANY APPLICABLE GOVERNMENTAL REQUIREMENTS AND ITS NON-INFRINGEMENT OF ANY PATENTS OR OTHER RIGHTS, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS; (b) If the

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Equipment is not properly installed, does not operate as represented or warranted by Vendor or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pay Lessor all rent payable under this Lease, Lessee hereby waiving any such claims as against Lessor. Lessor hereby agrees to assign to Lessee solely for the purpose of making and prosecuting any said claim, to the extent assignable, all of the rights which Lessor has against Vendor for breach of warranty or other representation respecting the Equipment. Lessor shall have no responsibility for delay or failure to fill the order. To the extent such rights of Lessor are not assignable, Lessor shall cooperate with Lessee in pursuing any claim against the Vendor or manufacturer; (c) Lessee understands and agrees that neither the Vendor nor any salesman or other agent of the Vendor is an agent of Lessor. No salesman or agent of Vendor is authorized to waive or alter any term or condition of this Lease, and no representations as to the Equipment or any other matter by the Vendor shall in any way affect Lessee's duty to pay the rent and perform its other obligations as set forth in this Lease; (d) Lessee hereby requests Lessor to purchase Equipment from Vendor and to lease Equipment to Lessee on the terms and conditions of the Lease set forth herein; (e) Lessee hereby authorizes Lessor to insert in this Lease and each Schedule hereto the serial numbers, and other identification data of the Equipment when determined by Lessor.

SECTION 5. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants that (a) it is in good standing under the laws of the state of its formation, and duly qualified to do business, and will remain duty qualified during the term of this Lease, in each state where necessary to carry on its present business and operations including the jurisdictions where the Equipment will be located, as specified on each Schedule hereto except where failure to be so qualified would not have a Material Adverse Effect; (b) it has full authority to execute and deliver this Lease and perform the terms hereof, and this Lease has been duly authorized and constitutes valid and binding obligations of Lessee enforceable in accordance with its terms, (c) this Lease will not contravene any law, regulation or judgment affecting Lessee or result any breach of any material agreement or other instrument binding on Lessee; (d) no consent of Lessee's shareholders, members or managers or partners, as applicable, or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, is a condition to the performance of the terms hereof; (e) there is no action or proceeding pending or threatened against Lessee before any court or administrative agency which might result in a Material Adverse Effect on the business, financial condition or operations of Lessee; (f) no deed of trust, mortgage or third party interest arising through Lessee will attach to the Equipment or the Lease; (g) the Equipment will remain at all times under applicable law, removable personal property, free and clear of any lien or encumbrance in favor of Lessee or any other person, notwithstanding the manner in which the Equipment may be attached to any real property; (h) all credit financial and any other information submitted to Lessor herewith or any other time is true and correct; and (i) Lessee has provided or will provide if requested, Lessee's tax identification number.

SECTION 6. EQUIPMENT ORDERING. Lessee shall be responsible for all packing, rigging, transportation and installation charges for the Equipment and Lessor may separately invoice Lessee for such charges. Lessee has selected the Equipment itself and shall arrange for delivery of Equipment so that it can be accepted in accordance with Section 7 hereof. Lessee

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hereby agrees to indemnify and hold Lessor harmless from any claims, liabilities, costs and expenses, including reasonable attorneys' fees, incurred by Lessor arising out of any purchase orders or assignments executed by Lessor with respect to any Equipment or services relating thereto.

SECTION 7. LESSEE ACCEPTANCE. Lessee shall return to Lessor the signed and dated Acceptance Notice attached to each Schedule hereto (a) acknowledging the Equipment has been received, installed and is ready for use and (b) accepting it as satisfactory in all respects for the purposes of this Lease. Lessor is authorized to fill In the Rent Start Date on each Schedule in accordance with the foregoing.

SECTION 8. LOCATION; INSPECTION; LABELS. The Equipment shall be delivered to and shall not be removed from the Equipment "Location" shown on each Schedule without Lessor's prior written consent, which Location shall in all events be within the United States. Lessor shall have the night to inspect the Equipment including records relating thereto, and Lessee's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance with generally accepted accounting principles. Lessee shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of such Equipment which is requested by the Lessee and consented to by Lessor, as well as for any charges due to the installation or moving of the Equipment. The rental payments shall continue during any period shall continue during any period in which the Equipment is in transit during a relocation. Lessor or its agent shall mark and label the Equipment, which labels (to be provided by Lessor) shall state the Equipment is owned by Lessor, and Lessee shall keep such labels on the Equipment as labeled by Lessor or its agents provided that such labels will not interfere with use of the Equipment for the purpose for which it is intended.

SECTION 9.  EQUIPMENT MAINTENANCE.  (a) General.  Lessee will locate or base
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each item of Equipment where designated in the Acceptance Notice and will reasonably permit Lessor to inspect, at reasonable times and frequency, such item of Equipment and its maintenance records. Lessee will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Equipment. Except as required herein, Lessee will not make any addition or improvement to any item of Equipment that is not readily removable without causing material damage to any item or impairing its original value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become the property of Lessor; (b) Service and Repair.
                                                            ------------------
Lessee will, at its sole expense, maintain and service, and repair any damage to, each item of Equipment in a manner consistent with prudent industry practice and Lessee's own practice so that such item of Equipment is at all times (i) in the same condition as when delivered to Lessee, except for ordinary wear and tear, (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

SECTION 10. LOSS OR DAMAGE. Lessee assumes the entire risk of loss to the Equipment through use, operation or otherwise. Lessee hereby indemnifies and holds harmless Lessor from and against all claims, loss of rental payments, costs, damages, and expenses

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relating to or resulting from any loss, damage or destruction of the Equipment, any such occurrence being hereinafter called a "Casualty Occurrence." No Casualty Occurrence shall relieve Lessee from the obligation to pay rent or from any other obligation under the Lease. No later than the first rental payment date following such Casualty Occurrence, or, if there is no such rental payment date, no later than thirty (30) days after such Casualty Occurrence, Lessee shall either (a) repair the Equipment, returning it to good operating condition,
(b) replace the Equipment with identical equipment in good condition and repair, the title to which shall vest in Lessor and which thereafter shall be subject to the terms of this Lease; or (c) on the first rental payment date following the Casualty Occurrence, pay to Lessor (i) any unpaid accrued amounts relating to such Equipment due Lessor under this Lease up to the date of the Casualty Occurrence, and (ii) a sum equal to the Casualty Value as set forth in the Casualty Value table attached to each Schedule hereto for such Equipment. Upon the making of such payment, the term of this Lease as to each unit of Equipment with respect to which the Casualty Value was paid shall terminate.

SECTION 11. GENERAL INDEMNITY. Lessee will protect, indemnify and save harmless Lessor and any assignees on an after-tax basis from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lessor or any assignee of Lessor by Lessee or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by the Equipment or its purchase, acceptance, possession, use, maintenance or transportation, including but not limited to, consequential or special damages of any kind, or any failure on the part of Lessee to perform or comply with any of the terms of this Lease, claims for latent or other defects, claims for patent, trademark or copyright infringement and claims for personal injury, death or property damage, including those based on Lessor's negligence or strict liability in tort and excluding only that based on Lessor's gross negligence or willful misconduct only if such claims relate to the Equipment. In the event that any action, suit or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon request of Lessor, will at Lessee's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated and approved by Lessor. Lessee's obligations under Section 11 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term.

SECTION 12. INSURANCE. Lessee at its expense shall keep the Equipment insured for the entire term and any extensions of this Lease against all risks of physical loss for at least the replacement value of such Equipment and in no event for less than the amount payable following a Casualty Occurrence (as provided in Section 10) and shall provide for a loss payable endorsement to Lessor and/or any assignee of Lessor. Lessee shall maintain commercial general liability insurance with respect to loss or damage for personal injury, death or property damage in an amount not less than S2,000,000 in the aggregate, naming Lessor and/or Lessor's assignee as additional insured. Such insurance shall contain insurer's agreement to give thirty (30) days' advance written notice to Lessor before cancellation or material change of any policy of insurance. Lessee will provide Lessor and any assignee of Lessor with a certificate of insurance from the insurer evidencing Lessor's or such assignees interest in the policy of insurance. Such

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insurance shall cover any Casualty Occurrence to any unit of Equipment.
Notwithstanding anything in Section 10 or this Section 12 to the contrary, this Lease and Lessee's obligations hereunder and under each Schedule shall remain in full force and effect with respect to any unit of Equipment which is not subject to a Casualty Occurrence. If Lessee fails to provide or maintain insurance as required herein, Lessor shall have the right, but shall not be obligated to obtain such insurance. In that event, Lessee shall pay to Lessor the cost thereof.

SECTION 13 TAXES. Lessee agrees to report the Equipment as equipment leased from Lessor and not as equipment owned by Lessee on Lessee's personal property tax return. Promptly upon receipt of an invoice from Lessor, Lessee agree to reimburse Lessor for (or pay directly if instructed by Lessor), and agrees to indemnify and hold Lessor harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (all of the foregoing being hereafter referred to as "Impositions") except same as way be attributable to Lessor's income, arising at any time prior to or during the term of this Lease, or upon termination or early termination of this Lease and levied or imposed upon Lessor directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (a) the Equipment, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (c) the rentals, receipts, or earnings arising from the Equipment, or any disposition of the rights to such rentals, receipts, or earnings, (d) any payment pursuant to this Lease, and (e) this Lease or the transaction or any part thereof. Lessee's obligations under this Section 13 shall survive the expiration of this Lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Lessor at the end of the Lease term.

SECTION 14. METHOD AND PLACEMENT OF PAYMENT. Lessee shall pay to Lessor, at its office at the address specified in the Schedules, or such other address as Lessor specifies in writing, all amounts payable to it in respect of the Schedules.

SECTION 15. SURRENDER OF EQUIPMENT. If required by the terms of this Lease or any Schedule, Lessee will forthwith surrender the Equipment to Lessor delivered in as good order and condition as originally delivered, reasonable wear and tear excepted. Lessor may, at its sole option, arrange for removal and transportation of the Equipment provided that Lessee's obligations under Sections 10, 11 and 12 shall not be released. Lessee shall bear all expenses of delivering (which include, but are not limited to, the de-installation, insurance, packaging and transportation of) the Equipment to Lessor's location or other location within the United States as Lessor may request. Notwithstanding Lessee's surrender under this Lease, including rental payments, shall remain in full force and effect until Lessee delivers the Equipment to Lessor.

SECTION 16. MISCELLANEOUS AFFIRMATIVE COVENANTS. So long as any payment required of Lessee hereunder is unpaid and as long as any obligations of Lessee under this Lease remain outstanding, Lessee will: (a) duly pay all governmental taxes and assessments

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at the time they become due and payable; (b) comply with all applicable governmental laws, rules and regulations relating to the business and the Equipment; (c) maintain Lessor's ownership interest in the Equipment; (d) furnish Lessor with its annual audited financial statements within ninety (90) days following the end of Lessee's fiscal year, unaudited quarterly financial statements within thirty (30) days after the end of each fiscal quarter, and within fifteen (15) days of the end of each month a financial statement for that month prepared by Lessee, including all financial information given to Lessee's Board of Directors, and including an income statement and balance sheet, all of which shall be certified by an officer of Lessee as true and correct and shall be prepared in accordance with generally accepted accounting principles consistently applied, and such other information as Lessor may reasonably request; (e) promptly (but in no event more than five (5) days after the occurrence of such event) notify Lessor of any Material Adverse Effect regarding Lessee's condition during the commitment period and of the occurrence of any Event of Default; and (f) take all steps deemed by Lessor reasonable or advisable to validate Lessor's ownership of the Equipment.

SECTION 17. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, LESSEE SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, ANY SCHEDULES, THE EQUIPMENT, OR ANY INTEREST THEREIN, OR (b) SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES, OR (c) MERGE INTO, CONSOLIDATE WITH OR CONVEY OR TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY EXCEPT TO A SUCCESSOR IN INTEREST TO ALL OR SUBSTANTIALLY ALL OF THE BUSINESS OF LESSEE; PROVIDED, HOWEVER, THAT, THE FINANCIAL CONDITION OF SUCH SUCCESSOR IS GREATER THAN OR EQUAL TO THAT OF LESSEE, AS DETERMINED IN GOOD FAITH BY LESSOR, AND THE SUCCESSOR'S BUSINESS AND ITS MAJOR INVESTORS ARE REASONABLY ACCEPTABLE TO LESSOR. LESSOR MAY ASSIGN THIS LEASE AND ANY SCHEDULES OR GRANT A SECURITY INTEREST IN ANY OR ALL EQUIPMENT, OR BOTH, IN WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO LESSEE. If Lessee is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Lessee shall execute such additional documentation as Lessor's assignee and/or secured party shall reasonably require. Each such assignee and/or secured party shall have all of the rights, but (except as provided in this Section 17) none of the obligations, of Lessor under this Lease, unless such assignee or secured party expressly agrees to assume such obligations in writing. Lessee shall not assert against any assignee and/or secured party any defense, counterclaim or offset that Lessee may have against Lessor. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lessor, or its assignees, secured parties, or their agents or assigns, shall not interfere with Lessee's right to quietly enjoy use of Equipment subject to the terms and conditions of this Lease. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the successors and assignees of the parties hereto. Lessee acknowledges that any such assignment by Lessor will not materially change Lessee's duties or obligations under the Lease or increase any burden of risk on Lessee.

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SECTION 18.  DEFAULT.  (a) Events of Default.  Any of the following events or
                           -----------------
conditions shall constitute an "Event of Default" hereunder: (i) Lessee's failure to pay any monies due to Lessor hereunder or under any Schedule beyond the tenth (10th) day after the same is due; (ii) Lessee's failure to comply with its obligations under Section 12 or Section 17; (iii) Any representation or warranty of Lessee made in this Lease or the Schedules or in any other agreements, statement or certificate furnished to Lessor in connection with this Lease or the Schedules shall prove to have been incorrect in any material respect when made or given; (iv) Lessee's failure to comply with or perform any term, covenant, condition, warranty or representation of this Lease or any Schedule hereto or under any other agreement between Lessee and Lessor or under any lease or mortgage of real property covering the location of Equipment if such failure to comply or perform is not cured by Lessee within thirty (30) days after Lessee knows of the non-compliance or nonperformance or notice from Lessor; (v) seizure of the Equipment under legal process; (vi) the filing by or against Lessee or any guarantor under any guaranty executed in connection with this Lease ("Guarantor") of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vii) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Lessee, or by any Guarantor, for the benefit of its creditors, the appointment of a receiver or trustee for Lessee or any Guarantor for any of Lessee's or Guarantor's assets, the institution by or against Lessee or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Lessee or any Guarantor, provided that in the case of all
                                              ---------
such involuntary proceedings, same are not dismissed within sixty (60) days after commencement; or (viii) the making by Lessee or any Guarantor of a transfer of all or a material portion of Lessee's or Guarantor's assets or inventory not in the ordinary course of business; or (ix) any default or breach by any Guarantor of any of the terms of its guaranty to Lessor in connection with this Lease.

     (b) Remedies.  If any Event of Default has occurred, Lessor may in its sole
         --------
discretion exercise one or more of the following remedies with respect to any or all of the Equipment (i) Lessor may proceed by appropriate court action or actions either at law or in equity to enforce performance by Lessee, of the applicable covenants of this Lease, or to recover damages therefor, (ii) Lessee will, without demand, on the next rent payment date following the Event of Default, pay to Lessor as liquidated damages which the parties agree are fair and reasonable under the circumstances existing at the time this Lease is entered into, and not as a penalty, an amount equal to the Casualty Value of the Equipment set forth in the Casualty Value Table attached to such Equipment's Schedule together with any rent or other amounts past due and owing by Lessee hereunder; (iii) Lessor may, without notice to or demand upon Lessee; (A) Take possession of the Equipment and lease or sell the same or any portion thereof, for such period, amount, and to such entity as Lessor shall elect. The proceeds of such lease or sale will be applied by Lessor (1) first, to pay all costs and expenses, including reasonable legal fees and disbursements, incurred by Lessor as a result of the default and the exercise of its remedies with respect thereto, (2) second, to pay Lessor an amount equal to any unpaid rent or other amounts past due and payable plus the Casualty Value, to the extent not previously paid by Lessee, and (3) third, to reimburse Lessee for the Casualty Value to the extent previously paid. Any surplus

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remaining thereafter will be retained by Lessor, (B) Take possession of the
Equipment and hold and keep idle the same or any portion thereof.

Lessee agrees to pay all reasonable out-of-pocket costs of Lessor incurred in enforcement of this Lease, the Schedules or any instrument or agreement required under this Lease, including but not limited to reasonable outside counsel legal fees and litigation expenses and fees of collection agencies ("Remedy Expenses"). At Lessor's request, Lessee shall assemble the Equipment and make it available to Lessor at such location as Lessor relay reasonably designate. Lessee waives any right it may have to redeem the Equipment.

No delay or omission of Lessor, in exercising any right or power arising from any Event of Default shall prevent Lessor from exercising that right or power if the Event of Default continues. No waiver of an Event of Default, whether full or partial, by Lessor or such holder shall be taken to extend to any subsequent Event of Default or to impair the rights of Lessor in respect of any damages suffered as a result of the Event of Default. The giving, taking or enforcement of any other or additional security, Equipment at or guaranty for the payment or discharge of the lease obligations and performance of the obligations shall in no way operate to prejudice, waive or affect Lessor's ownership interest created under this Lease or any rights, powers or remedies exercised hereunder or thereunder. Lessor shall not be required first to repossess the Equipment prior to bringing an action against Lessee for sums owed to Lessor under this Lease or under any Schedule.

SECTION 19. LATE PAYMENTS. Lessee shall pay to Lessor an amount equal to the lesser of 8% of any payment owed Lender by Borrower which is not paid when due (taking into account applicable grace periods),of every month such payment to not paid when due, but in no event an amount greater than the highest rate permitted by applicable law. If such amounts have not been received by Lessor at Lessor's place of business or by Lessor's designated agent by the date such amounts due under this Lease, Lessor shall bill Lessee for such charges. Lessee acknowledges that invoices for rentals due hereunder or under the Schedules are sent by Lessor for Lessee's convenience only. Lessee's non-receipt of an invoice will not relieve Lessee of its obligation to make rent payments hereunder or under the Schedules.

SECTION 20. LESSOR'S EXPENSE. Lessee shall pay Lessor all reasonable costs and expenses including reasonable attorney's fees and the fees of collection agencies, incurred by Lessor (a) in enforcing any of the terms, conditions or provisions hereof any related to the exercise of its remedies, and (b) in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

SECTION 21. PAYMENTS BY LESSOR. If Lessee shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 12), then Lessor may but shall not be required to, after such notice to Lessee as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Lessee. Lessee will upon demand reimburse Lender for all sums paid and all costs and expenses incurred in connection with the performance of any such act.

SECTION 22. OWNERSHIP; PERSONAL PROPERTY. The Equipment shall be and remain personal property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease, notwithstanding the manner in which it may be attached or affixed to real property, and upon termination or expiration of the Lease term, Lessee shall have the duty and Lessor shall have the right to remove the Equipment from the premises where the same be located whether or not affixed or attached to the real property or any building, at the cost and expense of Lessee.

SECTION 23. ALTERATIONS; ATTACHMENT. No alterations or attachments shall be made to the Equipment without Lessor's prior written consent, which shall not be given for changes that will affect the reliability and utility of the Equipment or which cannot be removed without damage to the Equipment, or which in any way affect the value of the Equipment for purposes of resale or re-lease. All attachments and improvements to the Equipment shall be deemed to be "Equipment" for purposes of the Lease, and all right, title and interest therein shall immediately vest in Lessor.

SECTION 24. FINANCING STATEMENT. Lessee will execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lessor to protect Lessor's interest hereunder. Lessee authorizes Lessor to file financing statements signed only by Lessor (where such authorization is permitted by law) at all places where Lessor deems necessary.

SECTION 25. MISCELLANEOUS. (a) Lessee shall provide Lessor with such corporate resolutions, financial statements and other documents as Lessor shall reasonably request from time to time; (b) Lessee represents that the Equipment is being leased hereunder for business purposes; (c) Time is of the essence with respect to this Lease; (d) Lessee shall keep its books and records in accordance with generally accepted accounting principles and practices consistently applied and shall deliver to Lessor its annual audited financial statements, unaudited monthly financial statements to include any financial information given to Lessee's Board of Directors, and signed by an officer of Lessee and such other unaudited financial statements as may be reasonably requested by Lessor; (e) Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues; (f) Lessee will notify Lessor at least 30 days prior to changing its name, principal place of business or chief executive office; (g) The obligations of Lessee hereunder shall survive the expiration or earlier termination of this Lease and the Schedules until all such obligations of Lessee to Lessor have been met and all liabilities of Lessee to Lessor or any assignee have been paid in full; (h) Lessee hereby appoints Lessor (and each of Lessor's officers, employees or agents designated by Lessor) with full power of substitution by Lessor, as Lessee's attorney, with power to execute and deliver on Lessee's behalf, financing statements and other documents necessary to perfect and/or give notice of Lessor's ownership of any of the Equipment.

SECTION 26. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service and shall be directed, as the case may be, to Lessor at 2401 Kerner Boulevard, San Rafael, California 94901,
Attention: Asset Management and to Lessee at 11555 Sorrento Valley Road, San Diego, CA 92121, County of San Diego, Attention: Mr. Steve Zaniboni, Vice President, Finance and Administration.

SECTION 27. ENTIRE AGREEMENT. Lessee acknowledges that Lessee has read this Lease, understands it and agrees to be bound by its terms, and further agrees that the Lease and each Schedule constitute the entire agreement between Lessor and Lessee with respect to the subject matter hereof and supersedes all previous agreements, promises, or representations. The terms and conditions hereof shall prevail notwithstanding any variance with the terms of any purchase order submitted by the Lessee with respect to any Equipment covered hereby.

SECTION 28. AMENDMENT. This Lease may not be changed, altered or modified except by an instrument in writing signed by an officer of the Lessor and the Lessee.

SECTION 29. WAIVER. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision herein shall not be construed as a consent or waiver of any other breach of the same or any other provision.

SECTION 30. SEVERABILITY. If any provision of this Lease or a Schedule is held invalid, such invalidity shall not affect any other provisions hereof or thereof.

SECTION 31. JURISDICTION AND WAIVER OF JURY TRIAL. This Lease shall be deemed to have been negotiated, entered into and performed in the State of California and it is understood and agreed that the validity of this Lease and of any of its terms and provisions, as well as the rights and duties of the parties to this Lease, shall be construed pursuant to and in accordance with the laws of the State of California, without giving effect to conflicts of law principles. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of this Lease shall be in the Superior Court for Marin County, California, or, in cases where Federal diversity jurisdiction is available, in the United States District Court for the Northern District of California situated in San Francisco. LESSEE, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE, ANY SCHEDULE, OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH.

SECTION 32. NATURE OF TRANSACTION. Lessor makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 33. SECURITY INTEREST. (a) One executed copy of the Lease will be marked "Original" and all other counterparts will be duplicates. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the Lease may be created in any documents other than the "Original." (b) There shall be only one original of each Schedule and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Schedule(s) to this Lease constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Schedule(s) may be created in any documents other than the "Original."

SECTION 34. SOFTWARE. For the term of this Lease, and so long as no Event of Default has occurred and is continuing, Lessor hereby assigns to Lessee all of Lessor's rights under any License Agreement executed by Lessor in connection with the Equipment (except for any right of Lessor to be reimbursed for the License Fee). Lessee agrees to be bound by the provisions of any such License Agreement and to perform all obligations of Lessor (except Lessor's payment obligations) thereunder. Lessee acknowledges that all of Lessee's obligations under the Lease with respect to the Equipment will apply equally to the software, including but not limited to Lessee's obligation to pay rent to Lessor.

SECTION 35. COMMITMENT FEE. Lessee has paid to Lessor a commitment fee ("Fee") of $15,000. The Fee shall be applied by Lessor first to reimburse Lessor for all out-of-pocket UCC and other search costs, inspections and appraisal fees incurred by Lessor, and then proportionally to the first month's rent for each Schedule hereunder in the proportion that the purchase price of the Equipment leased pursuant to the Schedule bears to Lessor's entire commitment. However, the portion of the Fee which is not applied to rental shall be non-refundable except if Lessor defaults in its obligations pursuant to Section 3.

SECTION 36. FINANCE LEASE. The parties agree that this lease is a "Finance Lease" as defined by section 10-103(a)(7) of the California Commercial Code (Cal.Com.C.). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by Cal.Com.C. Section 10-103(a)(25)) covering Equipment purchased from the "Supplier" (as defined by Cal.Com.C. Section 10-103(a)(24)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease of the following: (i) the identity of the Supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract. Lessee hereby waives any rights and remedies Lessee may have under Cal.Com.C. Sections 10-508 through 522.

SECTION 37.  END OF LEASE POSITION. (a) General.  Lessee shall be required to
                                        -------
choose a final purchase or extension requirement ("End of lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS, Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

SECTION 38.  ADJUST-A-LEASE OPTION.

(a) General: Subject to credit and equipment review and approval, Lessee shall have the option to remove such Schedule's Equipment ("Removed Equipment") and finance new Equipment ("New Equipment") under a new Schedule ("New Schedule").

(b) New Schedule Amount: The amount of the New Schedule shall be an amount equal to the purchase price for the New Equipment plus a prepayment figure for the Removed Equipment. The prepayment figure shall be the amount of the original Schedule ("Old Schedule") less: (i) any trade-in or resale value for the Removed Equipment and (ii) a credit for Schedule payments already made (the total Old Schedule payments attributable to the removed Equipment multiplied by the "Allowance Factor" indicated in the table below). In no event shall the amount of the New Schedule be less than the amount of the Old Schedule.

-----------------------------------------------------------------------------------------------
Removal Date                                           Allowance Factor

-----------------------------------------------------------------------------------------------
After 12 Months of Old Schedule                        55%

-----------------------------------------------------------------------------------------------
After 24 Months of Old Schedule                        60%

-----------------------------------------------------------------------------------------------
After 36 Months of Old Schedule                        65%

-----------------------------------------------------------------------------------------------

(c.) Old Schedule: If any Equipment remains on the Old Schedule, the monthly payment amount for the Old Schedule will be reduced in proportion to the Removed Schedule's value.

(d) Option Preconditions: Borrower's right to exercise this Adjust-A-Lease Option ("Option") is conditioned upon the following: (i) no Event of Default under the Lease has theretofore occurred or is continuing; (ii) the New Equipment and prepayment of the Removed Equipment are financed by Lessor under a New Schedule, subject to Lessor's current lease rates and documentation acceptable to Lessor, (iii) Lessor is satisfied with Lessee's creditworthiness;

(iv) the New Equipment is acceptable to Lessor; and (v) Lessee has given Lessor at least 90 days' prior written notice of its desire to exercise the Option.

SECTION 39. FURTHER ASSURANCES. Lessee shall at its expense take such action and execute and deliver all acts and instruments and other documents as Lessor may at any time request to protect, assure or enforce its interests and rights hereunder.

SECTION 40. POWER OF ATTORNEY. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee, from time to time in Lessor's discretion, to take any action and to execute any instrument which Lessor may deem necessary or advisable to accomplish the purposes of the Lease and any documents and instruments contained therein or thereby to the extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Lease.

-------------------------------------------------------------------------------------------------------
PHOENIX LEASING INCORPORATED                           SEQUENOM, INC.
By:     /s/  Ellen Gillen                              By:       /s/  Stephen Zanziboni
   ---------------------------------------                --------------------------------------------

Name:     Ellen Gillen                                 Name (Print):     Stephen Zanziboni
     -------------------------------------                           ---------------------------------

Title:     AVP Credit Manager                          Title:       VP Finance
      ------------------------------------                   -----------------------------------------

                                                       HEADQUARTERS LOCATION:
                                                       ----------------------
                                                       11555 Sorrento Valley Road
                                                       San Diego, CA  92121
                                                       County of San Diego

                                                       EXHIBITS AND SCHEDULES:
                                                       ----------------------
                                                       Exhibit A--Closing Memorandum

------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT A TO
                                       MASTER EQUIPMENT LEASE AGREEMENT NO. 0135
                                                          DATED FEBRUARY 5, 1998


                               CLOSING MEMORANDUM
                               ------------------

1.*  Duly executed Master Equipment Lease marked "Original."
2.   Duly executed Schedule marked "Original."
3.   Duly executed Certificate of Acceptance. [EXECUTE UPON ACCEPTANCE OF
     EQUIPMENT]
4.   Insurance Certificates.
5.* Resolutions of Lessee's Board of Directors, including an incumbency certificate.
6.* Copy of Lessee's articles of incorporation including all amendments, certified by the Secretary of Lessee as being true and complete and in full force and effect.
7.* Certificate from the Secretary of State of Lessee's state of incorporation, from the state in which Lessee's chief executive office is located, if different, and from each state where Lessee is qualified to do business, stating Lessee is in good standing or is authorized to transact business, as the case may be, dated not more than thirty days prior to the first purchase of Equipment.
8.   Real Property Waiver.**
9.   UCC Financing Statements.
10.  Bill of Sale (for Sale-Leaseback Equipment).
11.. UCC search.
12.  Equipment List, in form and substance satisfactory to Lessor.
13.  Lessee's most recent financial statements.
14. Certificate of Chief Financial Officer stating that no event of default has occurred, there is no adverse change in the financial condition of Lessee and that the Equipment is free of any encumbrances.
15. See Section 3 of Master Equipment Lease for additional preconditions to closing.
20.  Intercreditor Agreement, if applicable.


*First Schedule Only.

**Required if any Equipment is a fixture, i.e., attached to real property, or located in certain states.

                         CORPORATE RESOLUTION TO LEASE

RESOLVED: That this corporation, SEQUENOM, INC., lease from PHOENIX LEASING INCORPORATED, a California corporation, hereinafter referred to as Lessor, such items of personal property, and upon such terms and conditions, as the officer or officers hereinafter authorized, in their discretion, may deem necessary or advisable; provided, however, that the original actual cost of such items of personal property under the lease shall not exceed the sum of $1,500,000.

RESOLVED FURTHER: That:

      Stephen Zaniboni              VP Finance           /s/  Stephen Zaniboni
-------------------------  ----------------------------  ----------------------
(Print or type name)       (Title of Corporate Officer)   (Specimen Signature)

or

-------------------------  ----------------------------  ---------------------
(Print or type name)       (Title of Corporate Officer)  (Specimen Signature)


of this corporation (this officer or officers authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be, and they hereby are, individually authorized, directed and empowered, in the name of this corporation, to execute and deliver to Lessor, and Lessor is requested to accept, any lease that may be required by Lessor in connection with such leasing of personal property.

RESOLVED FURTHER: That the authorized officers be, and they hereby are, individually authorized, directed and empowered, in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease and in connection with or incidental to the carrying of the same into effect, including, without limitation the execution, acknowledgment, and delivery of any and all instruments and documents which may reasonably be required by Lessor under or in connection with any such lease.

RESOLVED FURTHER: That Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

I, Hubert Koster, Officer of SEQUENOM, INC., a corporation incorporated under
   -------------
the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, duly and regularly passed or adopted by the Board of Directors of said corporation, duly and regularly passed or adopted by the Board of Directors of said corporation as required by law and by the by-laws of the said corporation on the 25 day of February, 1998.
                   --        --------    --

I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing above are the signatures of the officers authorized to sign for this corporation by virtue of the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such Officer, and affixed the corporate seal of the said corporation, this 25 day of February, 1998.
                                                                   --

                                       AFFIX CORPORATE
                                    SEAL HERE


                                                    /s/ illegible
                                            ----------------------------
                                                  OFFICER OF SEQUENOM, INC.
                                                   President & CEO

          AMENDMENT NO. 1 TO MASTER EQUIPMENT LEASE AGREEMENT NO. 0135

THIS AMENDMENT NO. 1 TO MASTER EQUIPMENT LEASE AGREEMENT NO. 0135 ("Amendment") is dated as of April 3, 1998, by and between SEQUENOM, INC. ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor").

                                    RECITALS
                                    --------

WHEREAS, Lessee and Lessor entered into that certain Master Equipment Lease Agreement No. 0135, dated as of February 5, 1998 (the "Lease"), pursuant to which Lessee is leasing or intends to lease equipment with an aggregate purchase price of $1,500,000 (the "Initial Commitment");

WHEREAS, Lessee has requested that Lessor increase dollar limit on Soft Costs which Lessor is willing to lease to Lessee under the Lease to 30% of the utilized line, (such increase hereinafter referred to as the "Additional Commitment");

WHEREAS, Lessor is willing to provide for such increase, on the terms set forth herein and Lessee is willing to agree to such terms; and

WHEREAS, Lessee and Lessor now desire to amend the Lease to provide for the increase in Soft Cost Financing, and as otherwise provided in this Amendment;

NOW, THEREFORE, IT IS AGREED THAT:

1.   Definitions. Unless otherwise indicated, words and terms which are defined
     ------------
in the Lease shall have the same meaning where used herein. Upon execution of this Amendment, (i) the term "Lease" shall be deemed to include this Amendment.

2.   Amendments.  The Lease is hereby amended as follows:
     ----------

     (a) Section 3(a) is amended by deleting reference to 15% and inserting reference to 30% in lieu thereof.

     (b)  A second and third paragraph is added to Section 3 as follows:

          (c)  Specific Terms - Soft Costs.  Lessee and Lessor agree that if, on
               ---------------------------
February 12, 1999, the amount funded allocable to Soft Costs exceeds twenty percent (20%) of the Commitment utilized as of such expiration date, then, at Lessor's option, Lessee shall pay to Lessor a cash amount equal to such excess ("Excess Payment"). Lessee agrees to pay the Excess Payment to Lessor within thirty (30) days of Lessor's invoice to be held and applied by Lessor in accordance with the following paragraph.

          Provided (a) no Event of Default under the Lease has occurred or is continuing, (b) Lessor is satisfied that Lessee has theretofore continuously performed according to its Business Plan and (c) Lessor has timely received from Lessee all Monthly Rental Payments, (as defined in the Schedule) then Lessor shall apply any Excess Payment to Lessee's End of Lease Position requirement described in the Schedule by applying the Excess Payment pro rata under each Schedule to Election No. 1, if Lessee elects Election No. 1, or pro rata to Monthly Rental Payments due under the extension of each Schedule if Lessee elects Election No. 2 in reverse order of maturities.

     (c) Section 18(b) is amended by adding at the end thereof the following sentence:

          In addition to the foregoing remedies, Lessor may apply the Excess Payment, as herein defined, (1) to compensate Lessor for losses or damages sustained as a result of such Event of Default; and/or (2) to reimburse Lessor for costs and expenses, including reasonable attorney's fees, incurred by Lessor in connection with such failure to perform, whether or not litigation or other judicial proceedings are commenced. Any surplus remaining thereafter shall be retained by Lessor as security hereunder.

3.   Representations and Warranties.  Lessee hereby reconfirms as of the date
     ------------------------------
hereof, its representations and warranties set forth in Section 5 of the Lease.

4.   Continued Validity of Lease.  Except as amended by this Amendment, the
     ---------------------------
Lease shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Such Amendment shall not amend or otherwise affect any of the Schedules executed and delivered by Lessee prior to the date hereof.

5.   Authorization.  Each party represents to the other that the individual
     -------------
executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

6.   When Amendment is Effective.  This Amendment shall be binding and deemed
     ---------------------------
effective when executed by Lessee and accepted and executed by Lessor. Upon such effectiveness this Amendment shall be deemed to have amended the Lease as provided herein.

7.   Captions.  Section headings and numbers have been set forth herein for
     --------
convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

8.   No Novation.  This Amendment is not intended to be, and shall not be
     -----------
construed to create, a novation or accord and satisfaction and, except as otherwise provided herein, the Lease shall remain in full force and effect.

9.   Severability.  Each provision of this Amendment shall be severable from
     ------------
every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

10.  Entire Agreement.  The Lease as amended by this Amendment constitutes the
     ----------------
entire agreement between Lessee and Lessor with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Lessee acknowledges and agrees that Lessor has not made any representation, warranty or covenant in connection with this Amendment.

11.  Conflicts.  In the event of any conflict between the terms of this
     ---------
Amendment and terms of the Master Equipment Lease Agreement No. 0135, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

--------------------------------------------------------------------------------
LESSOR:                                     LESSEE:

PHOENIX LEASING INCORPORATED                SEQUENOM, INC.

By:     /s/  Lynn Sanders                   By:     /s/  Stephen Zaniboni
   -------------------------------             -------------------------------

Name:     Lynn Sanders                      Name (Print):   Stephen Zanziboni
     -----------------------------                       ---------------------

Title:     Contract Administrator           Title:     VP Finance
      ----------------------------                ----------------------------

--------------------------------------------------------------------------------

PHOENIX GROWTH                                                Thomas K. Morrison
CAPITAL CORP.                                                     Vice President
A Phoenix American Company

                                    [LOGO]
--------------------------------------------------------------------------------

                                               3000 Sand Hill Road
                                               Building 1, Suite 160
                                               Menlo Park, California 91025-7116
                                               (650) 854-8404
                                               (650) 854-5732 FAX
                                               tkmphoenix@aol.com

October 22, 1998

Mr. Steve Zaniboni
Vice President, Finance & Administration
Sequenom Inc.
I i555 Sorrento Valley Road
San Diego, CA 92121

Dear Steve:

We are pleased to provide this commitment for an extension of your equipment lease line under the following terms and conditions.

FACILITY
--------

     Finance Lease

PARTIES TO THE TRANSACTION
--------------------------

     1.   Lessee:  Sequenom Inc.
          ------

     2.   Lessor:  Phoenix Growth Capital Corp. (PGCC), its Affiliates or
          ------
          Assigns.

EQUIPMENT
---------

     1.   Total Cost:  $600,000 additional, for a total of up to $2,100,000
          ----------

     2.   Equipment Description:  Laboratory and manufacturing equipment for
          ---------------------
          automated process line per list provided. Up to 20% of the utilized line may be used for soft cost items, defined as exclusions below.

          a.   Exclusions:  Custom use equipment, installation and delivery
               ----------
               costs, purchase tax. tooling, software, tenant improvements off-premises equipment and items generally considered fungible or expendable.

          b.   Used Equipment:  Lessor will provide lease financing for
               --------------
               acceptable used equipment. Equipment purchased by Lessee prior to 180 days before completion of lease documentation is subject to adequate depreciation allowances.

Mr. Steve Zaniboni
October 22, 1998
Page 2

     3.   Deliveries:  All equipment to be purchased by Lessor must be
          ----------
          delivered, accepted and funded no later than August 31. 1999.

     4.   Equipment Location:  Same as above.
          ------------------

TRANSACTION STRUCTURE
---------------------

     The Lessor will purchase the equipment from the Lessee or the vendor (after delivery) and simultaneously lease the equipment to the Lessee.

     A finance lease document will evidence the agreement between the Lessor and Lessee. It is anticipated that the lease will be a Master Lease with schedules evidencing takedowns. All base Master Lease documentation must be completed within four weeks of the date a commitment letter has been signed by both parties.

LEASE INFORMATION
-----------------

     1.   Base Lease Term Commencement Date:  The Base Lease Term will commence
          ---------------------------------
          on the First of the month. If funding is other than the first of the month, commencement date will be the first of the following month.

     2.   Base Lease Term(s):  The Base Lease Term will be 42 months from the
          ------------------
          Base Lease Term Commencement Date.

     3.   Delivery and Acceptance:  All equipment delivered and placed in
          -----------------------
          service will be acknowledged and accepted by the Lessee per a written Acceptance Notice.

     4.   Financial Closing Date(s): The equipment will be paid for by the
          -------------------------
          Lessor on a monthly basis in aggregate amounts not less than $25,000.

     5.   Interim Rent:  An interim Lease term will run from the date each
          ------------
          equipment schedule is funded by the Lessor until the Base Lease Term Commencement Date.

     6.   Lease Rate Factor:  42 months at 2.72%, last payable in advance.
          -----------------

     7.   End of Lease Position:  At lease expiration, the Lessee will either
          ---------------------
          (a) purchase the equipment for 25% or (b) renew the Lease for an additional 12 months at 2.50% per month and then own the equipment for payment of $1.00.

     8.   Soft Costs:  Soft costs may be as much as 30% of the utilized line
          ----------
          during the commitment period. If soft costs exceed 20% of the utilized line at the end of the commitment period, or in the event of a material adverse change in Lessee's performance to plan or business condition, Lessee agrees to pay Lessor a single payment sufficient to bring the percentage of soft costs to 20%. Such payment would be applied to the end of lease payment first, and then to payments due

Mr. Steve Zaniboni
October 22, 1998
Page 3

          under the Lease in reverse order. Alternatively, PGCC may at its option extend the commitment period to provide Lessor with additional time to take down equipment sufficient to restore the 20% proportion.

     9.   Adjust-A-Lease:  Lessee may make additions to existing equipment or
          --------------
          replace existing equipment during the Lease term subject to credit and equipment review and approval.

     10.  Casualty values (Stipulated Loss Values):  In the event the equipment
          ----------------------------------------
          is destroyed or otherwise rendered permanently unfit for service, and is not repaired or replaced by Lessee or its insurance carrier, the Lessee will pay a Casualty Value. The Casualty Values will be calculated at the outset of the transaction and will dictate the amount of the Lessee's casualty insurance coverage.

OTHER CONSIDERATIONS
--------------------

     1.   Net Lease:  The lease will be net to the Lessor.  Lessee will be
          ---------
          responsible for all expenses in connection with the equipment, including taxes (except taxes based on the income of the Lessor), franchise taxes, charges in lieu of taxes, assessments, insurance premiums, all costs of operations, repair, maintenance and rebuilding, and all of the charges related to the equipment or its operation.

     2.   Transaction Expense:  Each party shall bear its own expenses,
          -------------------
          including fees and expenses of counsel and accountants, incurred in connection with the documentation and preparation of this lease transaction, except UCC, equipment identification and appraisal costs, which will be bore by Lessee. However, if this transaction is not funded because Lessee (a) fails to execute final documents with Lessor, (b) chooses not to use the committed lease amounts, or (c) sustains a material adverse change in its financial condition, Lessor shall retain the commitment fee as compensation for expenses.

     3.   Stock Warrants:  None.
          --------------

     4.   Additional Collateral or Technology/Patent Lien:  None
          -----------------------------------------------

     5.   Negative Restrictive Covenants:  None
          ------------------------------

     6.   Commitment Fee:  Lessee has paid to Lessor a commitment fee of $2,500.
          --------------
          The fee shall be applied by Lessor first to reimburse any Transaction Expenses shown above and then proportionally to the first payment due for each schedule hereunder.

     7.   Financial Information:  Lessee must provide interim financial
          ---------------------
          information (balance sheet, income statement, funds flow and changes to projections) when available monthly after a commitment letter has been signed by both parties.

Mr. Steve Zaniboni
October 22, 1998
Page 4

     8.   Conditions Precedent:  No material adverse performance to plan.
          --------------------
          PGCC's "exposure", defined as amounts funded less payments received, not to exceed $2,000,000 at any point in time.

If you are in agreement with the foregoing, please sign and date one copy of this commitment letter and return it to my attention by FAX at 415-485-4663. Thank you.

Sincerely,                          Acknowledge and Agreed to:


                                    By:   /s/ Stephen Zaniboni
                                        ------------------------

/s/ Thomas K. Morrison

Thomas K. Morrison                  Its:   VP Finance
Vice President                          ------------------------


                                    Date:    11/16/98
                                          ----------------------

                                   SCHEDULE
                                   --------

                              Schedule No. 01 to Lease
                              Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

            Description of
              Equipment
           (quantity, model             Purchase                        Mfr./             Street Address
          and serial number)             Price            Rent         Vendor        City, State and County
          ------------------             -----            ----         ------        ----------------------
          See Exhibit A attached hereto.
              Total:                 $219,994.40      $5,983.85

B.   Terms
     -----

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                       Remit Monthly Rental Amount To:
------------------------                        -------------------------------
SEQUENOM, INC.                                  PHOENIX LEASING INCORPORATED
11555 Sorrento Valley Road                      P.O. Box 200432
San Diego, CA  92121                            Dallas, TX  75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

D.  Casualty Values:  See attachment hereto.
    -------- ------

                              Schedule No. 01 to Lease
                              Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

E.  Special Provisions:  1.  Lessor's payment for Equipment hereunder is
    ------- ----------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position:  (a)  General.  Lessee shall be required to choose a
    --- -- ----- --------        -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
-------- --  -
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
-------- --  -
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                    LESSEE:

PHOENIX LEASING INCORPORATED               SEQUENOM, INC.

By:  /S/ (ILLEGIBLE)                       By:  /S/ STEPHEN ZANIBONI
   --------------------------------           --------------------------------
Name:   (ILLEGIBLE)                        Name (Print):   STEPHEN ZANIBONI
     ------------------------------                     ----------------------
Title:    (ILLEGIBLE)                      Title:   VP FINANCE
      -----------------------------              -----------------------------
Date:  2/26/98                             Date:  2/12/98
     ------------------------------             ------------------------------

                    ATTACHMENT TO EQUIPMENT SCHEDULE NO. 01

                                CASUALTY VALUE

 Month of         % of Original Equipment    Month of    % of Original Equipment
Lease Term             Purchase Price       Lease Term       Purchase Price
----- ----             -------- -----       ----- ----       -------- -----
     1                     125.00               22                73.78
     2                     122.56               23                71.34
     3                     120.12               24                68.90
     4                     117.68               25                66.46
     5                     115.24               26                64.02
     6                     112.80               27                61.59
     7                     110.37               28                59.15
     8                     107.93               29                56.71
     9                     105.49               30                54.27
    10                     103.05               31                51.83
    11                     100.61               32                49.39
    12                      98.17               33                46.95
    13                      95.73               34                44.51
    14                      93.29               35                42.07
    15                      90.85               36                39.63
    16                      88.41               37                37.20
    17                      85.98               38                34.76
    18                      83.54               39                32.32
    19                      81.10               40                29.88
    20                      78.66               41                27.44
    21                      76.22               42                25.00
                                            Thereafter            25.00

  Lessor's                                      Lessee's
  Initials (ILLEGIBLE)                          Initials (ILLEGIBLE)
           -----------                                   -----------

                               ACCEPTANCE NOTICE

                                SCHEDULE NO. 01

Reference is made to the Master Equipment Lease dated as of February 5, 1998 between PHOENIX LEASING INCORPORATED as Lessor and SEQUENOM, INC. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.

     Description of Equipment
        (quantity, model         Purchase                Mfr./       Street Address
        and serial number)        Price       Rent      Vendor    City, State and County
        ------------------        -----       ----      ------    ----------------------
See Exhibit A attached hereto.


         Total:               $219,994.40  $5,983.85


THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of February 25, 1998.

                                        SEQUENOM, INC.

                                        By:  /S/ STEPHEN ZANIBONI
                                           -------------------------------

                                        Name:  STEPHEN ZANIBONI
                                             -----------------------------

                                        Title:  VP FINANCE
                                              ----------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

     Lessee: SEQUENOM, INC.
             ---------------------
             11555 SORRENTO VALLEY RD.
             SAN DIEGO, CA  94121

Master Contract:  0135                                                                                    Schedule:  01
                --------                                                                                           -------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Invoiced
Vendor Name           Invoice      Brief Description        Eqp                             Amt Net of     Amt Paid      Tax Pd
(abbreviation OK)     No.          of Item                  Code    Serial Number    LOC     Sales Tax    by Lessee     (______)
--------------------------------------------------------------------------------------------------------------------------------
Beckman Instrmts      331062FT01   Pipellor Ensemble          2     304017APS         1      46,360.50                      N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   Freight & Insurance       27                       1         696.16                      N
--------------------------------------------------------------------------------------------------------------------------------
                      331062FT02   Dsposble Tip Wash Sys.     2     90006             1       5,500.00                      N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   Freight & Insurance       27                       1         142.68                      N
--------------------------------------------------------------------------------------------------------------------------------
MJ Research, Inc.      43466       PTC-0225 Tefrad Chssis    26     TD002536          2      14,245.25                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26     ALO13185/         2       3,955.60                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26     PB0361            2                                     N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26     AL01402B          2       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26     PB0361            2                                     N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26     AL014038/         2       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26     PB0371            2       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26     AL014041/         2                                     N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26     PB0340            2                                     N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27                       2         105.00                      N
--------------------------------------------------------------------------------------------------------------------------------
                       43377       PTC-0225 Tetra Chssis      2     TD002426          1      14,245.25                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2     ALO14021/         1       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2     PB0369            1                                     N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2     ALO14023/         1       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2     PB0369            1                                     N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2     ALO14025/         1       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2     PB0359            1                                     N
--------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2     ALO14030/         1       3,955.50                      N
--------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2     PB0358            1                                     N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                   freight                   27                       1         122.00                      N
--------------------------------------------------------------------------------------------------------------------------------
PE Biosystems       90056171       DNA SYS 4 COL/8BASE        2     394-              1      37,000.00                      N
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         No entry required
                                                                    -------------------------------------
Vendor Name           Invoice          Check       Transact          Net $ Amt       Net $ Amt.
(abbreviation OK)     No.               No.          Date           Due Lessee       Due Vendor
---------------------------------------------------------------------------------------------------------
Beckman Instrmts      331062FT01                                         $0.00       $46,360.50        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $   696.16        N
---------------------------------------------------------------------------------------------------------
                      331062FT02                                         $0.00       $ 5,580.00        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $   142.68     #N/A
---------------------------------------------------------------------------------------------------------
MJ Research, Inc.      43466                                             $0.00       $14,245.25        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $   105.00        N
---------------------------------------------------------------------------------------------------------
                       43377                                             $0.00       $14,245.25        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $ 3,955.50        N
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00     #N/A
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $     0.00
---------------------------------------------------------------------------------------------------------
                                                                         $0.00       $   122.00        N
---------------------------------------------------------------------------------------------------------
PE Biosystems       90056171                                             $0.00       $37,000.00        N
---------------------------------------------------------------------------------------------------------

                                  Page 1 of 3
                   Property of Phoenix Leasing Incorporated

--------------------------------------------------------------------------------------------------------------------------------
                              & Kit                    2       100000004J     1                            N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1      286.38                N
--------------------------------------------------------------------------------------------------------------------------------
Micron           1534719      Cmplr ATO Model BOM      1     1088241-0001     1    2,597.00                N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1       99.00                N
--------------------------------------------------------------------------------------------------------------------------------
Necx             560093N      Visual C++ V5.0 Pro     24        59819-811-    1      429.95                N
--------------------------------------------------------------------------------------------------------------------------------
                              95/NT CD                 2          2088451-    1                            N
--------------------------------------------------------------------------------------------------------------------------------
                                                       2            85206     1                            N
--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1        3.95                N
--------------------------------------------------------------------------------------------------------------------------------
                 564237N      Deskjet 890CXI PC 600    1       US77Q120DX     1      424.95                N
--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1       12.91                N
--------------------------------------------------------------------------------------------------------------------------------
Micron           1591926      Cmplr Laptop System      1     1110980-0001     1    3,467.00                N
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1       47.68                N
--------------------------------------------------------------------------------------------------------------------------------
                 1416281      Cmplr ATO Model BOM      1     1032255/0001     1    3,647.00    3,647.00    Y    2105    11/25/97
--------------------------------------------------------------------------------------------------------------------------------
                              Cmplr ATO Model BOM      1     1033255/0002     1    3,647.00    3,647.00    Y    2105    11/25/97
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1      258.00      258.00    Y    2105    11/25/97
--------------------------------------------------------------------------------------------------------------------------------
Necx              517431      LifeBook 735 clx 133     1                      1    1,879.95    1.879.95    N    2128    11/30/97
--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1       15.75       15.75    N    2128    11/30/97
--------------------------------------------------------------------------------------------------------------------------------
Micron           1477538      Cmptr ATO Model BOM      1      1058058-001     1    2,067.00    2,067.00    Y    2157    12/20/97
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1      119.00      119.00    Y    2157    12/20/97
--------------------------------------------------------------------------------------------------------------------------------
                 1513020      Cmptr ATO Model BOM      1     1076930-0001     1    3,547.00    3,547.00    Y    2216    12/29/97
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1      119.00      119.00    Y    2216    12/29/97
--------------------------------------------------------------------------------------------------------------------------------
                 1513022      Cmptr ATO Model BOM      1     1076996-0001     1    3,836.00    3,836.00    Y    2216    12/29/97
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1        0.00        0.00    Y    2216    12/29/97
--------------------------------------------------------------------------------------------------------------------------------
                 1515296      Cmptr ATO Model BOM      1     1076945-0001     1    2,438.00    2,438.00    Y    2216    12/29/97
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1       99.00       99.00    Y    2216    12/29/97
--------------------------------------------------------------------------------------------------------------------------------
Necx              540370      LifePro 720 LCD Prjctr  17        AG7483316     1    5,699.95    5,699.95    N    2229    12/30/97
--------------------------------------------------------------------------------------------------------------------------------
                              Freight                 27                      1       14.95       14.95    N    2229    12/30/97
--------------------------------------------------------------------------------------------------------------------------------
Oracle            918340      Oracle for Window NT    24        A54496-01     1    1,327.50    1,327.50    Y    2069    11/13/97
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Biorad             75441      Chem Window             24       UEW1019188     1      599.00      599.00    Y    2044    11/10/97
--------------------------------------------------------------------------------------------------------------------------------

                                $    0.00     $    0.00    #N/A
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $  286.38       N
---------------------------------------------------------------
Micron           1534719        $    0.00     $2,597.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00
---------------------------------------------------------------
                                $    0.00     $   99.00       N
---------------------------------------------------------------
Necx             560093N        $    0.00     $  429.95       N
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    3.95       N
---------------------------------------------------------------
                 564237N        $    0.00     $  424.95       N
---------------------------------------------------------------
                                $    0.00     $   12.91       N
---------------------------------------------------------------
Micron           1591926        $    0.00     $3,467.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00    #N/A
---------------------------------------------------------------
                                $    0.00     $   47.68       N
---------------------------------------------------------------
                 1416281        $3,647.00     $    0.00       N
---------------------------------------------------------------
                                $3,647.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                                $  258.00     $    0.00       N
---------------------------------------------------------------
Necx              517431        $1,879.95     $    0.00       N
---------------------------------------------------------------
                                $   15.75     $    0.00       N
---------------------------------------------------------------
Micron           1477538        $2,067.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00    #N/A
---------------------------------------------------------------
                                $  119.00     $    0.00       N
---------------------------------------------------------------
                 1513020        $3,547.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                                $  119.00     $    0.00       N
---------------------------------------------------------------
                 1513022        $3,836.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00    #N/A
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                 1515296        $2,438.00     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00       N
---------------------------------------------------------------
                                $   99.00     $    0.00       N
---------------------------------------------------------------
Necx              540370        $5,699.95     $    0.00       N
---------------------------------------------------------------
                                $   14.95     $    0.00       N
---------------------------------------------------------------
Oracle            918340        $1,327.50     $    0.00       N
---------------------------------------------------------------
                                $    0.00     $    0.00    #N/A
---------------------------------------------------------------
Biorad             75441        $  599.00     $    0.00       N
---------------------------------------------------------------

                                  Page 2 of 3
                   Property of Phoenix Leasing Incorporation

------------------------------------------------------------------------------------------------------------------------------------
                                   Chem Window               24   UEW1019175  1     999.00    999.00  Y   2044  11/10/97   $  999.00
------------------------------------------------------------------------------------------------------------------------------------
                                                             24       SUITES  1                       Y   2044  11/10/97   $    0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27               1      10.00     10.00  Y   2044  11/10/97   $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Necx                               Credit Card Either Adpt.  24            ?  1     127.95    127.95  N   2148   12/5/97   $  127.95
------------------------------------------------------------------------------------------------------------------------------------
                                   Visual C++ V5.0 Pro       24    59819-809  1     429.95    429.95  N   2158  12/10/97   $  429.95
------------------------------------------------------------------------------------------------------------------------------------
                                   95/NT CD                  24      2464685  1                       N   2158  12/10/97   $    0.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27               1       3.95      3.95  N   2158  12/10/97   $    3.95
------------------------------------------------------------------------------------------------------------------------------------
                      541316N      Visual Basic V5.0 Pro     24  203-056-016  1     429.95    429.95  N   2242  12/31/97   $  429.95
------------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27               1       5.95      5.95  N   2242  12/31/97   $    5.95
------------------------------------------------------------------------------------------------------------------------------------
Isec                  97093022     Fume Hood                  2    016070690  1   8,100.00  8,100.00  Y    VAR    1/8/98   $8,100.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Fume Hood                  2    016070691  1   8,100.00  8,100.00  Y    VAR    1/8/89   $8,100.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Solvent Cabinets           2               1   2,148.00  2,148.00  Y    VAR    1/8/98   $2,148.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Fume Hood Prepping         2               1     700.00    700.00  Y    VAR    1/8/98   $  700.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $    0.00
------------------------------------------------------------------------------------------------------------------------------------
Uniequip              978092       Concentrator Cntrfuge      2    976034714  1   3,140.00  3,140.00  N   Wire  10/20/97   $3,140.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Aspstor Vacuum Pump        2    976034838  1   3,370.00  3,370.00  N   Wire  10/20/97   $3,370.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27               1     308.74    308.74  N   Wire  10/20/97   $  308.74
------------------------------------------------------------------------------------------------------------------------------------
MJ Research, inc.     42107        ALD-1233 Dual Alpha        2     AL012491  1   2,370.25  2,370.25  Y   2106  11/25/97   $2,370.25
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $    0.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27               1      16.00     16.00  Y   2106  11/25/97   $   16.00
------------------------------------------------------------------------------------------------------------------------------------
Pfeiffer Vacuum       268868       PKR250 Guage 40KF          2     2416V015  1     653.90    653.90  Y   2219  12/29/97   $  653.90
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $    0.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27               1      12.00     12.00  Y   2219  12/29/97   $   12.00
------------------------------------------------------------------------------------------------------------------------------------
Simco Products        0014780-IN   HP 450C Inkjet Printer     1   ESA7905454  1   1,795.00  1,795.00  Y   2234  12/30/97   $1,795.00
------------------------------------------------------------------------------------------------------------------------------------
                                   Roll Feed D                1               1     225.00    225.00  Y   2234  12/30/97   $  225.00
------------------------------------------------------------------------------------------------------------------------------------
                                   D Size Legs                1               1     225.00    225.00  Y   2234  12/30/97   $  225.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $    0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   Chem Window                 $  0.00              N
---------------------------------------------------------------------------------------
                                                               $  0.00              N
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                   Freight                     $  0.00           #N/A
---------------------------------------------------------------------------------------
Necx                               Credit Card Either Adpt.    $  0.00              N
---------------------------------------------------------------------------------------
                                   Visual C++ V5.0 Pro         $  0.00              N
---------------------------------------------------------------------------------------
                                   95/NT CD                    $  0.00              N
---------------------------------------------------------------------------------------
                                   Freight                     $  0.00              N
---------------------------------------------------------------------------------------
                      541316N      Visual Basic V5.0 Pro       $  0.00              N
---------------------------------------------------------------------------------------
                                   Freight                     $  0.00              N
---------------------------------------------------------------------------------------
Isec                  97093022     Fume Hood                   $  0.00              N
---------------------------------------------------------------------------------------
                                   Fume Hood                   $  0.00              N
---------------------------------------------------------------------------------------
                                   Solvent Cabinets            $  0.00              N
---------------------------------------------------------------------------------------
                                   Fume Hood Prepping          $  0.00              N
---------------------------------------------------------------------------------------
                                                               $  0.00           #N/A
---------------------------------------------------------------------------------------
Uniequip              978092       Concentrator Cntrfuge       $  0.00              N
---------------------------------------------------------------------------------------
                                   Aspstor Vacuum Pump         $  0.00              N
---------------------------------------------------------------------------------------
                                   Freight                     $  0.00              N
---------------------------------------------------------------------------------------
MJ Research, inc.     42107        ALD-1233 Dual Alpha         $  0.00              N
---------------------------------------------------------------------------------------
                                                               $  0.00           #N/A
---------------------------------------------------------------------------------------
                                   Freight                     $  0.00              N
---------------------------------------------------------------------------------------
Pfeiffer Vacuum       268868       PKR250 Guage 40KF           $  0.00              N
---------------------------------------------------------------------------------------
                                                               $  0.00           #N/A
---------------------------------------------------------------------------------------
                                   Freight                     $  0.00              N
---------------------------------------------------------------------------------------
Simco Products        0014780-IN   HP 450C Inkjet Printer      $  0.00              N
---------------------------------------------------------------------------------------
                                   Roll Feed D                 $  0.00              N
---------------------------------------------------------------------------------------
                                   D Size Legs                 $  0.00              N
---------------------------------------------------------------------------------------
                                                               $  0.00           #N/A
---------------------------------------------------------------------------------------
                            TOTAL AMOUNT DUE TO LESSEE     $ 62,484.74
---------------------------------------------------------------------------------------
                                           TOTAL AMOUNT DUE TO VENDOR     $157,509.66
                                                         ------------------------------
                                                           TOTAL DRAW     $219,994.40
                                                         ------------------------------


Lessee Signature: __________________________   Date:  _____________________


                                  Page 3 of 3
                   Property of Phoenix Leasing Incorporated

                                      SALE LEASEBACK ADDENDUM
                                      to Schedule No. 01
                                      of MASTER EQUIPMENT LEASE
                                      Dated as of February 5, 1998
                                      Between SEQUENOM, INC.
                                      and PHOENIX LEASING INCORPORATED


This Addendum to Master Equipment Lease is made and entered into as of February 25, 1998 between PHOENIX LEASING INCORPORATED ("Lessor") and SEQUENOM, INC. ("Lessee").

Notwithstanding anything to the contrary contained in the Lease referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Equipment to and lease the Equipment from Lessor and Lessor shall purchase the Equipment from and lease the Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that:

     (a)  Lessee has the right to sell the Equipment as set forth herein,

     (b) the Equipment and Lessee's right, title and interest in such Equipment is, as of the date of the Bill of Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Equipment is equal to the fair market value of such Equipment at the time of sale.

   LESSOR:                                  LESSEE:

   PHOENIX LEASING INCORPORATED             SEQUENOM, INC.

   By: /s/ Christy (Illegible)              By: /s/ Stephen Zaniboni

   Name: /s/ Christy (Illegible)            Name: (Print):  Stephen Zaniboni

   Title: Contract Administrator            Title: VP Finance

                             OFFICER'S CERTIFICATE
                             ---------------------

The undersigned, Stephen Zaniboni, hereby certifies that:

i) I am the Treasurer/Chief Financial Officer of SEQUENOM, INC., a Delaware corporation;

ii) as such officer, I am familiar with the terms and conditions of that certain Master Equipment Lease (the "Lease") dated as of February 5, 1998 between SEQUENOM, INC. ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor");

iii) this certificate is delivered in connection with the leasing of certain equipment under a Schedule with Lessor, the equipment is described in the Schedule and the equipment is free and clear from any and all liens, charges, security interests or other encumbrances which may affect Lessor's right, title or interest in and to the equipment;

iv) there has been no material adverse change in the financial condition of Lessee from the date of its most recent financial statements, true copies of which have been delivered to Lessor; and

v) no event which, with the giving of notice or passage of time, or both, could become an Event of Default under the Lease has occurred and is continuing.

vi)  Lessee if performing according to Lessee's business plan described in
     Section 3 of the Lease, a true copy of which business plan has been delivered to Lessor;

vii) the representations and warranties in Section 5 of the Lease are true and correct as of the date hereof.

IN WITNESS WHEREOF, I hereby execute this certificate on this 19 day of February, 1998.

                                            /s/ Stephen Zaniboni
                                            ---------------------------------

                                 ATTACHMENT 1
                                 BILL OF SALE


For valuable consideration SEQUENOM, INC. ("Seller") sells to PHOENIX LEASING INCORPORATED ("Buyer"), the property listed on Exhibit A hereof (the "Equipment").

Seller covenants and warrants that:

(1) It is the owner of, and has absolute title to, the Equipment which is free and clear of all claims, liens and encumbrances.

(2)  It has not made any prior sale, assignment, or transfer of the Equipment.

(3) It has the present right, power, and authority to sell the Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on 2/12, 1998.


                                           SEQUENOM, INC.


                                           By: /s/ Stephen Zaniboni
                                               ------------------------------

                                           Name (Print): Stephen Zaniboni
                                                         --------------------

                                           Title:        VP Finance
                                                 ----------------------------

                                   SCHEDULE
                                   --------

                                      Schedule No. 02 to Lease
                                      Dated as of February 5, 1998
                                      Between SEQUENOM, INC.
                                      and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

 Description of Equipment
     (quantity, model          Purchase           Mfr./      Street Address
    and serial number)          Price      Rent  Vendor  City, State and County
 ---------------------          -----      ----  ------  ----------------------

See Exhibit A attached hereto.

Total:                       $42,319.65 $1,151.09


B.      Terms
        -----

Base Term:           The Base Term shall commence on the date the Equipment is
                     received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:     This shall be the first day of the month following the
                     month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:       Payable on the Rent Start Date shall be (1) the first and
                     last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent
                     Due.

C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                  Remit Monthly Rental Amount To:
------------------------                   ------------------------------
SEQUENOM, INC.                             PHOENIX LEASING INCORPORATED
11555Sorrento Valley Road                  P.O. Box 200432
San Diego, CA 92121                        Dallas, TX 75320-0432

Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

                              Schedule No. 02 to Lease
                              Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

D.  Casualty Values:  See attachment hereto.
    ---------------

E.  Special Provisions:  1. Lessor's payment for Equipment hereunder is
    ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position:  (a) General. Lessee shall be required to choose a
    ---------------------       -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                   LESSEE:

PHOENIX LEASING INCORPORATED              SEQUENOM, INC.


By: /s/ Andrew Ferguson                   By: /s/ Steve Zaniboni
    ----------------------------              -----------------------------
Name: Andrew Ferguson                     Name (Print): Steve Zaniboni
      --------------------------               ----------------------------
Title: Illegible                          Title: VP Finance
       -------------------------                 --------------------------
Date: 3-20-98                             Date: 3-12-99
      --------------------------                ---------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

     Lessee:  SEQUENOM, INC.
              --------------------

Master Contract:   0135                                                            Schedule:   02
                  -------                                                                    -----
----------------------------------------------------------------------------------------------------------------------------------
Vendor Name                                                                                           L            Invoiced
(abbreviation         Invoice           Brief Description                   Eqp        Serial         O           Amt Net of
OK)                   No.               of Item                             Code       Number         C           Sales Tax
----------------------------------------------------------------------------------------------------------------------------------
Akcron                1663080           Micron Computer ATO                 1                                        2,969.00
----------------------------------------------------------------------------------------------------------------------------------
                                        Freight                             27                                          99.00
----------------------------------------------------------------------------------------------------------------------------------
                                        MMP Speakers                        1                                          230.10
----------------------------------------------------------------------------------------------------------------------------------
NECX                  576898            Windows NT V4.0                     24                                         274.95
----------------------------------------------------------------------------------------------------------------------------------
                                        Freight                             27                                           5.95
----------------------------------------------------------------------------------------------------------------------------------
                      576547            32 mb kit for Deli Lar.             1                                          107.95
----------------------------------------------------------------------------------------------------------------------------------
                                        Freight                             27                                           3.95
----------------------------------------------------------------------------------------------------------------------------------
                      581342            Windows 95 intrnt explr             24                                         176.95
----------------------------------------------------------------------------------------------------------------------------------
                                        freight                             27                                           5.95
----------------------------------------------------------------------------------------------------------------------------------
                      573464            Laseerjet 5Sinx 600 dpi             1                                        2,629.95
----------------------------------------------------------------------------------------------------------------------------------
                                        Freight                             27                                          69.90
----------------------------------------------------------------------------------------------------------------------------------
        Business      24994A            Toshiba 2860 Copier                 5                                        8,490.00
----------------------------------------------------------------------------------------------------------------------------------
                                        Copy Board                          5                                        3,800.00
----------------------------------------------------------------------------------------------------------------------------------
 Fisher Scientific    805749            hematolgy Chem.                     2                                          395.27
----------------------------------------------------------------------------------------------------------------------------------
                                        Freight                             27                                           4.36
----------------------------------------------------------------------------------------------------------------------------------
                      499288            pipette series 2100                 2                                          171.24
----------------------------------------------------------------------------------------------------------------------------------
                      716854            pipette sis 2100                    2                                          171.24
----------------------------------------------------------------------------------------------------------------------------------
                                        pipette series 2100 2-              2          quantity of 3                   513.72
----------------------------------------------------------------------------------------------------------------------------------
                                        Locator 8w/lvl monitor              2                                        2,455.39
----------------------------------------------------------------------------------------------------------------------------------
                      761614            Inverted Microscope                 2                                        3,142.86
----------------------------------------------------------------------------------------------------------------------------------
                                        pipette series 2100 0.1             2                                          741.56
----------------------------------------------------------------------------------------------------------------------------------
                      626713            purif-4cl II w/uv li/sfx            2                                        5,882.02
----------------------------------------------------------------------------------------------------------------------------------
                                        delivery                            27                                          80.00
----------------------------------------------------------------------------------------------------------------------------------
                      649937            incubator co2 single ir             2                                        3,896.63
----------------------------------------------------------------------------------------------------------------------------------
                                             display for                    2                                          396.00
----------------------------------------------------------------------------------------------------------------------------------
                                        Freight                             27                                         120.00
----------------------------------------------------------------------------------------------------------------------------------
                      604650            Eppendorf cent. md.                 2                                        5,485.71

     Lessee:  SEQUENOM, INC.
              --------------------

Master Contract:   0135                                               Schedule:   02
                  -------                                                       -----
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              No entry required
Vendor Name           Invoice         Amt Paid by      Tax Pd                             ----------------------------------------
(abbreviation         No.               Lesseee       Vendor?     Check    Transac     Net $ Amt       Net $ Amt.
OK)                                                    (Y/N)       No.      (Date     Due Lessee      Due Vendor
----------------------------------------------------------------------------------------------------------------------------------
Akcron                1663080                                                              $0.00        $ 2,969.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $    99.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $   230.10      #N/A
----------------------------------------------------------------------------------------------------------------------------------
NECX                  576898                                                               $0.00        $   274.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $     5.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      576547                                                               $0.00        $   107.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $     3.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      581342                                                               $0.00        $   176.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $     5.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      573464                                                               $0.00        $ 2,629.95      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $    69.90      #N/A
----------------------------------------------------------------------------------------------------------------------------------
        Business      24994A                                                               $0.00        $ 8,490.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $ 3,800.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
Fisher Scientific     805749                                                               $0.00        $   395.27      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $     4.36      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      499288                                                               $0.00        $   171.24      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      716854                                                               $0.00        $   171.24      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $   513.72      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $ 2,455.39      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      761614                                                               $0.00        $ 3,142.86      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $   741.56      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      626713                                                               $0.00        $ 5,882.02      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $    80.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      649937                                                               $0.00        $ 3,896.63      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $   396.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0.00        $   120.00      #N/A
----------------------------------------------------------------------------------------------------------------------------------
                      604650                                                               $0.00        $ 5,485.71      #N/A
                                                                                    ----------------------------------------------
                                                         TOTAL AMOUNT DUE TO LESSEE        $0.00
                                                                                    ----------------------------------------------
                                                                      TOTAL AMOUNT DUE TO VENDOR        $42,319.65
                                                                                                    ------------------------------
                                                                                      TOTAL DRAW        $42,319.65
                                                                                                    ------------------------------

Lessee Signature:   /s/ Stephen Zaniboni             Date:   3/16/99
                    ---------------------                  -----------


                          Page 1 of __

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

 Lessee: SEQUENOM, INC.
         ----------------------
         11555 SORRENTO VALLEY ROAD
         SAN DIEGO, CA 94121

Master Contract:  0135                                                                                         Schedule:    01
                 ------                                                                                                   -------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Invoiced Amt               Tax Pd
 Vendor Name          Invoice      Brief Description       Eqp    Serial                    Net of   Amt Paid    Vendor    Check
 (abbreviation OK)    No.          of Item                 Code   Number       LOC       Sales Tax   by Lessee    (Y/N)     No.
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Beckman Instrmts     331062FT01   Pipettor Ensemble          2   304017APS     1        46,360.50                  N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Freight & Insurance       27                 1           696.16                  N
---------------------------------------------------------------------------------------------------------------------------------
                      331062FT02   Dsposble Tip Wash Sys.     2   90006         1         5,580.00                  N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Freight & Insurance       27                 1           142.68                  N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 MJ Research, inc.         43466   PTC-0225 Tetrad Chssis    26   TD002536      2        14,245.25                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26   AL013185/     2         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26   PB0361        2                                   N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26   AL014028/     2         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26   PB0354        2                                   N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26   AL014037/     2         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26   PB0371        2                                   N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power      26   AL014041/     2         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225            26   PB0340        2                                   N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27                 2           105.00                  N
---------------------------------------------------------------------------------------------------------------------------------
                           43377   FTC-0225 Tetrad Chssis     2   TD002426      1        14,245.25                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2   AL014021/     1         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2   PB0369        1                                   N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2   AL014023/     1         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2   PB0370        1                                   N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2   AL014025/     1         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2   PB0359        1                                   N
---------------------------------------------------------------------------------------------------------------------------------
                                   ALP-1296 Alpha/Power       2   AL014030/     1         3,955.50                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   Bonnet 200/225             2   PB0358        1                                   N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27                 1           122.00                  N
---------------------------------------------------------------------------------------------------------------------------------
 PE Biosystems          90056171   DNA SYN 4 COL/8BASE        2   394-          1        37,000.00                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   & Kit                      2   100000004J    1                                   N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27                 1           286.38                  N
---------------------------------------------------------------------------------------------------------------------------------
 Micron                  1534719   Cmptr ATO Model BOM        1   1088241-0001  1         2,597.00                  N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Freight                   27                 1            99.00                  N
---------------------------------------------------------------------------------------------------------------------------------
 Necx                    560093N   Visual C++ V5.0 Pro       24   59819-811-    1           429.95                  N
---------------------------------------------------------------------------------------------------------------------------------
                                   95/NT CD                   2   2088451-      1                                   N
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                       No entry required
                                                    ---------------------------------
 Vendor Name          Invoice         Transact       Net $ Amt    Net $ Amt.
 (abbreviation OK)    No.                Date       Due Lessee    Due Vendor
-------------------------------------------------------------------------------------
 Beckman Instrmts     331062FT01                         $0.00    $46,360.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                         $0.00    $   696.16       N
-------------------------------------------------------------------------------------
                      331062FT02                         $0.00    $ 5,580.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                         $0.00    $   142.68       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
 MJ Research, inc.         43466                         $0.00    $14,245.25       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                         $0.00    $   105.00       N
-------------------------------------------------------------------------------------
                           43377                         $0.00    $14,245.25       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $ 3,955.50       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                         $0.00    $   122.00       N
-------------------------------------------------------------------------------------
 PE Biosystems          90056171                         $0.00    $37,000.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                         $0.00    $   286.38       N
-------------------------------------------------------------------------------------
 Micron                  1534719                         $0.00    $ 2,597.00       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                         $0.00    $    99.00       N
-------------------------------------------------------------------------------------
 Necx                    560093N                         $0.00    $   429.95       N
-------------------------------------------------------------------------------------
                                                         $0.00    $     0.00       N
-------------------------------------------------------------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

---------------------------------------------------------------------------------------------------------------------------------
                                                         2     85206            1                                     N
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1              3.95                   N
---------------------------------------------------------------------------------------------------------------------------------
                 564237N     Deskjet 890CXI PC 600       1     US77Q120DX       1            424.95                   N
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1             12.91                   N
---------------------------------------------------------------------------------------------------------------------------------
 Micron          1591926     Cmptr Laptop System         1     1110980-0001     1          3,467.00                   N
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1             47.68                   N
---------------------------------------------------------------------------------------------------------------------------------
                 1416281     Cmptr ATO Model BOM         1     1032255/0001     1          3,647.00       3,647.00    Y     2105
---------------------------------------------------------------------------------------------------------------------------------
                             Cmptr ATO Model BOM         1     1033255/0002     1          3,647.00       3,647.00    Y     2105
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1            258.00         258.00    Y     2105
---------------------------------------------------------------------------------------------------------------------------------
 Necx             517431     LifeBook 735dx 133          1                      1          1,879.95       1,879.95    N     2128
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1             15.75          15.75    N     2128
---------------------------------------------------------------------------------------------------------------------------------
 Micron          1477538     Cmptr ATO Model BOM         1     1058058-0001     1          2,067.00       2,067.00    Y     2157
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1            119.00         119.00    Y     2157
---------------------------------------------------------------------------------------------------------------------------------
                 1513020    Cmptr ATO Model BOM          1     1076930-0001     1          3,547.00       3,547.00    Y     2216
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                            Freight                     27                      1            119.00         119.00    Y     2216
---------------------------------------------------------------------------------------------------------------------------------
                 1513022    Cmptr ATO Model BOM          1     1076996-0001     1          3,836.00       3,836.00    Y     2216
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1              0.00           0.00    Y     2216
---------------------------------------------------------------------------------------------------------------------------------
                 1515296     Cmptr ATO Model BOM         1     1076945-0001     1          2,438.00       2,438.00    Y     2216
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1             99.00          99.00    Y     2216
---------------------------------------------------------------------------------------------------------------------------------
 Necx             540370     LifePro 720 LCD Prjctor    17     4G7483316        1          5,699.95       5,699.95    N     2229
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1             14.95          14.95    N     2229
---------------------------------------------------------------------------------------------------------------------------------
 Oracle           918340     Oracle for Window NT       24     A54496-01        1          1,327.50       1,327.50    Y     2069
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Biorad            75441     Chem Window                24     UEW1019188       1            599.00         599.00    Y     2044
---------------------------------------------------------------------------------------------------------------------------------
                             Chem Windown               24     UEW1019175       1            999.00         999.00    Y     2044
---------------------------------------------------------------------------------------------------------------------------------
                                                        24     SUITES           1                                     Y     2044
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1             10.00          10.00    Y     2044
---------------------------------------------------------------------------------------------------------------------------------
 Necx            520474N     Credit Card Ether Adpt.    24     ?                1            127.95         127.95    N     2148
---------------------------------------------------------------------------------------------------------------------------------
                 522742N     Visual C++ V5.0 Pro        24     59819-809-       1            429.95         429.95    N     2158
---------------------------------------------------------------------------------------------------------------------------------
                             95/NT CD                   24     2464685-         1                                     N     2158
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1              3.95           3.95    N     2158
---------------------------------------------------------------------------------------------------------------------------------
                 541316N     Visual Basic V5.0 Pro      24     203-056-016      1            429.95         429.95    N     2242
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1              5.95           5.95    N     2242
---------------------------------------------------------------------------------------------------------------------------------
 Isec           97093022     Fume Hood                   2     016070690        1          8,100.00       8,100.00    Y     VAR
---------------------------------------------------------------------------------------------------------------------------------
                             Fume Hood                   2     016070691        1          8,100.00       8,100.00    Y     VAR
---------------------------------------------------------------------------------------------------------------------------------
                             Solvent Cabinets            2                      1          2,148.00       2,148.00    Y     VAR
---------------------------------------------------------------------------------------------------------------------------------
                             FumeHood Prepiping          2                      1            700.00         700.00    Y     VAR
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Uniequip         976092     Concentrator Cntrfuge       2     976034714        1          3,140.00       3,140.00    N     Wire
---------------------------------------------------------------------------------------------------------------------------------
                             Asprtor Vacuum Pump         2     976034838        1          3,370.00       3,370.00    N     Wire
---------------------------------------------------------------------------------------------------------------------------------
                             Freight                    27                      1            308.74         308.74    N     Wire
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     3.95       N
-------------------------------------------------------------------------------------
                 564237N                            $    0.00     $   424.95       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $    12.91       N
-------------------------------------------------------------------------------------
 Micron          1591926                            $    0.00     $ 3,467.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                                    $    0.00     $    47.68       N
-------------------------------------------------------------------------------------
                 1416281           11/25/97         $3,647.00     $     0.00       N
-------------------------------------------------------------------------------------
                                   11/25/97         $3,647.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                   11/25/97         $  258.00     $     0.00       N
-------------------------------------------------------------------------------------
 Necx             517431           11/30/97         $1,879.95     $     0.00       N
-------------------------------------------------------------------------------------
                                   11/30/97         $   15.75     $     0.00       N
-------------------------------------------------------------------------------------
 Micron          1477538           12/20/97         $2,067.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                    12/20/97        $  119.00     $     0.00       N
-------------------------------------------------------------------------------------
                 1513020            12/29/97        $3,547.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                    12/29/97        $  119.00     $     0.00       N
-------------------------------------------------------------------------------------
                 1513022            12/29/97        $3,836.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                   12/29/97         $    0.00     $     0.00       N
-------------------------------------------------------------------------------------
                 1515296           12/29/97         $2,438.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                   12/29/97         $   99.00     $     0.00       N
-------------------------------------------------------------------------------------
 Necx             540370           12/30/97         $5,699.95     $     0.00       N
-------------------------------------------------------------------------------------
                                   12/30/97         $   14.95     $     0.00       N
-------------------------------------------------------------------------------------
 Oracle           918340           11/13/97         $1,327.50     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
 Biorad            75441           11/10/97         $  599.00     $     0.00       N
-------------------------------------------------------------------------------------
                                   11/10/97         $  999.00     $     0.00       N
-------------------------------------------------------------------------------------
                                   11/10/97         $    0.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
                                   11/10/97         $   10.00     $     0.00       N
-------------------------------------------------------------------------------------
 Necx            520474N            12/5/97         $  127.95     $     0.00       N
-------------------------------------------------------------------------------------
                 522742N           12/10/97         $  429.95     $     0.00       N
-------------------------------------------------------------------------------------
                                   12/10/97         $    0.00     $     0.00       N
-------------------------------------------------------------------------------------
                                   12/10/97         $    3.95     $     0.00       N
-------------------------------------------------------------------------------------
                 541316N           12/31/97         $  429.95     $     0.00       N
-------------------------------------------------------------------------------------
                                   12/31/97         $    5.95     $     0.00       N
-------------------------------------------------------------------------------------
 Isec           97093022             1/8/98         $8,100.00     $     0.00       N
-------------------------------------------------------------------------------------
                                     1/8/98         $8,100.00     $     0.00       N
-------------------------------------------------------------------------------------
                                     1/8/98         $2,148.00     $     0.00       N
-------------------------------------------------------------------------------------
                                     1/8/98         $  700.00     $     0.00       N
-------------------------------------------------------------------------------------
                                                    $    0.00     $     0.00    #N/A
-------------------------------------------------------------------------------------
 Uniequip         976092           10/20/97         $3,140.00     $     0.00       N
-------------------------------------------------------------------------------------
                                   10/20/97         $3,370.00     $     0.00       N
-------------------------------------------------------------------------------------
                                   10/20/97         $  308.74     $     0.00       N
-------------------------------------------------------------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

--------------------------------------------------------------------------------------------------------------------------
MJ Research, inc.          42107    ALD-1233 Dual Alpha         2    AL012491         1       2,370.25      2,370.25    Y
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                    Freight                    27                     1          16.00         16.00    Y
--------------------------------------------------------------------------------------------------------------------------
Pfeiffer Vacuum           268868    PKR250 Guage 40KF           2    2416V015         1         653.90        653.90    Y
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                    Freight                    27                     1          12.00         12.00    Y
--------------------------------------------------------------------------------------------------------------------------
Simco Products        0014780-IN    HP 450C Inkjet Printer      1    ESA7905454       1       1,795.00      1,795.00    Y
--------------------------------------------------------------------------------------------------------------------------
                                    Roll Feed D                 1                     1         225.00        225.00    Y
--------------------------------------------------------------------------------------------------------------------------
                                    D Size Legs                 1                     1         225.00        225.00    Y
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
MJ Research, inc.          42107           2106       11/25/97         $  2,370.25     $      0.00        N
------------------------------------------------------------------------------------------------------------
                                                                       $      0.00     $      0.00     #N/A
------------------------------------------------------------------------------------------------------------
                                           2106       11/25/97         $     16.00     $      0.00        N
------------------------------------------------------------------------------------------------------------
Pfeiffer Vacuum           268868           2219       12/29/97         $    653.90     $      0.00        N
------------------------------------------------------------------------------------------------------------
                                                                       $      0.00     $      0.00     #N/A
------------------------------------------------------------------------------------------------------------
                                           2219       12/29/97         $     12.00     $      0.00        N
------------------------------------------------------------------------------------------------------------
Simco Products        0014780-IN           2234       12/30/97         $  1,795.00     $      0.00        N
------------------------------------------------------------------------------------------------------------
                                           2234       12/30/97         $    225.00     $      0.00        N
------------------------------------------------------------------------------------------------------------
                                           2234       12/30/97         $    225.00     $      0.00        N
------------------------------------------------------------------------------------------------------------
                                                                       $      0.00     $      0.00     #N/A
------------------------------------------------------------------------------------------------------------
                                         TOTAL AMOUNT DUE TO LESSEE    $ 62,484.74
                                                                     ------------------------------------
                                                       TOTAL AMOUNT DUE TO VENDOR      $259,250.16
                                                                                       ------------------
                                                                      TOTAL DRAW       $321,734.90
                                                                                       ------------------

Lessee Signature:_____________________________  Date:______

                                   SCHEDULE
                                   --------

                                          Schedule No. 03 to Lease
                                          Dated as of February 5, 1998
                                          Between SEQUENOM INC.
                                          and PHOENIX LEASING INCORPORATED

A.   Description and Purchase Price of Equipment
     -------------------------------------------

          Description of
             Equipment
         (quantity, model                 Purchase                             Mfr./              Street Address
        and serial number)                 Price              Rent            Vendor          City, State and County
        ------------------                ------              ----            ------          ----------------------

     See Exhibit A attached hereto

Total:                                    $200,400.92         $5,451.99

B.   Terms

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor   (expressed as a percentage of Equipment's original Purchase
                    Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                   Remit Monthly Rental Amount To:
------------------------                    ------------------------------
SEQUENOM, INC,                                    PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road                         P. O. Box 200432
San Diego, CA 92121                               Dallas, TX  75320-0432
Attention:   Mr. Steve Zaniboni, Vice President, Finance and Administration

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

------------------------------------------------------------------------------------------------
Insulator Seal     63345  SPCL Power HI Volt      2   0917001   1      615.00   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27                     11.00   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Necx              618248  Ehterlink              24             1      165.95   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27                      3.95   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Necx              618434  Vista Tech             24             1      285.95   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27                      4.70   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Necx              607647  Caviar Eide Ultra DMA  24             1      196.95   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27             1        6.95   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NECX              619237  Jetdirect ex plus      24             1      219.95   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27             1       11.81   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Fisher           1527412  Oven Mode 29 120V       2             1    2,279.62   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27                    129.48   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Necx              618592  ABC Flowcharter        24             1      255.95   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
AutoGen             1087  NA1000 for blood        2             1   18,000.00   0.00   N    N/A
------------------------------------------------------------------------------------------------
                          Freight                27             1      964.71   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Necx              623274  Superstack II Switch   24             1      654.95   0.00   N    N/A
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Fisher           1043019  Protector PCR           2                  2,152.94   0.00   N    N/A
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Insulator Seal     63345  SPCL Power HI Volt      03/24/98           $     0.00   $     615.00   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $      11.00   *N/A
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
Necx              618248  Ehterlink               03/26/98           $     0.00   $     165.95   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $       3.95   *N/A
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
Necx              618434  Vista Tech              03/26/98           $     0.00   $     285.95   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $       4.70   *N/A
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
Necx              607647  Caviar Eide Ultra DMA   03/11/98           $     0.00   $     196.95   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $       6.95   N
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
NECX              619237  Jetdirect ex plus       03/27/98           $     0.00   $     219.95   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $      11.81   N
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
Fisher           1527412  Oven Mode 29 120V       03/25/98           $     0.00   $   2,279.62   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $     129.48   *N/A
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
Necx              618592  ABC Flowcharter         03/26/98           $     0.00   $     255.95   N
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
AutoGen             1087  NA1000 for blood        03/24/98           $     0.00   $  18,000.00   N
-----------------------------------------------------------------------------------------------------
                          Freight                                    $     0.00   $     964.71   N
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   *N/A
-----------------------------------------------------------------------------------------------------
Necx              623274  Superstack II Switch    02/20/98           $     0.00   $     654.95   N
-----------------------------------------------------------------------------------------------------
                                                                     $     0.00   $       0.00   N/A
-----------------------------------------------------------------------------------------------------
Fisher           1043019  Protector PCR           02/13/98           $     0.00   $   2,152.94   N
-----------------------------------------------------------------------------------------------------
                            TOTAL AMOUNT DUE TO LESSEE               $32,423.25
-----------------------------------------------------------------------------------------------------
                                                  TOTAL AMOUNT DUE VENDOR         $ 168,017.67
-----------------------------------------------------------------------------------------------------
                                                          TOTAL DRAW              $ 200,440.92
-----------------------------------------------------------------------------------------------------

Lessee Signature:          /s/                          Date:_______________
                  ------------------------

                                    Schedule No. 03 to Lease
                                    Dated as of February 5, 1998
                                    Between SEQUENOM INC.
                                    and PHOENIX LEASING INCORPORATED

D.  Casualty Values:  See attachment hereto.
    ---------------

E.  Special Provisions: 1.  Lessor's payment for Equipment hereunder is
    ------------------
conditioned on Lessor's Satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position: (a) General.  Lessee shall be required to choose a
           ----- --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.
         -------------------------------------------------------------

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee, an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall bc responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                LESSEE:

PHOENIX LEASING INCORPORATED           SEQUENOM, INC.

By:    /s/ Lynn Sanders                By:            /s/  Stephen Zaniboni
   -------------------------------        --------------------------------------
Name:  Lynn Sanders                    Name (Print):
     -----------------------------                  ____________________________
Title: Contract Administrator          Title:
      ----------------------------           ___________________________________
Date:                                  Date:          April 29, 1998
     _____________________________          ------------------------------------

                                   SCHEDULE
                                   --------

                                                Schedule No. 04 to Lease
                                                Dated as of February 5, 1998
                                                Between SEQUENOM INC.
                                                and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

       Description of
         Equipment
      (quantity, model                                                                 Street Address City,
     and serial number)       Purchase Price          Rent           Mfr./Vendor         State and County
    --------------------    -----------------     -----------     ----------------  ------------------------
    See Exhibit A attached hereto.

    Total:                      $82,007.75         $2,230.61

B.  Terms
    -----

Base Term:         The Base Term shall commence on the date the Equipment is
                   received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:   This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price). 2.72%

Monthly Rental Payments in advance.

Base Rent Due:     Payable on the Rent Start Date shall be (1) the first and
                   last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the schedule be as follows:

Lessee's Invoice Address:               Remit Monthly Rental Amount To:
------------------------                ------------------------------
SEQUENOM, INC.                          PHOENIX LEASING INCORPORATED
11555 Sorrento Valley Road              P.O. Box 200432
San Diego, CA 92121                     Dallas, TX 75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

                                                Schedule No. 04 to Lease
                                                Dated as of February 5, 1998
                                                Between SEQUENOM INC.
                                                and PHOENIX LEASING INCORPORATED

D.   Casualty Values: See attachment hereto.
     ---------------

E.   Special Provisions: 1. Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position: (a) General.  Lessee shall be required to choose a
     ---------------------      -------
     final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the First Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment Purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2: Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                 LESSEE:

PHOENIX LEASING INCORPORATED            SEQUENOM, INC.

By:_____________________________        By:  /s/ Stephen Zaniboni
                                           -----------------------------
Name:___________________________        Name (Print): Stephen Zaniboni
                                                     -------------------
Title:__________________________        Title:  VP FINANCE
                                              --------------------------
Date:  April 29, 1998                   Date:  April 29, 1998
      --------------------------              --------------------------

                                  Page 2 of 1
                   Property of Phoenix Leasing Incorporated

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

     Lessee: SEQUENOM, INC.
             --------------------
            11555 SORRENTO VALLEY ROAD
            SAN DIEGO, CA 94121

Master Contract:   0135                                                                        Schedule:   04
                 ---------                                                                              --------

-----------------------------------------------------------------------------------------------------------------------
Vendor Name                                                                      L      Invoiced
(abbreviation         Invoice     Brief Description       Eqp   Serial           O      Amt Net of          Amt Paid
OK)                   No.         of Item                 Code  Number           C      Sales Tax           by Lesseee
-----------------------------------------------------------------------------------------------------------------------
MJ Research, Inc.     44432       Tetra Chassis (2)         24  TD002630         2         14,245.25        14,245.25
-----------------------------------------------------------------------------------------------------------------------
MJ Research, Inc.     44432       ALPH BONNET QTY 4         24  ALO12790         2         15,822.00        15,622.00
-----------------------------------------------------------------------------------------------------------------------
BECKMAN               331062FT01  Multimek 96 pipettor      24  304013ap         2         40,920.00
-----------------------------------------------------------------------------------------------------------------------
BECKMAN                           multimek pro software     24                   2          4,650.00
-----------------------------------------------------------------------------------------------------------------------
BECKMAN                           4 position labware        24                   2            790.50
-----------------------------------------------------------------------------------------------------------------------
BECKMAN               33106FT02   Disposal Tip Wash         24  90007            2          5,580.00
-----------------------------------------------------------------------------------------------------------------------

  Schedule:  04
           ------

--------------------------------------------------------------------------------------------------------------
                                                                                 No entry required
Vendor Name                        Tax Pd                               --------------------------------------
(abbreviation         Invoice      Vendor      Check      Transact      Net $ Amt Due   Net $ Amt.
OK)                   No.          (Y/N)       No.           Date          Lessee       Due Vendor
--------------------------------------------------------------------------------------------------------------
MJ Research, Inc.     44432          Y         2482       3/12/98        $14,245.25     $      0.00      N
--------------------------------------------------------------------------------------------------------------
MJ Research, Inc.     44432          Y         2482       3/12/98        $15,822.00     $      0.00      N
--------------------------------------------------------------------------------------------------------------
BECKMAN               331062FT01                                         $     0.00     $ 40,920.00.     N
--------------------------------------------------------------------------------------------------------------
BECKMAN                                                                  $     0.00     $  4,650.00      N
--------------------------------------------------------------------------------------------------------------
BECKMAN                                                                  $     0.00     $    790.50      N
--------------------------------------------------------------------------------------------------------------
BECKMAN               33106FT02                                          $     0.00     $  5,580.00      N
--------------------------------------------------------------------------------------------------------------
                                                                         $     0.00     $      0.00    N/A
                                                                         -------------------------------------
                                          TOTAL AMOUNT DUE TO LESSEE     $30,067.25
                                                                         -------------------------------------
                                                         TOTAL AMOUNT DUE TO VENDOR     $ 51,940.50
                                                                                        ----------------------
                                                                         TOTAL DRAW     $ 82,007.75
                                                                                        ----------------------

Lessee Signature: /s/ Stephen Zaniboni       Date:   April 29, 1998
                 -----------------------          ------------------

                                  Page 1 of 1
                   Property of Phoenix Leasing Incorporated

                    ATTACHMENT TO EQUIPMENT SCHEDULE NO. 4

                                CASUALTY VALUES

                Month of             % of Original Equipment         Month of             % of Original Equipment
               Lease Term                Purchase Price             Lease Term                Purchase Price
               ----------                --------------             ----------                --------------
                    1                        125.00                      22                         73.78
                    2                        122.56                      23                         71.34
                    3                        120.12                      24                         68.90
                    4                        117.68                      25                         66.46
                    5                        115.24                      26                         64.02
                    6                        112.80                      27                         61.59
                    7                        110.37                      28                         59.15
                    8                        107.93                      29                         56.71
                    9                        105.49                      30                         54.27
                   10                        103.05                      31                         51.83
                   11                        100.61                      32                         49.39
                   12                         98.17                      33                         46.95
                   13                         95.73                      34                         44.51
                   14                         93.29                      35                         42.07
                   15                         90.85                      36                         39.63
                   16                         88.41                      37                         37.20
                   17                         85.98                      38                         34.76
                   18                         83.54                      39                         32.32
                   19                         81.10                      40                         29.88
                   20                         78.66                      41                         27.44
                   21                         76.22                      42                         25.00
                                                                     Thereafter                     25.00

Lessor's                                Lessee's
Initials (ILLEGIBLE)                    Initials (ILLEGIBLE)
         -----------                             -----------

                               ACCEPTANCE NOTICE

                                SCHEDULE NO. 04

Reference is made to the Master Equipment Lease dated as of February 5, 1998 between PHOENIX LEASING INCORPORATED as Lessor and SEQUENOM, INC. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.

          Description of Equipment
              (quantity, model                Purchase                 Mfr./          Street Address
             and serial number)                 Price       Rent       Vendor     City, State and County
             -----------------                  -----       ----       ------     ----------------------
         See Exhibit A attached hereto.




         Total:                               $82,007.75    $2,230.61

THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of April 29, 1998.


                                    SEQUENOM, INC.

                                    By:  /S/ STEPHEN ZANIBONI
                                       ------------------------------

                                    Name:  STEPHEN ZANIBONI
                                         ----------------------------

                                    Title:  VP FINANCE
                                          ---------------------------

                                        SALE LEASEBACK ADDENDUM
                                        to Schedule No. 04
                                        of MASTER EQUIPMENT LEASE
                                        Dated as of February 5, 1998
                                        Between SEQUENOM, INC.
                                        and PHOENIX LEASING INCORPORATED


This Addendum to Master Equipment Lease is made and entered into as of April 29, 1998 between PHOENIX LEASING INCORPORATED ("Lessor") and SEQUENOM, INC. ("Lessee")

Notwithstanding anything to the contrary contained in the Lease referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Equipment to and lease the Equipment from Lessor and Lessor shall purchase the Equipment from and lease the Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that

     (a) Lessee has the right to sell the Equipment as set forth herein,

     (b) the Equipment and Lessee's right, title and interest in such Equipment is, as of the date of the Bill or Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Equipment is equal to the fair market value of such Equipment at the time of sale.

LESSOR:                                      LESSEE:

PHOENIX LEASING INCORPORATED                 SEQUENOM, INC.

By: /s/ Lynn Sanders                         By: /s/ Stephen Zaniboni
   -----------------------------                ------------------------------
Name: Lynn Sanders                           Name (Print): Stephen Zaniboni
     ---------------------------                          --------------------
Title: Contract Administrator                Title: VP FINANCE
      --------------------------                   ---------------------------

                                 ATTACHMENT 1
                                 BILL OF SALE

For valuable consideration SEQUENOM, INC. ("Seller") sells to PHOENIX LEASING INCORPORATED ("Buyer"), the property listed on Exhibit A hereof (the "Equipment").

Seller covenants and warrants that:

(1) It is the owner of, and has absolute title to, the Equipment which is free and clear of all claims, liens and encumbrances.

(2)  It has not made any prior sale, assignment, or transfer of the Equipment.

(3) It has the present right, power, and authority to sell the Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on April 29, 1998


                                             SEQUENOM, INC.

                                             By: /s/ Stephen Zaniboni
                                                ------------------------------
                                             Name (Print): Stephen Zaniboni
                                                          --------------------
                                             Title: VP FINANCE
                                                   ---------------------------

                             OFFICER'S CERTIFICATE
                             ---------------------

The undersigned, ___________________________, hereby certifies that:

i) I am the Treasurer/Chief Financial Officer of SEQUENOM, INC., a Delaware corporation:

ii) as such officer, I am familiar with the terms and conditions of that certain Master Equipment Lease (the "Lease") dated as of February 5, 1998 between SEQUENOM, INC. ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor");

iii) this certificate is delivered in connection with the leasing of certain equipment under a Schedule with Lessor, the equipment is described in the Schedule and the equipment is free and clear from any and all liens, charges, security interests or other encumbrances which may affect Lessor's right, title or interest in and to the equipment.

iv) there has been no material adverse change in the financial condition of Lessee from the date of its most recent financial statements, true copies of which have been delivered to Lessor, and

v) no event which, with the giving of notice or passage of time, or both, could become an Event of Default under the Lease has occurred and is continuing.

(vi)  Lessee is performing according to Lessee's business plan described in
      Section 3 of the Lease, a true copy of which business plan has been delivered to Lessor;

(vii) the representations and warranties in Section 5 of the Lease are true and correct as of the date hereof.

IN WITNESS WHEREOF, I hereby execute this certificate on this 29 day of April, 1998.



                                             /s/ Stephen Zaniboni
                                             -----------------------------

                                   SCHEDULE
                                   --------

                                      Schedule No. 05 to Lease
                                      Dated as of February 5, 1998
                                      Between SEQUENOM INC.
                                      and PHOENIX LEASING INCORPORATED


A.   Description and Purchase Price of Equipment
     -------------------------------------------

     Description of
      Equipment
     (quantity, model                                      Street Address City,
    and serial number)  Purchase Price  Rent  Mfr./Vendor    State and County
    ------------------  --------------  ----  -----------  --------------------

     See Exhibit A attached hereto.

     Total:             $76,861.21     $2,090.62

B.   Terms
     -----

Base Term:       The Base Term shall commence on the date the Equipment is
                 received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date: This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:   Payable on the Rent Start Date shall be (1) the first and last
                 Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the schedule be as follows:


Lessee's Invoice Address:              Remit Monthly Rental Amount To:
------------------------               ------------------------------
SEQUENOM, INC.                         PHOENIX LEASING INCORPORATED
11555 Sorrento Valley Road             P.O. Box 200432
San Diego, CA 92121                    Dallas, TX 75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

                                         Schedule No. 05 to Lease
                                         Dated as of February 5, 1998
                                         Between SEQUENOM INC.
                                         and PHOENIX LEASING INCORPORATED

D.   Casualty Values: See attachment hereto.
     ---------------

E.   Special Provisions: 1. Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position:(a) General.  Lessee shall be required to choose a
     ---------------------     -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the First Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment Purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                   LESSEE:

PHOENIX LEASING INCORPORATED              SEQUENOM, INC.

By:    /s/ Lynn Sanders                   By:  /s/ Stephen Zaniboni
   -------------------------------           -------------------------------
Name:  Lynn Sanders                       Name (Print): Stephen Zaniboni
     -----------------------------                     ---------------------
Title: Contract Administrator             Title:  VP FINANCE
      ----------------------------              ----------------------------
Date:  May 1, 1998                        Date: May 1, 1998
     -----------------------------             -----------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

 Lessee:  SEQUENOM, INC.
          ----------------------
          11555 SORRENTO VALLEY ROAD
          SAN DIEGO, CA 94121

Master Contract:       0135                                   Schedule:    05
                     ---------                                          --------

-----------------------------------------------------------------------------------------------------------------------
Vendor Name                                                                         L      Invoiced
(abbreviation          Invoice      Brief Description         Eqp         Serial    O     Amt Net of    Amt Paid
 OK)                   No.          of Item                   Code       Number     C     Sales Tax    by Lessee
-----------------------------------------------------------------------------------------------------------------------
WATERS                263025832    996 Detector lamp assy       2                   1         555.00
-----------------------------------------------------------------------------------------------------------------------
                                   freight                     27                   1           5.00
-----------------------------------------------------------------------------------------------------------------------
Micron                  1672002    COM 512K PIPELINE            1                   1       2,017.00       2,017.00
-----------------------------------------------------------------------------------------------------------------------
Western Telematic         75628    8 Ports code Activated       2          97236    1         445.00
-----------------------------------------------------------------------------------------------------------------------
                                   freight                     27                   1           5.25
-----------------------------------------------------------------------------------------------------------------------
Micron                  1672002    freight                     27                   1          99.00          99.00
-----------------------------------------------------------------------------------------------------------------------
Perkins Elmers         90131208    Amo II TAG GOLD              2                   1       1,864.20
-----------------------------------------------------------------------------------------------------------------------
                                   freight                     27                   1          32.50
-----------------------------------------------------------------------------------------------------------------------
MICRON                  1672002    SALES TAX                   29                   1         156.32         156.32
-----------------------------------------------------------------------------------------------------------------------
FISCHER                 1619386    FREEZER                      2                   1       4,674.79
-----------------------------------------------------------------------------------------------------------------------
Insulator Seal Inc        63899    COVER HV 0.51-071            2                   1         354.00
-----------------------------------------------------------------------------------------------------------------------
                                   freight                     27                   1           9.75
-----------------------------------------------------------------------------------------------------------------------
TECAN US INC             133321    LIQUID HANDLING SYS          2                   1      65,908.40
-----------------------------------------------------------------------------------------------------------------------
                                   freight                     27                   1         500.00
-----------------------------------------------------------------------------------------------------------------------
TECAN US INC             133435    LIQUID HANDLING SYS          2                   1         235.00
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  Tax Pd                                   No entry required
                                                                  -------------------------------------
Vendor Name
(abbreviation          Invoice    Vendor     Check      Transact       Net $ Amt      Net $ Amt.
 OK)                   No.         (Y/N)     No.            Date      Due Lessee      Due Vendor
-------------------------------------------------------------------------------------------------------
WATERS                263025832   N                        3/24/98      $    0.00    $   555.00    N
                                  N                        4/10/98      $    0.00    $     5.00    N
-------------------------------------------------------------------------------------------------------
Micron                  1672002   Y                        4/10/98      $2,017.00    $     0.00    N
-------------------------------------------------------------------------------------------------------
Western Telematic         75628   N                        4/10/98      $    0.00    $   445.00    N
-------------------------------------------------------------------------------------------------------
                                  N                        4/10/98      $    0.00    $     5.25    N
-------------------------------------------------------------------------------------------------------
Micron                  1672002   Y                        4/10/98      $   99.00    $     0.00    N
-------------------------------------------------------------------------------------------------------
Perkins Elmers         90131208   N                         7/7/97      $    0.00    $ 1,864.20    N
-------------------------------------------------------------------------------------------------------
                                  N                         7/7/97      $    0.00    $    32.50    N
-------------------------------------------------------------------------------------------------------
MICRON                  1672002   N                        4/10/98      $  156.32    $     0.00    N
-------------------------------------------------------------------------------------------------------
FISCHER                 1619386   N                        3/31/98      $    0.00    $ 4,674.79    N
-------------------------------------------------------------------------------------------------------
Insulator Seal Inc        63899   N                        3/26/98      $    0.00    $   354.00    N
-------------------------------------------------------------------------------------------------------
                                  N                        3/26/98      $    0.00    $     9.75    N
-------------------------------------------------------------------------------------------------------
TECAN US INC             133321   N                        3/11/98      $    0.00    $65,908.40    N
-------------------------------------------------------------------------------------------------------
                                  N                        3/11/98      $    0.00    $   500.00    N
-------------------------------------------------------------------------------------------------------
TECAN US INC             133435   N                        3/27/98      $    0.00    $   235.00    N
-------------------------------------------------------------------------------------------------------
                                        $    0.00    $     0.00  N/A
-----------------------------------------------------------------------
     TOTAL AMOUNT DUE TO LESSEE         $2,272.32
                                        -------------------------------
                            TOTAL AMOUNT TO VENDOR   $74,588.89
                                                     ------------------
                                        TOTAL DRAW   $76,861.21
                                                     ------------------

Lessee Signature:  /s/ Stephen Zaniboni                          Date:  5/1/98
                  ----------------------------------                   --------

                  Property of Phoenix Leasing Incorporated

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------


                                Schedule (Additional Commitment) No. 06 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED


A.  Description and Purchase Price of Equipment
    -------------------------------------------

   Description of
      Equipment                                                                    Street Address
  (quantity, model                                                                 City, State and
 and serial number)    Purchase Price          Rent            Mfr./ Vendor            County
-----------------------------------------------------------------------------------------------------
See Exhibit A attached hereto

Total:                  $240,627.44          $6,545.07

B.  Terms
    -----

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor: (expressed as a percentage of Equipment's original Purchase
                    Price): 2.72%

Monthly Rental Payments in advance

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales of use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                                Schedule (Additional Commitment) No. 06 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED


C.   Invoice Information: Lessee's and Lessor's addresses for invoice purposes
     --------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:               Remit Monthly Rental Amount To:
------------------------                ------------------------------
SEQUENOM, INC.                          PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road               P.O. Box 200432
San Diego, CA 92121                     Dallas, TX 75320-0432
Attention: Mr. Steve Zaniboni, Vice President, Finance and Administration

D.   Casualty Values: See attachment hereto.
     ----------------

E.   Special Provisions: 1. Lessor's payment for Equipment hereunder is
     -------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position: (a) General. Lessee shall be required to choose a
     ----------------------     --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:     Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2:     Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND

                                Schedule (Additional Commitment) No. 06 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED

CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                  LESSEE:

PHOENIX LEASING INCORPORATED             SEQUENOM, INC.

By:    /s/ Lynn Sanders                  By:     /s/ Stephen Zaniboni
   -------------------------------          -----------------------------------
Name:  Lynn Sanders                      Name (Print):  Steven Zaniboni
     -----------------------------                    -------------------------
Title: Contract Administrator            Title:         VP Finance
      ----------------------------             --------------------------------
Date:  2-1-99                            Date:          2-1-99
     -----------------------------            ---------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

Lessee:  Sequenom, Inc.
         --------------

         11555 SORRENTO VALLEY ROAD
         SAN DIEGO, CA  94121

Master Contract: 0135                     Schedule:   06
                 ----                               ------

----------------------------------------------------------------------------------------------------------------------------------
                                                                               L      Invoiced Amt                  Tax Pd   Check
Vendor Name                                                   Eqp    Serial    O      Net of Sales     Amt Paid     Vendor?   No.
(abbreviation OK)    Invoice No.  Brief Description of Item  Code    Number    C          Tax          By Lessee     (Y/N)
----------------------------------------------------------------------------------------------------------------------------------
VAT                  3847         GATE VALVE                  2                 1       1,365.00                    N
----------------------------------------------------------------------------------------------------------------------------------
A-1 Furniture        34913        2-om41                      6                 1         279.98                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  2-om44                      6                 1         279.98                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  3-om100                     6                 1         281.25                    N
----------------------------------------------------------------------------------------------------------------------------------
A-1 Furniture        34906        3-om42                      6                 1         329.97                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  3-om41                      6                 1         419.97                    N
----------------------------------------------------------------------------------------------------------------------------------
NECX                 646105       MAGICOLOR                   1                 1       4,499.95                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1          41.53                    N
----------------------------------------------------------------------------------------------------------------------------------
NECX                 638039       KTM8X32L                    1                 1         223.90                    N
----------------------------------------------------------------------------------------------------------------------------------
NECX                 646405       OFFICECONNECT               1                 1         113.90                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1           6.36                    N
----------------------------------------------------------------------------------------------------------------------------------
NECX                 646651       OFFICE 97                  24                 1         519.95                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1           3.95                    N
----------------------------------------------------------------------------------------------------------------------------------
NECX                 637747       WINDOWS NT                 24                 1         271.95                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1           5.45                    N
----------------------------------------------------------------------------------------------------------------------------------
NECX                 639241       32MB ECC                    1                 1         197.90                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1           3.95                    N
----------------------------------------------------------------------------------------------------------------------------------
ARENSON              153239       CLASS CONF TABLE            6                 1         225.00                    N
----------------------------------------------------------------------------------------------------------------------------------
FISCHER              2015210      UTILITY CART                2                 1         150.00                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  DRYING RACK                 2                 1         132.02                    N
----------------------------------------------------------------------------------------------------------------------------------
FISCHER              2015209      COOLR LAB                   2                 1         240.00                    N
----------------------------------------------------------------------------------------------------------------------------------
GA GE                u98-0138     Generator for ibm pc        2                 1       2,245.00                    N
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1          75.00                    n
----------------------------------------------------------------------------------------------------------------------------------
National Inst        424592       labwindows                 24                 1       1,995.00                    n
----------------------------------------------------------------------------------------------------------------------------------
mcfrugals   lab      12655        well reversible racks       2                 1         978.00                    n
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                    27                 1           4.95                    n
----------------------------------------------------------------------------------------------------------------------------------
Robocon              8            Robolab                     2                 1       7,925.44                    n
----------------------------------------------------------------------------------------------------------------------------------
office depot         50050814010  napoli blk                  6      AD         1         199.99            199.99  y        amex
----------------------------------------------------------------------------------------------------------------------------------
Arenson              00153032     lazyboy lateral file        6                 1         870.00            870.00  y        2767
----------------------------------------------------------------------------------------------------------------------------------
ARENSON              00152857     bookcase                    6                 1         885.00            885.00  y        2669
----------------------------------------------------------------------------------------------------------------------------------
ARENSON              48951        2 bookcases                 6                 1       1,770.00          1,770.00  y        2628
----------------------------------------------------------------------------------------------------------------------------------
                                  conf table                  6                 1       1,335.00          1,335.00  y        2628
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                       No entry required
                                                 --------------------------------
Vendor Name                           Transact      Net $ Amt   Net $ Amt     P
(abbreviation OK)    Invoice No.        Date       Due Lessee  Due Vendor
---------------------------------------------------------------------------------
VAT                  3847              5/5/98    $    0.00    $  1,365.00     N
---------------------------------------------------------------------------------
A-1 Furniture        34913             4/17/98   $    0.00    $    279.98     N
---------------------------------------------------------------------------------
                                       4/17/98   $    0.00    $    279.98     N
---------------------------------------------------------------------------------
                                       4/17/98   $    0.00    $    281.25     N
---------------------------------------------------------------------------------
A-1 Furniture        34906             4/15/98   $    0.00    $    329.97     N
---------------------------------------------------------------------------------
                                       4/24/98   $    0.00    $    419.97     N
---------------------------------------------------------------------------------
NECX                 646105             5/7/98   $    0.00    $  4,499.95     N
---------------------------------------------------------------------------------
                                        5/7/98   $    0.00    $     41.53     N
---------------------------------------------------------------------------------
NECX                 638039             5/7/98   $    0.00    $    223.90     N
---------------------------------------------------------------------------------
NECX                 646405             5/7/98   $    0.00    $    113.90     N
---------------------------------------------------------------------------------
                                       4/24/98   $    0.00    $      6.36     N
---------------------------------------------------------------------------------
NECX                 646651            4/24/98   $    0.00    $    519.95     N
---------------------------------------------------------------------------------
                                        5/7/98   $    0.00    $      3.95
---------------------------------------------------------------------------------
NECX                 637747             5/7/98   $    0.00    $    271.95     N
---------------------------------------------------------------------------------
                                        5/7/98   $    0.00    $      5.45     N
---------------------------------------------------------------------------------
NECX                 639241            4/28/98   $    0.00    $    197.90     N
---------------------------------------------------------------------------------
                                       4/28/98   $    0.00    $      3.95     N
---------------------------------------------------------------------------------
ARENSON              153239            4/30/98   $    0.00    $    225.00     N
---------------------------------------------------------------------------------
FISCHER              2015210           4/27/98   $    0.00    $    150.00     N
---------------------------------------------------------------------------------
                                       4/27/98   $    0.00    $    132.02     N
---------------------------------------------------------------------------------
FISCHER              2015209           4/27/98   $    0.00    $    240.00     N
---------------------------------------------------------------------------------
GA GE                u98-0138          4/28/98   $    0.00    $  2,245.00     N
---------------------------------------------------------------------------------
                                       4/28/98   $    0.00    $     75.00     N
---------------------------------------------------------------------------------
National Inst        424592            4/29/98   $    0.00    $  1,995.00     N
---------------------------------------------------------------------------------
mcfrugals   lab      12655             4/21/98   $    0.00    $    978.00     N
---------------------------------------------------------------------------------
                                       4/21/98   $    0.00    $      4.95     N
---------------------------------------------------------------------------------
Robocon              8                 3/31/98   $    0.00    $117,925.44     N
---------------------------------------------------------------------------------
office depot         50050814010       3/23/98   $  199.99    $      0.00     N
---------------------------------------------------------------------------------
Arenson              00153032          4/22/98   $  870.00    $      0.00     N
---------------------------------------------------------------------------------
ARENSON              00152857           4/9/98   $  885.00    $      0.00     N
---------------------------------------------------------------------------------
ARENSON              48951             3/27/98   $1,770.00    $      0.00     N
---------------------------------------------------------------------------------
                                       3/27/98   $1,335.00    $      0.00     N
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
arenson                    30628  office furniture                6                1         1,744.00     1,744.00  y         amex
----------------------------------------------------------------------------------------------------------------------------------
vantage                     1467  oval table                      6                1           300.00       300.00  y         amex
----------------------------------------------------------------------------------------------------------------------------------
vantage                    43311  sofa/blk leather                6                1         1,349.00     1,349.00  y         amex
----------------------------------------------------------------------------------------------------------------------------------
vantage                    43239  3 desk chairs                   6                1           957.60       957.60  y         amex
----------------------------------------------------------------------------------------------------------------------------------
                                  freight                        27                1            50.00        50.00  y         amex
----------------------------------------------------------------------------------------------------------------------------------
ll-cor                    061786  ibm compatible comp             1                1         5,210.00     5,210.00  n         2732
----------------------------------------------------------------------------------------------------------------------------------
rlha                    97074019  leasehold                      23                1        10,575.30    10,575.30  n         2860
----------------------------------------------------------------------------------------------------------------------------------
rlha                    97074019  leasehold                      23                1        22,636.20    22,636.20  n         2821

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
arenson                    30628        3/23/98     $ 1,744.00   $      0.00    N
---------------------------------------------------------------------------------
vantage                     1467         3/9/98     $   300.00   $      0.00    N
---------------------------------------------------------------------------------
vantage                    43311         3/9/98     $ 1,349.00   $      0.00
---------------------------------------------------------------------------------
vantage                    43239         3/6/98     $   957.60   $      0.00    N
---------------------------------------------------------------------------------
                                         3/6/98     $    50.00   $      0.00    N
---------------------------------------------------------------------------------
ll-cor                    061786        4/20/98     $ 5,210.00   $      0.00    N
---------------------------------------------------------------------------------
rlha                    97074019         5/4/98     $10,575.30   $      0.00    N
---------------------------------------------------------------------------------
rlha                    97074019        4/28/99     $22,636.20   $      0.00    N

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                    ------------------------
                                                    $47,812.09
                                                    ------------------------
                                                                 $192,815.35
                                                                 -----------
                                                                 $240,627.44
                                                                 -----------

     Lessee Signature:  /s/ Stephen Zaniboni       Date: May 27, 1998
                        --------------------             ------------

                                   SCHEDULE
                                   --------

                                        Schedule No. 07 to Lease
                                        Dated as of February 5, 1998
                                        Between SEQUENOM, INC.
                                       and PHOENIX LEASING INCORPORATED

A.   Description and Purchase Price of Equipment
     -------------------------------------------

   Description of
     Equipment
   (quantity, model      Purchase                Mfr./        Street Address
  and serial number)       Price      Rent      Vendor    City, State and County
----------------------  ----------- ---------  --------  -----------------------

     See Exhibit A attached hereto.
Total:                  $86,961.81  $2,365.36

B.   Terms
     -----

Base Term:        The Base Term shall commence on the date the Equipment is
                  received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:  This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:    Payable on the Rent Start Date shall be (1) the first and last
                  Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                     Remit Monthly Rental Amount To:
------------------------                      ------------------------------
SEQUENOM, INC.                                PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road                     P.O. Box 200432
San Diego, CA 92121                           Dallas, TX 75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

                                                Schedule No. 07 to Lease
                                                Dated as of February 5, 1998
                                                Between SEQUENOM, INC.
                                                and PHOENIX LEASING INCORPORATED

D.   Casualty Values: See attachment hereto.
     ---------------

E.   Special Provisions:  1.  Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position:  (a) General.  Lessee shall be required to choose a
     ---------------------       -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2: Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $ 1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF TIES SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                  LESSEE:

PHOENIX LEASING INCORPORATED             SEQUENOM, INC.

By:    /s/     Lynn Sanders              By:      /s/   Stephen Zaniboni
       ------------------------------           ------------------------------
Name:  Lynn Sanders                      Name (Print):  Stephen Zaniboni
       ------------------------------                 ------------------------
Title: Contract Administrator            Title: VP Finance
       ------------------------------           ------------------------------
Date:  ______________________________    Date:  6/29/98
                                                ------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

        Lesseee: SEQUENOM, INC.
                 --------------------------
                 11555 SORRENTO VALLEY RD.
MASTER CONTRACT: 0135
                 --------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Total
 Item                                        Invoice   Description                      Eq        Serial             Invoic'd $
 No.       Vendor Name                       No.       of Item                          Cd   Qty   Number Loc   Net of Sales Tax
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   1       SRS                               75690-R   Gas Analyzer                      2    1            1         4,000.00
-----------------------------------------------------------------------------------------------------------------------------------
   2       Micron Electronics, Inc.          2447252   MILLENNIA 300                     1    1            1         2,542.00
-----------------------------------------------------------------------------------------------------------------------------------
   2                                                   FREIGHT                          27    1            1           104.00
-----------------------------------------------------------------------------------------------------------------------------------
   4       Micron Electronics, Inc.          2407092   ATCX, mini tower Intel P200       1    1            1         1,946.00
-----------------------------------------------------------------------------------------------------------------------------------
   5       Thermlonics Laboratory, Inc.        43060   Various Laboratory parts          2    1            1           580.00
-----------------------------------------------------------------------------------------------------------------------------------
   6                                                   FREIGHT                          27    1            1            41.25
-----------------------------------------------------------------------------------------------------------------------------------
   7       Micron Electronics, Inc.          2407092   freight                          27    1            1           208.00
-----------------------------------------------------------------------------------------------------------------------------------
   8       Thermlonics Laboratory, Inc.        43047   Various Laboratory parts          2    1            1         2,097.00
-----------------------------------------------------------------------------------------------------------------------------------
   9                                                   FREIGHT                          27    1            1            83.75
-----------------------------------------------------------------------------------------------------------------------------------
   11      Micron Electronics, Inc.          2414811   (2)Millennia 233, Millennia       1    3
                                                       266                                                 1         6,698.00
-----------------------------------------------------------------------------------------------------------------------------------
   12                                                  Freight                          27    1            1           312.00
-----------------------------------------------------------------------------------------------------------------------------------
   14      Thermlonics Laboratory, Inc.        43102   Various Laboratory parts          2    1            1           800.00
-----------------------------------------------------------------------------------------------------------------------------------
   15                                                  FREIGHT                          27    1            1            48.50
-----------------------------------------------------------------------------------------------------------------------------------
   16      Micron Electronics, Inc.          2487496   ATCX, mini tower Intel P200       1    1            1         2,419.00
-----------------------------------------------------------------------------------------------------------------------------------
   17      Fisher Scientific                 2359650   Freezer                           6    1            1         5,816.85
-----------------------------------------------------------------------------------------------------------------------------------
   18                                                  Refrigerator                      6    1            1         5,285.39
-----------------------------------------------------------------------------------------------------------------------------------
   19      MDC                                318641   Valve Gate                        2    1            1         1,495.00
-----------------------------------------------------------------------------------------------------------------------------------
   20                                                  Freight                          27    1            1            18.75
-----------------------------------------------------------------------------------------------------------------------------------
   21      Beckman                           340834FT  Pipettor                         24    1            2        51,940.50
                                             01
-----------------------------------------------------------------------------------------------------------------------------------
   22                                                  Freight and Insurance            27    1            2           421.82
-----------------------------------------------------------------------------------------------------------------------------------
           Micron Electronics, Inc.          2487496   FREIGHT                          27    1            1           104.00
-----------------------------------------------------------------------------------------------------------------------------------
   24
-----------------------------------------------------------------------------------------------------------------------------------

                                         Schedule:  07
                                                   ----
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        No entry required
                                                                     Tax Pd                        -------------------------------
 Item                                        Invoice   $ Pd By       Vndr?    Check     Transact    Net $ Due       Net $ Due
 No.       Vendor Name                       No.       Lesseee       (Y/N)    No.          Date        Lessee          Vendor
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
   1       SRS                               75690-R         0.00        N                         $       0.00     $ 4,000.00
----------------------------------------------------------------------------------------------------------------------------------
   2       Micron Electronics, Inc.          2447252     2,542.00        Y    3055       6/5/98    $   2,542.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   2                                                       104.00        Y    3055       6/5/98    $     104.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   4       Micron Electronics, Inc.          2407092     1,946.00        Y    2913      5/12/98    $   1,946.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   5       Thermlonics Laboratory, Inc.        43060       580.00        Y    2921      5/14/98    $     580.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   6                                                        41.25        Y    2921      5/14/98    $      41.25     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   7       Micron Electronics, Inc.          2407092       208.00        Y    2913      5/12/98    $     208.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   8       Thermlonics Laboratory, Inc.        43047     2,097.00        Y    2923      5/14/98    $   2,097.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   9                                                        83.75        Y    2923      5/14/98    $      83.75     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   11      Micron Electronics, Inc.          2414811     6,698.00        Y    2953      5/21/98    $   6,698.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   12                                                      312.00        Y    2953      5/21/98    $     312.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   14      Thermlonics Laboratory, Inc.        43102       800.00        Y    3065       6/8/98    $     800.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   15                                                       48.50        Y    3065       6/8/98    $      48.50     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   16      Micron Electronics, Inc.          2487496     2,419.00        Y    3145      6/25/98    $   2,419.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   17      Fisher Scientific                 2359650                                               $       0.00     $ 5,816.85
----------------------------------------------------------------------------------------------------------------------------------
   18                                                                                              $       0.00     $ 5,285.39
----------------------------------------------------------------------------------------------------------------------------------
   19      MDC                                318641                                               $       0.00     $ 1,495.00
----------------------------------------------------------------------------------------------------------------------------------
   20                                                                                              $       0.00     $    18.75
----------------------------------------------------------------------------------------------------------------------------------
   21      Beckman                          340834FT                                               $       0.00     $51,940.50
                                            01
----------------------------------------------------------------------------------------------------------------------------------
   22                                                                                              $      50.00     $ 4,210.82
----------------------------------------------------------------------------------------------------------------------------------
           Micron Electronics, Inc.          2487496       104.00        Y    3145      6/25/98    $     104.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
   24                                                                                              $       0.00     $     0.00
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   -------------------------------
                                                                      TOTAL AMOUNT DUE TO LESSEE   $  17,983.50
                                                                                                   -------------------------------
                                                                                      TOTAL AMOUNT DUE TO VENDOR    $68,978.31
                                                                                                                    --------------
                                                                                                      TOTAL DRAW    $86,961.81
                                                                                                                    --------------

Lessee Signature:  /s/ Stephen Zaniboni              Date:  7/10/98
                --------------------------                ----------

                                   SCHEDULE
                                   --------


                                     Schedule No. 08 to Lease
                                     Dated as of February 5, 1998
                                     Between SEQUENOM, INC.
                                     and PHOENIX LEASING INCORPORATED


A.   Description and Purchase Price of Equipment
     -------------------------------------------

   Description of
     Equipment                                              Street Address
  (quantity, model                                          City, State and
 and serial number)  Purchase Price   Rent   Mfr./ Vendor       County
--------------------------------------------------------------------------------

See Exhibit A attached hereto

Total:               $69,812.76    $1,898.91



B.   Terms
     -----

Base Term:         The Base Term shall commence on the date the Equipment is
                   received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:   This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor: (expressed as a percentage of Equipment's original Purchase
                   Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:     Payable on the Rent Start Date shall be (1) the first and
                   last Rental Amount including any sales of use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                                       Schedule No. 08 to Lease
                                       Dated as of February 5, 1998
                                       Between SEQUUNOM,INC
                                       and PHOENIX LEASING INCORPORATED

C.   Invoice Information: Lessee's and Lessor's addresses for invoice purposes
     --------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:              Remit Monthly Rental Amount To:
-------------------------              -------------------------------
SEQUENOM, INC.                         PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road              P.O. Box 200432
San Diego, CA  92121                   Dallas, TX  75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

D.  Casualty Values: See attachment hereto.
    ----------------

E.  Special Provisions: 1. Lessor's payment for Equipment hereunder is
    -------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position: (a) General. Lessee shall be required to choose a
    ----------------------     --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease
Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2: Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND

                                      Schedule No. 08 to Lease
                                      Dated as of February 5, 1998
                                      Between SEQUENOM, INC.
                                      and PHOENIX LEASING INCORPORATED

CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                  LESSEE:

PHOENIX LEASING INCORPORATED             SEQUENOM, INC.

By:       /s/ Lynn Sanders               By:         /s/  Stephen Zaniboni
   --------------------------------         ----------------------------------
Name:     Lynn Sanders                   Name (Print):________________________
     ------------------------------
Title:    Contract Administrator         Title:_______________________________
      -----------------------------
Date:     September 1, 1998              Date:         September 1, 1998
     ------------------------------            -------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

     Lessee:          SEQUENOM, INC.
                      ------------------
                      11555 SORRENTO VALLEY RD.
     Master Contract: 0135
                      ----

                                                                    Schedule: 08
                                                                              --


---------------------------------------------------------------------------------------------------------------------

                                                                                                 L            Total
 Item                                                                   Eq            Serial     O         Invoic'd
  No     Vendor Name         Invoice No  Description of Item            Cd    Qty     Number     C    Net of Sls Tx
---------------------------------------------------------------------------------------------------------------------
  1      Circa Information      83506    Printer, cable and user         2     1                 1        2,317.95
         Technologies, Inc.              manual
---------------------------------------------------------------------------------------------------------------------
  2                                      Delivery                       27     1                 1           29.61
----------------------------------------------------------------------------------------------------------------------
  3      NECX                  686251    128mb SDRam                     1     1                 1          178.95
----------------------------------------------------------------------------------------------------------------------
  4                                      Freight                        27     1                 1            5.95
----------------------------------------------------------------------------------------------------------------------
  5      NECX                  688379    Visual Studio 97 ent 95/nt     24     1                 1        1,299.95
----------------------------------------------------------------------------------------------------------------------
  6                                      Freight                        27     1                 1            3.95
----------------------------------------------------------------------------------------------------------------------
  7      Bertan                 33698    High voltage power supplies     2     1                 1        3,350.00
----------------------------------------------------------------------------------------------------------------------
  8                                      Freight                        27     1                 1           49.55
----------------------------------------------------------------------------------------------------------------------
  9      Bertan                 33705    High voltage power supplies     2     1                 1        1,675.00
----------------------------------------------------------------------------------------------------------------------
  10                                     Freight                        27     1                 1           31.35
----------------------------------------------------------------------------------------------------------------------
  11     Beckman Coulter     344406FT    Multimek '96 Pipettor           2     1                 1       40,920.00
                             D1
----------------------------------------------------------------------------------------------------------------------
  12                                     Multimek Pro Software          24     1                 1        4,650.00
----------------------------------------------------------------------------------------------------------------------
  13                                     Four Position Labware deck      2     1                 1          790.50
----------------------------------------------------------------------------------------------------------------------
  14                                     Disposable Tip wash system      2     1                 1        5,580.00
----------------------------------------------------------------------------------------------------------------------
  15     Inacom               7903046    IBM Think Pad                   1     1                 1        4,450.00
----------------------------------------------------------------------------------------------------------------------
  16                                     Freight                        27     1                 1           30.00
----------------------------------------------------------------------------------------------------------------------
  17     Micron Electronics,  2493404    Millenia 266 mini tower         1     1                 1        2,246.00
         Inc.                            computer
----------------------------------------------------------------------------------------------------------------------
  18                                     Freight                        27     1                 1          104.00
----------------------------------------------------------------------------------------------------------------------
  19     Micron Electronics,  2493426    Millenia 266 mini tower         1     1                 1        1,996.00
         Inc.                            computer
----------------------------------------------------------------------------------------------------------------------
  20                                     Freight                        27     1                 1          104.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                        Tax
                                                         Pd                             No entry required
                                                                                  ------------------------------
Item                                    $ Pd By   Vndr?  Chk    Transact      Net $ Due    Net $ Due       P
 No     Vendor Name         Invoice No  Leese     (Y/N)  No.        Date        Lessee        Vendor
----------------------------------------------------------------------------------------------------------------
 1      Circa Information      83506               N                            $    0.00    $ 2,317.95
        Technologies, Inc.
----------------------------------------------------------------------------------------------------------------
 2                                                 N                            $    0.00    $    29.61
----------------------------------------------------------------------------------------------------------------
 3      NECX                  686251               N                            $    0.00    $   178.95
----------------------------------------------------------------------------------------------------------------
 4                                                 N                            $    0.00    $     5.95
----------------------------------------------------------------------------------------------------------------
 5      NECX                  688379               N                            $    0.00    $ 1,299.95
----------------------------------------------------------------------------------------------------------------
 6                                                 N                            $    0.00    $     3.95
----------------------------------------------------------------------------------------------------------------
 7      Bertan                 33698               N                            $    0.00    $ 3,350.00
----------------------------------------------------------------------------------------------------------------
 8                                                 N                            $    0.00    $    49.55
----------------------------------------------------------------------------------------------------------------
 9      Bertan                 33705               N                            $    0.00    $ 1,675.00
----------------------------------------------------------------------------------------------------------------
 10                                                N                            $    0.00    $    31.35
----------------------------------------------------------------------------------------------------------------
 11     Beckman Coulter     344406FT               N                            $    0.00    $40,920.00
                            D1
----------------------------------------------------------------------------------------------------------------
 12                                                N                            $    0.00    $ 4,650.00
----------------------------------------------------------------------------------------------------------------
 13                                                N                            $    0.00    $   790.50
----------------------------------------------------------------------------------------------------------------
 14                                                N                            $    0.00    $ 5,580.00
----------------------------------------------------------------------------------------------------------------
 15     Inacom               7903046    4,450.00   Y         3308    7/17/98    $4,450.00    $     0.00
----------------------------------------------------------------------------------------------------------------
 16                                        30.00   Y         3308    7/17/98    $   30.00    $     0.00
----------------------------------------------------------------------------------------------------------------
 17     Micron Electronics,  2493404    2,246.00   Y         3225    6/25/98    $2,246.00    $     0.00
        Inc.
----------------------------------------------------------------------------------------------------------------
 18                                       104.00   Y         3225    6/25/98    $  104.00    $     0.00
----------------------------------------------------------------------------------------------------------------
 19     Micron Electronics,  2493426    1,996.00   Y         3225    6/25/98    $1,996.00    $     0.00
        Inc.
----------------------------------------------------------------------------------------------------------------
 20                                       104.00   Y        32225    6/25/98    $  104.00    $     0.00
----------------------------------------------------------------------------------------------------------------

                                                                               ---------------------------------
                                                  TOTAL AMOUNT DUE TO LESSEEE   $8,930.00
                                                                               ---------------------------
                                                                TOTAL AMOUNT DUE TO VENDOR   $60,882.76
                                                                                            --------------
                                                                                TOTAL DRAW   $69,812.76
                                                                                            --------------

             Lessee Signature:  __________________       Date: _________

                                   SCHEDULE
                                   --------

                         Schedule No. 09 to Lease
                         Dated as of February 5, 1998
                         Between SEQUENOM, INC.
                         and PHOENIX LEASING INCORPORATED

A.   Description and Purchase Price of Equipment
     -------------------------------------------


           Description of
              Equipment
          (quantity, model                     Purchase                               Mfr./                 Street Address
          and serial number                     Price              Rent               Vendor            City, State and County
          -----------------                     -----              ----               ------            ----------------------
     See Exhibit A attached hereto.


         Total:                              $68,282.89          $1,857.29

B.   Terms
     -----

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the Schedule shall be as follows:


Lessee's Invoice Address:                                        Remit Monthly Rental Amount To:
------------------------                                         ------------------------------
SEQUENOM, INC.                                                   PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road                                        P. O. Box 200432
San Diego, CA  92121                                             Dallas, TX  75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and
Administration

                                               Schedule No. 09 to Lease
                                               Dated as of February 5, 1998
                                               Between SEQUENOM, INC.
                                               and PHOENIX LEASING INCORPORATED

D.   Casualty Values:  See attachment hereto.
     ---------------

E.   Special Provisions:  1.  Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position:  (a) General.  Lessee shall be required to choose a
     ---------------------       -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1.:  Purchase the Equipment for 25% of the Equipment's original
-------- --- --
purchase price; or

Election No. 2.:  Extend the Schedule's Base Term for an additional 12 months
-------- --- --
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.


LESSOR:                                     LESSEE:

PHOENIX LEASING INCORPORATED                SEQUENOM, INC.

By:   /s/  Lynn Sanders                     By:   /s/ Stephen Zaniboni
     ----------------------------------          -----------------------------
Name:     Lynn Sanders                      Name (Print):   Stephen Zaniboni
     ----------------------------------                    -------------------
Title:     Contract Administrator           Title:     SVP, Finance
     ----------------------------------             --------------------------
Date:   September 22, 1998                  Date:     September 22, 1998
     ----------------------------------           ----------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

     Lessee:  SEQUENOM INC
            ---------------------------
            11555 SORRENTO VALLEY ROAD

Master Contract:  0135                                                                                    Schedule: 09
                 ----------------------                                                                            -------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Total                Tax Pd
                  Invoice     Description of     Eq           Serial                  Invoic'd $      $ Pd By     Vndr?     Chk
Vendor Name       No.         Item               Cd     Qty   Number        Loc    Net of Sls Tx       Lessee     (Y/N)     No.
---------------------------------------------------------------------------------------------------------------------------------
MJ RESEARCH         50115     TETRAD UNIT         2     2     TD002873,      1         28,490.50                    N
                                                              TD002877
---------------------------------------------------------------------------------------------------------------------------------
                              ALPHA PWR BONNET    2     4     AL014745,      1         15,822.00                    N
                                                              AL014750,
                                                              AL017243,
                                                              AL017247
---------------------------------------------------------------------------------------------------------------------------------
                              ALPHA UNIT          2     4                    1          7,182.00                    N
---------------------------------------------------------------------------------------------------------------------------------
                              FREIGHT            27     1                    1            182.00                    N
---------------------------------------------------------------------------------------------------------------------------------
                    50164     ALPHA PWR BONNET    2     1     AL017805       1          3,955.50                    N
---------------------------------------------------------------------------------------------------------------------------------
                              FREIGHT            27     1                    1             11.00                    N
---------------------------------------------------------------------------------------------------------------------------------
BERTAN              33956     HVPS INST 313A      2     1     8129           1          1,499.00                    N
---------------------------------------------------------------------------------------------------------------------------------
NECX               699233     LASERJET            1     1     SJPFH048654    1          1,599.95                    N
---------------------------------------------------------------------------------------------------------------------------------
                              FREIGHT            27     1                    1             45.93                    N
---------------------------------------------------------------------------------------------------------------------------------
                   701394     OFFICE 97          24     2                    1          1,029.90                    N
---------------------------------------------------------------------------------------------------------------------------------
                              FREIGHT            27     1                    1              6.11                    N
---------------------------------------------------------------------------------------------------------------------------------
MICRON            4052440     MICRON COMPT        1     1     1289992        1          1,947.00      1,947.00      Y       3375
---------------------------------------------------------------------------------------------------------------------------------
                  2456639     MILLENNIA 266       1     1     1CFG4142910    1          2,021.00      2,021.00      Y       3088
---------------------------------------------------------------------------------------------------------------------------------
                              MILLENNIA 266       1     1     1CFG4142924    1          1,996.00      1,996.00      Y       3088
---------------------------------------------------------------------------------------------------------------------------------
                  2341470     MILLENNIA XKU       1     1     1CFG4014742    1          2,495.00      2,495.00      Y       2913
                              233
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                            No entry required
                                                        -------------------------
                  Invoice              Transact         Net $ Due       Net $ Due
Vendor Name       No.                      Date            Lessee          Vendor
---------------------------------------------------------------------------------
MJ RESEARCH         50115                               $    0.00      $28,490.50

---------------------------------------------------------------------------------
                                                        $    0.00


---------------------------------------------------------------------------------
                                                        $    0.00      $ 7,182.00
---------------------------------------------------------------------------------
                                                        $    0.00      $   182.00
---------------------------------------------------------------------------------
                    50164                               $    0.00      $ 3,955.50
---------------------------------------------------------------------------------
                                                        $    0.00      $    11.00
BERTAN              33956                               $    0.00      $ 1,499.00
---------------------------------------------------------------------------------
NECX               699233                               $    0.00      $ 1,599.95
---------------------------------------------------------------------------------
                                                        $    0.00      $    45.93
---------------------------------------------------------------------------------
                   701394                               $    0.00      $ 1,029.90
---------------------------------------------------------------------------------
                                                        $    0.00      $     6.11
---------------------------------------------------------------------------------
MICRON            4052440               7/28/98         $1,947.00      $     0.00
---------------------------------------------------------------------------------
                  2456639               6/10/98         $2,021.00      $     0.00
---------------------------------------------------------------------------------
                                        6/10/98         $1,996.00      $     0.00
---------------------------------------------------------------------------------
                  2341470               5/12/98         $2,495.00      $     0.00
---------------------------------------------------------------------------------
                                                        $    0.00      $     0.00
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                         TOTAL AMOUNT DUE TO LESSEE     $8,459.00
                                                        -------------------------
                                       TOTAL AMOUNT DUE TO VENDOR      $59,823.89
                                                                       ----------
                                                       TOTAL DRAW      $68,282.89
                                                                       ----------


     Lessee Signature:  /s/ Stephen Zaniboni           Date:_  9/16/98
                      ---------------------------            --------------

                                   SCHEDULE
                                   --------

                                             Schedule No. 10 to Lease
                                             Dated as of February 5, 1998
                                             Between SEQUENOM, INC.
                                             and PHOENIX LEASING INCORPORATED


A.   Description and Purchase Price of Equipment
     -------------------------------------------

    Description of
      Equipment
  (quantity, model       Purchase                    Mfr./          Street Address
 and serial number)        Price         Rent        Vendor      City, State and County
-------------------     -----------   ----------   ----------    ----------------------
   See Exhibit A attached hereto.

Total:                  $149,756.37   $4,073.37

B.  Terms
    -----

Base Term:               The Base Term shall commence on the date the Equipment
                         is received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:         This shall be the first day of the month following the
                         month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:           Payable on the Rent Start Date shall be (1) the first
                         and last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent
                         Start Date, except that, if the date of the Acceptance
                         Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.   Invoice Information: Lessee's and Lessor's addresses for invoice purposes
     --------------------
for the Equipment on the Schedule shall be as follows:


Lessee's Invoice Address:                Remit Monthly Rental Amount To:
-------------------------                -------------------------------
SEQUENOM, INC.                           PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road                P.O. Box 200432
San Diego, CA 92121                      Dallas, TX 75320-0432
Attention:   Mr. Steve Zaniboni, Vice President, Finance and Administration

                                             Schedule No. 10 to Lease
                                             Dated as of February 5, 1998
                                             Between SEQUENOM, INC.
                                             and PHOENIX LEASING INCORPORATED

D.   Casualty Values:  See attachment hereto.
     ----------------

E.   Special Provisions:  1. Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position: (a) General.  Lessee shall be required to choose a
     ---------------------      -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $ 1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF TIES SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5,1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.


LESSOR:                                   LESSEE:

PHOENIX LEASING INCORPORATED              SEQUENOM, INC.

By:   /s/ Lynn Sanders                    By:    /s/ Steven Zaniboni
      ---------------------------               ------------------------------
Name: Lynn Sanders                        Name (Print):    Steven Zaniboni
      ---------------------------                       ----------------------
Title: Contract Administrator             Title:    VP Finance
      ---------------------------               ------------------------------
Date:  October 23, 1998                   Date:    October 23, 1998
      ---------------------------               ------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

          Lessee:  SEQUENOM, INC.
                   -------------------------
                   11555 SORRENTO VALLEY RD.

MASTER CONTRACT:  0135                                             Schedule:  10
                 ---------------------------                                 ---

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             L               Total
                                  Invoice    Description               Eq        Serial      o          Invoic'd $      $ Pd By
Vendor Name                       No.        of Item                   Cd  Qty   Number      c    Net of Sales Tax      Lessee
---------------------------------------------------------------------------------------------------------------------------------
Static Control Products               22871  aerostat pc                2    1   y386953     1            439.00           439.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             34.02            34.02
---------------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1               1              4.86             4.86
---------------------------------------------------------------------------------------------------------------------------------
                                      22750  aerostat guardian          2    1   y402449     1            799.00           799.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             61.92            61.92
---------------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1               1              8.63             8.63
---------------------------------------------------------------------------------------------------------------------------------
Asymtek                             30901.1  automive 303               1    1   sn8633      1         16,630.00        16,630.00
---------------------------------------------------------------------------------------------------------------------------------
                                             assy, 18xb counterbal.z    1    1   sn8634      1          2,315.00         2,315.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1            978.83           978.83
---------------------------------------------------------------------------------------------------------------------------------
Office Furniture                       3535  desk 30x60                 6    9               1          4,131.00         4,131.00
---------------------------------------------------------------------------------------------------------------------------------
                                             desk 36x72                 6    1               1            509.00           509.00
---------------------------------------------------------------------------------------------------------------------------------
                                             del & installation        27    1               1             50.00            50.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1            363.48           363.48
---------------------------------------------------------------------------------------------------------------------------------
                                       3596  mobile pedistal            6    3               1            525.00           525.00
---------------------------------------------------------------------------------------------------------------------------------
                                             del & installation        27    1               1             50.00            50.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             44.56            44.56
---------------------------------------------------------------------------------------------------------------------------------
                                       3546  4 drwr file                6    1               1            449.00           449.00
---------------------------------------------------------------------------------------------------------------------------------
                                             del & installation        27    1               1             35.00            35.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             37.51            37.51
---------------------------------------------------------------------------------------------------------------------------------
                                       3361  desk 30x60                 6    2               1            918.00           918.00
---------------------------------------------------------------------------------------------------------------------------------
                                             del & installation        27    1               1             50.00            50.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             75.02            75.02
---------------------------------------------------------------------------------------------------------------------------------
                                       3390  desk 30x60                 6    1               1            459.00           459.00
---------------------------------------------------------------------------------------------------------------------------------
                                             del & installation        27    1               1             50.00            50.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             39.45            39.45
---------------------------------------------------------------------------------------------------------------------------------
Waters                            263063052  service contract          26    1               1          4,391.00         4,391.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1             77.11            77.11
---------------------------------------------------------------------------------------------------------------------------------
Brannon                                2264  prints framed & mated     10    2               1            950.00           950.00
---------------------------------------------------------------------------------------------------------------------------------
                                             prints framed & mated     10    1               1            565.00           565.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1            117.41           117.41
---------------------------------------------------------------------------------------------------------------------------------
                                       2266  upgraded keyboard          1    1               1             75.25            75.25
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1              5.83             5.83
---------------------------------------------------------------------------------------------------------------------------------
                                       2257  reception station, artwk   6    1               1          6,068.00         6,068.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1            470.27           470.27
---------------------------------------------------------------------------------------------------------------------------------
                                             del & installation        27    1               1            225.00           225.00
---------------------------------------------------------------------------------------------------------------------------------
                                       2258  lounge chairs              6    3               1          3,435.00         3,435.00
---------------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1               1            266.21           266.21
---------------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1               1            100.00           100.00
---------------------------------------------------------------------------------------------------------------------------------
                                       2259  task chair                 6    1               1            444.00           444.00
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                               No entry required
                                                    Tax Pd                                --------------------------
                                  Invoice           Vndr?       Check        Transact     Net $ Due      Net $ Due
Vendor Name                       No.               (Y/N)       No.          Date            Lessee         Vendor
--------------------------------------------------------------------------------------------------------------------
Static Control Products               22871           y          3399        7/30/98      $    439.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3399        7/30/98      $     34.02       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3399        7/30/98      $      4.86       $0.00
--------------------------------------------------------------------------------------------------------------------
                                      22750           y          3293        7/14/98      $    799.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3293        7/14/98      $     61.92       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3293        7/14/98      $      8.63       $0.00
--------------------------------------------------------------------------------------------------------------------
Asymtek                             30901.1           y          3334        7/23/98      $ 16,630.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3334        7/23/98      $  2,315.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3334        7/23/98      $    978.83       $0.00
--------------------------------------------------------------------------------------------------------------------
Office Furniture                       3535           y          3537         9/2/98      $  4,131.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3537         9/2/98      $    509.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3537         9/2/98      $     50.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3537         9/2/98      $    363.48       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       3596           y          3670        9/18/98      $    525.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3670        9/18/98      $     50.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3670        9/18/98      $     44.56       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       3546           y          3549         9/8/98      $    449.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3549         9/8/98      $     35.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3549         9/8/98      $     37.51       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       3361           y          3353        7/23/98      $    918.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3353        7/23/98      $     50.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3353        7/23/98      $     75.02       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       3390           y          3395        7/30/98      $    459.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3395        7/30/98      $     50.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3395        7/30/98      $     39.45       $0.00
--------------------------------------------------------------------------------------------------------------------
Waters                            263063052           y          3408        8/11/98      $  4,391.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3408        8/11/98      $     77.11       $0.00
--------------------------------------------------------------------------------------------------------------------
Brannon                                2264           y          3440        8/21/98      $    950.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3440        8/21/98      $    565.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3440        8/21/98      $    117.41       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       2266           y          3548         9/8/98      $     75.25       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3548         9/8/98      $      5.83       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       2257           y          3548         9/8/98      $  6,068.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3548         9/8/98      $    470.27       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3548         9/8/98      $    225.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       2258           y          3410        8/11/98      $  3,435.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3410        8/11/98      $    266.21       $0.00
--------------------------------------------------------------------------------------------------------------------
                                                      y          3410        8/11/98      $    100.00       $0.00
--------------------------------------------------------------------------------------------------------------------
                                       2259           y          3410        8/11/98      $    444.00       $0.00
--------------------------------------------------------------------------------------------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

---------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1             34.10
----------------------------------------------------------------------------------------------------------------------------
                               2261          24" occ tble               6    1                   1            687.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1             53.24
----------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1                   1             50.00
----------------------------------------------------------------------------------------------------------------------------
                               2260          console table              6    1                   1            782.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1             60.61
----------------------------------------------------------------------------------------------------------------------------
Micron                         4121719       micron comp ato            1    1    130717-0001    1          2,758.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1            213.75
----------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1                   1            104.00
----------------------------------------------------------------------------------------------------------------------------
                               4086215       micron comp ato            1    1    1307116-0001   1          2,145.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1            166.24
----------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1                   1            104.00
----------------------------------------------------------------------------------------------------------------------------
                               4075820       micron comp ato            1    1    1300793-0001   1          2,145.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1            166.24
----------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1                   1            104.00
----------------------------------------------------------------------------------------------------------------------------
                               4075819       micron comp ato            1    1                   1          2,046.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1            158.57
----------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1                   1            104.00
----------------------------------------------------------------------------------------------------------------------------
                               4080946       micron comp ato            1    1    1300722-0001   1          2,046.00
----------------------------------------------------------------------------------------------------------------------------
                                             salestax                  29    1                   1            158.57
----------------------------------------------------------------------------------------------------------------------------
                                             freight                   27    1                   1            104.00
----------------------------------------------------------------------------------------------------------------------------
necx                           0003n         superstack II switch       1    1                   1          1,499.95
----------------------------------------------------------------------------------------------------------------------------
                               722605        superstack II module       1    1                   1            614.95
----------------------------------------------------------------------------------------------------------------------------
                               722242        freight                   27    1                   1             46.60
----------------------------------------------------------------------------------------------------------------------------
                                             Superstack II              1    5                   1          5,999.75
----------------------------------------------------------------------------------------------------------------------------
                                             100 base fx                1    1                   1            469.95
----------------------------------------------------------------------------------------------------------------------------
                                             cable                      1    3                   1            182.85
----------------------------------------------------------------------------------------------------------------------------
Beckman Coulter                348319ft02    disp wash system           2    1    90056          1          5,580.00
----------------------------------------------------------------------------------------------------------------------------
                                             ins & freight             27    1                   1             38.02
----------------------------------------------------------------------------------------------------------------------------
                               348319ft01    Multimek 96 pipettor       2    1    304151aps      1         40,920.00
----------------------------------------------------------------------------------------------------------------------------
                                             multimek pro software     24    1                   1          4,650.00
----------------------------------------------------------------------------------------------------------------------------
                                             4 position labware deck    2    1                   1            790.50
----------------------------------------------------------------------------------------------------------------------------
                                             ins & freight             27    1                   1            329.08
----------------------------------------------------------------------------------------------------------------------------
Inacom                         8017475       keyboard, mouse assec      1    1                   1            379.00
----------------------------------------------------------------------------------------------------------------------------
                                             17" monitor                1    1                   1            461.00
----------------------------------------------------------------------------------------------------------------------------
                                             cd rom                     1    1                   1            374.00
----------------------------------------------------------------------------------------------------------------------------
                                             ibm li-ion batt            1    1                   1            216.00
----------------------------------------------------------------------------------------------------------------------------
                                             shipping                  27    1                   1             11.60
----------------------------------------------------------------------------------------------------------------------------
                               8008480       ibm tp 600                 1    1                   1          2,339.00
----------------------------------------------------------------------------------------------------------------------------
                                             shipping                  27    1                   1             18.30
----------------------------------------------------------------------------------------------------------------------------
Danielson                      28383         universal pwr supply       2    1                   1          1,950.00
----------------------------------------------------------------------------------------------------------------------------
                                             photron u shape module     2    1                   1          1,630.00
----------------------------------------------------------------------------------------------------------------------------
                                             shipping                  27    1                   1            102.45
----------------------------------------------------------------------------------------------------------------------------
computer protection tech       4713-cpt      battery fe2 & casters      2    1                   1          2,505.00
----------------------------------------------------------------------------------------------------------------------------
                                             shipping                  27    1                   1            369.89
----------------------------------------------------------------------------------------------------------------------------
fischer scientific             3859485       8' vol super rem           2    1                   1          3,972.75
----------------------------------------------------------------------------------------------------------------------------
                                             storage unit               2    1                   1          2,180.25
----------------------------------------------------------------------------------------------------------------------------
                                             acid storage               2    1                   1            886.50
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               34.10       y               3410     8/11/98       $     34.10  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               2261           687.00       y               3410     8/11/98       $    687.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                               53.24       y               3410     8/11/98       $     53.24  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                               50.00       y               3410     8/11/98       $     50.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               2260           782.00       y               3410     8/11/98       $    782.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                               60.61       y               3410     8/11/98       $     60.61  $     0.00
---------------------------------------------------------------------------------------------------------------------------
Micron                         4121719      2,758.00       y               3654     9/18/98       $  2,758.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              213.75       y               3654     9/18/98       $    213.75  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              104.00       y               3654     9/18/98       $    104.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               4086215      2,145.00       y               3584     9/11/98       $  2,145.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              166.24       y               3584     9/11/98       $    166.24  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              104.00       y               3584     9/11/98       $    104.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               4075820      2,145.00       y               3469     8/24/98       $  2,145.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              166.24       y               3469     8/24/98       $    166.24  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              104.00       y               3469     8/24/98       $    104.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               4075819      2,046.00       y               3469     8/24/98       $  2,046.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              158.57       y               3469     8/24/98       $    158.57  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              104.00       y               3469     8/24/98       $    104.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               4080946      2,046.00       y               3531     8/31/98       $  2,046.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              158.57       y               3531     8/31/98       $    158.57  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              104.00       y               3531     8/31/98       $    104.00  $     0.00
---------------------------------------------------------------------------------------------------------------------------
necx                           0003n        1,499.95       n               3527     8/26/98       $  1,499.95  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               722605         614.95       n               3527     8/26/98       $    614.95  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                               722242          46.60       n               3527     8/26/98       $     46.60  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                            5,999.75       n               3527     8/26/98       $  5,999.75  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              469.95       n               3527     8/26/98       $    469.95  $     0.00
---------------------------------------------------------------------------------------------------------------------------
                                              182.85       n               3527     8/26/98       $    182.85  $     0.00
---------------------------------------------------------------------------------------------------------------------------
Beckman Coulter                348319ft02                                                         $      0.00  $ 5,580.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $    38.02
---------------------------------------------------------------------------------------------------------------------------
                               348319ft01                                                         $      0.00  $40,920.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $ 4,650.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   790.50
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   329.08
---------------------------------------------------------------------------------------------------------------------------
Inacom                         8017475                                                            $      0.00  $   379.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   461.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   374.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   216.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $    11.60
---------------------------------------------------------------------------------------------------------------------------
                               8008480                                                            $      0.00  $ 2,339.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $    18.30
---------------------------------------------------------------------------------------------------------------------------
Danielson                      28383                                                              $      0.00  $ 1,950.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $ 1,630.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   102.45
---------------------------------------------------------------------------------------------------------------------------
computer protection tech       4713-cpt                                                           $      0.00  $ 2,505.00
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   369.89
---------------------------------------------------------------------------------------------------------------------------
fischer scientific             3859485                                                            $      0.00  $ 3,972.75
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $ 2,180.25
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  $      0.00  $   886.50
---------------------------------------------------------------------------------------------------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

------------------------------------------------------------------------------------------------------------------------------------
                                             base vent                  2    1                   1             23.25
------------------------------------------------------------------------------------------------------------------------------------
                                             epxy resin hood            2    1                   1            672.00
------------------------------------------------------------------------------------------------------------------------------------
                                             epxy cupsink               2    2                   1             73.50
------------------------------------------------------------------------------------------------------------------------------------
                                             remote control             2    2                   1            169.50
------------------------------------------------------------------------------------------------------------------------------------
                                    4066544  bal table                  2    1                   1            779.00
------------------------------------------------------------------------------------------------------------------------------------
                                    3903757  glassware washer           2    1                   1          4,090.65
------------------------------------------------------------------------------------------------------------------------------------
                                    3974181  remote dispenser           2    1                   1            401.00
------------------------------------------------------------------------------------------------------------------------------------
                                             epure 3module sys          2    1                   1          1,850.00
------------------------------------------------------------------------------------------------------------------------------------
                                    3558226  remote control gas         2    2                   1            130.00
------------------------------------------------------------------------------------------------------------------------------------
                                    3628327  lb 4.5 ml pp               2    1                   1            192.91
------------------------------------------------------------------------------------------------------------------------------------
                                    0827169  jerrican flour hdpe        2    2                   1            343.18
------------------------------------------------------------------------------------------------------------------------------------
                                    1375068  tape                       2    4                   1             84.00
------------------------------------------------------------------------------------------------------------------------------------
                                             guanidine thiocyanate      2    1                   1             59.42
------------------------------------------------------------------------------------------------------------------------------------
                                     188788  well strip ind             2    1                   1            176.00
------------------------------------------------------------------------------------------------------------------------------------
                                    1973610  thrm bi3                   2    1                   1             37.43
------------------------------------------------------------------------------------------------------------------------------------
                                    2015207  tip ylw bulk               2    1                   1            235.42
------------------------------------------------------------------------------------------------------------------------------------
                                    2039210  utility cart               2    1                   1            150.00
------------------------------------------------------------------------------------------------------------------------------------
                                             glass beads                2    1                   1             13.97
------------------------------------------------------------------------------------------------------------------------------------
                                    2086763  epp carousel stand         2    5                   1            495.00
------------------------------------------------------------------------------------------------------------------------------------
                                             wash btl                   2    3                   1             45.33
------------------------------------------------------------------------------------------------------------------------------------
                                    2107879  prtbl strd bal             2    1                   1             74.25
------------------------------------------------------------------------------------------------------------------------------------
                                             adapter                    2    1                   1             13.13
------------------------------------------------------------------------------------------------------------------------------------
                                    2447487  tank closed dome           2    1                   1            115.20
------------------------------------------------------------------------------------------------------------------------------------
                                    2789542  shoe cvr nstyvek           2    1                   1             50.32
------------------------------------------------------------------------------------------------------------------------------------
                                    2812009  hzd signs                  2    2                   1              7.40
------------------------------------------------------------------------------------------------------------------------------------
                                    2834922  membrane dialflo           2    1                   1            170.00
------------------------------------------------------------------------------------------------------------------------------------
                                    2879077  temp reg                   2    1                   1             21.50
------------------------------------------------------------------------------------------------------------------------------------
                                    2926441  disp can disconn           2    1                   1            291.38
------------------------------------------------------------------------------------------------------------------------------------
                                    3198783  support stand              2    1                   1             36.56
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             base vent                                                   $      0.00      $    23.25
------------------------------------------------------------------------------------------------------------------------------------
                                             epxy resin hood                                             $      0.00      $   672.00
------------------------------------------------------------------------------------------------------------------------------------
                                             epxy cupsink                                                $      0.00      $    73.50
------------------------------------------------------------------------------------------------------------------------------------
                                             remote control                                              $      0.00      $   169.50
------------------------------------------------------------------------------------------------------------------------------------
                                    4066544  bal table                                                   $      0.00      $   779.00
------------------------------------------------------------------------------------------------------------------------------------
                                    3903757  glassware washer                                            $      0.00      $ 4,090.65
------------------------------------------------------------------------------------------------------------------------------------
                                    3974181  remote dispenser                                            $      0.00      $   401.00
------------------------------------------------------------------------------------------------------------------------------------
                                             epure 3module sys                                           $      0.00      $ 1,850.00
------------------------------------------------------------------------------------------------------------------------------------
                                    3558226  remote control gas                                          $      0.00      $   130.00
------------------------------------------------------------------------------------------------------------------------------------
                                    3628327  lb 4.5 ml pp                                                $      0.00      $   192.91
------------------------------------------------------------------------------------------------------------------------------------
                                    0827169  jerrican flour hdpe                                         $      0.00      $   343.18
------------------------------------------------------------------------------------------------------------------------------------
                                    1375068  tape                                                        $      0.00      $    84.00
------------------------------------------------------------------------------------------------------------------------------------
                                             guanidine thiocyanate                                       $      0.00      $    59.42
------------------------------------------------------------------------------------------------------------------------------------
                                     188788  well strip ind                                              $      0.00      $   176.00
------------------------------------------------------------------------------------------------------------------------------------
                                    1973610  thrm bi3                                                    $      0.00      $    37.43
------------------------------------------------------------------------------------------------------------------------------------
                                    2015207  tip ylw bulk                                                $      0.00      $   235.42
------------------------------------------------------------------------------------------------------------------------------------
                                    2039210  utility cart                                                $      0.00      $   150.00
------------------------------------------------------------------------------------------------------------------------------------
                                             glass beads                                                 $      0.00      $    13.97
------------------------------------------------------------------------------------------------------------------------------------
                                    2086763  epp carousel stand                                          $      0.00      $   495.00
------------------------------------------------------------------------------------------------------------------------------------
                                             wash btl                                                    $      0.00      $    45.33
------------------------------------------------------------------------------------------------------------------------------------
                                    2107879  prtbl strd bal                                              $      0.00      $    74.25
------------------------------------------------------------------------------------------------------------------------------------
                                             adapter                                                     $      0.00      $    13.13
------------------------------------------------------------------------------------------------------------------------------------
                                    2447487  tank closed dome                                            $      0.00      $   115.20
------------------------------------------------------------------------------------------------------------------------------------
                                    2789542  shoe cvr nstyvek                                            $      0.00      $    50.32
------------------------------------------------------------------------------------------------------------------------------------
                                    2812009  hzd signs                                                   $      0.00      $     7.40
------------------------------------------------------------------------------------------------------------------------------------
                                    2834922  membrane dialflo                                            $      0.00      $   170.00
------------------------------------------------------------------------------------------------------------------------------------
                                    2879077  temp reg                                                    $      0.00      $    21.50
------------------------------------------------------------------------------------------------------------------------------------
                                    2926441  disp can disconn                                            $      0.00      $   291.38
------------------------------------------------------------------------------------------------------------------------------------
                                    3198783  support stand                                               $      0.00      $    36.56
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         $      0.00      $     0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   ---------------------------------
                                                                                                         $      0.00      $     0.00
                                                                                                   ---------------------------------
TOTAL AMOUNT DUE TO LESSEE                                                                               $ 69 251.73
                                                                                                   ---------------------------------
                     TOTAL AMOUNT DUE TO VENDOR                                                                          $ 80 504.64
                                                                                                                    ----------------
                                     TOTAL DRAW                                                                          $149 756.37
                                                                                                                    ----------------

Lessee Signature:  /s/ Steve Zaniboni                           Date:  10/20/98
                 -----------------------------                       -----------

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------

                                Schedule (Additional Commitment) No. 11 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED

A.   Description and Purchase Price of Equipment
     -------------------------------------------

    Description of
      Equipment
  (quantity, model      Purchase                    Mfr./       Street Address City,
  and serial number)     Price        Rent        Vendor         State and County
 --------------------  ----------    ------      ---------     ----------------------
  See Exhibit A attached hereto.

  Total:               $130,902.76   $3,560.56

B.   Terms
     -----

Base Term:            The Base Term shall commence on the date the Equipment is
                      received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:      This shall be the first day of the month following the
                      month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:        Payable on the Rent Start Date shall be (1) the first and
                      last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent
                      Due.

C.   Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the schedule be as follows:

Lessee's Invoice Address:                               Remit Monthly Rental Amount To:
-------------------------                               -------------------------------
SEQUENOM, INC.                                          PHOENIX LEASING INCORPORATED
11555 Sorrento Valley Road                              P.O. Box 200432
San Diego, CA 92121                                     Dallas, TX 75320-0432
Attention: Mr. Steve Zaniboni, Vice President, Finance and Administration

                               Schedule (Additional Commitment) No. 11 to Lease Dated as of February 5, 1998
                               Between SEQUENOM INC.
                               and PHOENIX LEASING INCORPORATED

D.   Casualty Values: See attachment hereto.
     ---------------

E.   Special Provisions: 1. Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position:(a) General.  Lessee shall be required to choose a
     ---------------------     -------
     final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the First Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment Purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2: Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                  LESSEE:

PHOENIX LEASING INCORPORATED             SEQUENOM, INC.

By:    /s/ David Haward                  By:     /s/ Stephen Zaniboni
   ---------------------------------        ------------------------------------
Name:  David Haward                      Name (Print): Stephen Zaniboni
     -------------------------------         -----------------------------------
Title: Contract Administrator            Title:  SVP FINANCE
      ------------------------------           ---------------------------------
Date:_______________________________     Date:__________________________________

                               ACCEPTANCE NOTICE

                    SCHEDULE (ADDITIONAL COMMITMENT) NO. 11

Reference is made to the Master Equipment Lease dated as of February 5, 1998 between PHOENIX LEASING INCORPORATED as Lessor and SEQUENOM, INC. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.

       Description of
    Equipment (quantity,       Purchase                  Mfr./    Street Address City,
  model and serial number)       Price       Rent      Vendor      State and County
 --------------------------   ----------    ------    ---------  ----------------------
 See Exhibit A attached hereto.


 Total:                       $130,902.76  $3,560.56

THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of January 1, 1999.

                              SEQUENOM, INC.

                              By:  /s/ Stephen Zaniboni
                                 -------------------------------------

                              Name:    Stephen Zaniboni
                                   -----------------------------------

                              Title:   SVP Finance
                                    ----------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


     Lessee: SEQUENOM, INC.
             --------------
             11555 SORRENTO VALLEY ROAD
             SAN DIEGO, CA 94121

Master Contract:  0135                                                                                    Schedule:   11
                 ------                                                                                             ------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total
 Item                    Invoice     Description            Eq              Serial                   Invoic'd $          $ Pd By
 No      Vendor Name     No.         of Item                Cd     Qty      Number        LOC    Net of Sls Tax           Lessee
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 1       Micron          4184588     Millennia 400 Max       1       1                     1           2,573.00         2,573.00
---------------------------------------------------------------------------------------------------------------------------------
 2                       4134949     micron Computer ATO     1       1                     1           2,563.00         2,563.00
---------------------------------------------------------------------------------------------------------------------------------
 3                       4161499     Millennia 333           1       1                     1           1,826.00         1,826.00
---------------------------------------------------------------------------------------------------------------------------------
 4       MJ Research       52848     DNA Chassis             2       1    EN008435         1           4,945.50
---------------------------------------------------------------------------------------------------------------------------------
 5                                   Alpha Unit              2       2    al019740,
                                                                          al017681         1           3,590.00
---------------------------------------------------------------------------------------------------------------------------------
 6                                   freight                27       1                     1              51.00
---------------------------------------------------------------------------------------------------------------------------------
 7       Inacom          8173337     IBM                     1       1     78bcy16         1           3,065.00
---------------------------------------------------------------------------------------------------------------------------------
 8                                   keyboard, adapter etc   1       1                                   531.00
---------------------------------------------------------------------------------------------------------------------------------
 9                                   freight                27       1                     1               8.26
---------------------------------------------------------------------------------------------------------------------------------
 10      biosystems     90182528     ABI PRISM               2       1    10000750         1         102,150.00
---------------------------------------------------------------------------------------------------------------------------------
 11                                  SOFTWARE               24       1                     1           5,500.00
---------------------------------------------------------------------------------------------------------------------------------
 12                                  KIT 48CM                2       1                     1           2,000.00
---------------------------------------------------------------------------------------------------------------------------------
 13                                  KIT36CM                 2       1                     1           1,300.00
---------------------------------------------------------------------------------------------------------------------------------
 14                                  KIT 12CM                1       1                     1             800.00
---------------------------------------------------------------------------------------------------------------------------------
 #REF!
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                       No entry required
                                                                  ---------------------------
                           Tax Pd
 Item                       Vndr?     Chk        Transact         Net $ Due       Net $ Due
 No      Vendor Name        (Y/N)     No.          Date            Lessee           Vendor
---------------------------------------------------------------------------------------------
 1       Micron               N       3851       10/19/98         $2,573.00       $      0.00
---------------------------------------------------------------------------------------------
 2                            N       3693        9/22/98         $2,563.00       $      0.00
---------------------------------------------------------------------------------------------
 3                            N       3786       10/13/98         $1,826.00       $      0.00
---------------------------------------------------------------------------------------------
 4       MJ Research                                              $    0.00       $  4,945.50
---------------------------------------------------------------------------------------------
 5                                                                $    0.00       $  3,590.00

---------------------------------------------------------------------------------------------
 6                                                                $    0.00       $     51.00
---------------------------------------------------------------------------------------------
 7       Inacom                                                   $    0.00       $  3,065.00
---------------------------------------------------------------------------------------------
 8                                                                $    0.00       $    531.00
---------------------------------------------------------------------------------------------
 9                                                                $    0.00       $      8.26
---------------------------------------------------------------------------------------------
 10      biosystems                                               $    0.00       $102.150.00
---------------------------------------------------------------------------------------------
 11                                                               $    0.00       $  5,500.00
---------------------------------------------------------------------------------------------
 12                                                               $    0.00       $  2,000.00
---------------------------------------------------------------------------------------------
 13                                                               $    0.00       $  1,300.00
---------------------------------------------------------------------------------------------
 14                                                               $    0.00       $    800.00
---------------------------------------------------------------------------------------------
 #REF!
---------------------------------------------------------------------------------------------
                                      TOTAL AMOUNT DUE TO LESSEE  $6,962.00
                                                                  ---------------------------
                                                 TOTAL AMOUNT DUE TO VENDOR       $123,940.76
                                                                                  -----------
                                                                 TOTAL DRAW       $130,902.76
                                                                                  -----------

Lessee Signature: /s/ Stephen Zaniboni            Date:  12/14/98
                  -----------------------------          --------

                                  Page 1 of 1
                   Property of Phoenix Leasing Incorporated

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------

                                Schedule (Additional Commitment) No. 12 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

Description of
   Equipment                                                         Street Address
(quantity, model                                                     City, State and
and serial number)      Purchase Price       Rent     Mfr./ Vendor       County
---------------------------------------------------------------------------------------
See Exhibit A attached hereto
Total:                   $179,913.85     $4,893.66

B.  Terms
    -----

Base Term:         The Base Term shall commence on the date the Equipment is
                   received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:   This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor: (expressed as a percentage of Equipment's original Purchase
                   Price): 2.72%

Base Rent Due:     Payable on the Rent Start Date shall be (1) the first and
                   last Rental Amount including any sales of use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                                 Schedule (Additional Commitment) No.12 to Lease Dated as of February 5, 1998
                                 Beteen SEQUENOM, INC.
                                 and PHOENIX LEASING INCORPORATED

C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    --------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:    Remit Monthly Rental Amount To:
-------------------------    -------------------------------
SEQUENOM, INC.               PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road    P.O. Box 200432
San Diego, CA  92121         Dallas, TX  75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

D.  Casualty Values:  See attachment hereto.
    ----------------

E.  Special Provisions:  1.  Lessor's payment for Equipment hereunder is
    -------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position: (a) General.  Lessee shall be required to choose a
    ----------------------     --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND

                                Schedule (Additional Commitment) No. 12 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED

CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                      LESSEE:

PHOENIX LEASING INCORPORATED                 SEQUENOM, INC.

By:         /s/                              By:              /s/
   ---------------------------------            -------------------------------
Name:       Lynn Sanders                     Name (Print):
      ------------------------------                      ---------------------
Title:      Contract Administrator           Title:
      ------------------------------               ----------------------------
Date:       2-1-99                           Date:            2-1-99
      ------------------------------               ----------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

          Lessee: Sequenom, Inc.
                  --------------
                  11555 Sorrento Valley Road
Master Contact: 0135                                             Schedule: 12
                ----------------------                                     --
                                                                                                        Total
                                                                                                   L   Invoic'd
Item                                                                       Eq         Serial       O   Net of Sls    $ Pd By
 No    Vendor Name              Invoice No  Description of Item            Cd   Qty   Number       C      Tx          Lessee
--------------------------------------------------------------------------------------------------------------------------------
 1     A.G. HEINZE INC.         113170      Microscope System                2    1                1      2,720.80      2,720.80
--------------------------------------------------------------------------------------------------------------------------------
 2     A.G. HEINZE INC.         113384      Auxiliary Object. for Micr       2    1                1        102.60        102.60
--------------------------------------------------------------------------------------------------------------------------------
 3     BAAN BUSINESS SYSTEMS    B1011       SOFTWARE                        24   15                1    106,910.00    106,910.00
       - CA
--------------------------------------------------------------------------------------------------------------------------------
 4     CONTINUUM                123146      MINILITE LASER                   2    1  3584          1     15,000.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
 5     FISHER SCIENTIFIC        5101592     FREEZER                          2    1                1      2,171.04      2,171.04
--------------------------------------------------------------------------------------------------------------------------------
 6     FISHER SCIENTIFIC        5101592     FLAM MTRL STRG REF               2    1                1      2,260.91      2,260.91
--------------------------------------------------------------------------------------------------------------------------------
 7     LASER SCIENCE            00007782    ADJUST. F/O COLLIMATOR           2    1                1      1,095.00
--------------------------------------------------------------------------------------------------------------------------------
 8     LASER SCIENCE            00007782    FREIGHT                         27    1  1324          1         10.00
--------------------------------------------------------------------------------------------------------------------------------
 9     LECROY                   C15336      WAIVEFOREM RETRO FIT KIT        24    1  AL019 563     1      1,250.00      1,250.00
--------------------------------------------------------------------------------------------------------------------------------
10     MJ RESEARCH              53440       ALPHA POWER BONNET               2    1  AL019 564     1      4,855.50
--------------------------------------------------------------------------------------------------------------------------------
11     MJ RESEARCH              53440       ALPHA POWER BONNET               2    1  AL019 729     1      4,855.50
--------------------------------------------------------------------------------------------------------------------------------
12     MJ RESEARCH              53440       ALPHA POWER BONNET               2    1                1      4,855.50
--------------------------------------------------------------------------------------------------------------------------------
13     MJ RESEARCH              53440       FREIGHT                         27    1                1         52.00
--------------------------------------------------------------------------------------------------------------------------------
14     MICRON                   4221921     INTEL PEN II 450 MHZ SYSTEM      1    2                1      4,036.00      4,036.00
--------------------------------------------------------------------------------------------------------------------------------
15     MICRON                   4261309     450 MGHZ MINI-TOWER SYSTEMS      1    5                1     11,011.00     11,011.00
--------------------------------------------------------------------------------------------------------------------------------
16     MICRON                   4208919     400 MICRO TOWER SYS              1    1                1      1,768.00      1,768.00
--------------------------------------------------------------------------------------------------------------------------------
17     MICRON                   4167115     33 MGHZ MICROTWR                 1    1                1      1,945.00      1,945.00
--------------------------------------------------------------------------------------------------------------------------------
18     MOLECULAR BIOLOGY        497         PRIMER ANALYSIS SOFTWARE        24    1                1      1,200.00          0.00
--------------------------------------------------------------------------------------------------------------------------------
19     MOLECULAR BIOLOGY        497         FREIGHT                         27    1                1         20.00
--------------------------------------------------------------------------------------------------------------------------------
20     OFFICE FURNITURE OUTLET  3833        EXECUTIVE "U" UNIT               6    1                1      1,679.00      1,679.00
                                            W/CREDENZA'S
--------------------------------------------------------------------------------------------------------------------------------
21     OFFICE FURNITURE OUTLET  3833        DEBONAIR LATERAL FILES           6    2                1        594.00        594.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                    No entry required
                                             Tax Pd                         ----------------------------------
Item                                         Vndr?              Transact        Net $ Due      Net $ Due  P
 No          Vendor Name        Invoice No   (Y/N)    Chk No.     Date          Lessee         Vendor
--------------------------------------------------------------------------------------------------------------
    1  A.G. HEINZE INC.         113170       Y         4257       1/8/99       $  2,720.80    $  2,720.80  N
--------------------------------------------------------------------------------------------------------------
    2  A.G. HEINZE INC.         113384       Y         4257       1/8/99       $    102.60    $    102.60  N
--------------------------------------------------------------------------------------------------------------
    3  BAAN BUSINESS SYSTEMS    B1011        Y         4298      1/12/99       $106,910.00    $106,910.00  N
       - CA
--------------------------------------------------------------------------------------------------------------
    4  CONTINUUM                123146       N                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
    5  FISHER SCIENTIFIC        5101592      Y         4206       1/7/99       $  2,171.04    $  2,171.04  N
--------------------------------------------------------------------------------------------------------------
    6  FISHER SCIENTIFIC        5101592      Y         4206       1/7/99       $  2,260.91    $  2,260.91  N
--------------------------------------------------------------------------------------------------------------
    7  LASER SCIENCE            00007782     N                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
    8  LASER SCIENCE            00007782     N                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
    9  LECROY                   C15336       Y         4131     12/11/98       $  1,250.00    $  1,250.00  N
--------------------------------------------------------------------------------------------------------------
   10  MJ RESEARCH              53440        Y                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
   11  MJ RESEARCH              53440        Y                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
   12  MJ RESEARCH              53440        Y                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
   13  MJ RESEARCH              53440        Y                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
   14  MICRON                   4221921      Y         4255       1/6/99       $  4,036.00    $  4,036.00  N
--------------------------------------------------------------------------------------------------------------
   15  MICRON                   4261309      Y         4255       1/6/99       $ 11,011.00    $ 11,011.00  N
--------------------------------------------------------------------------------------------------------------
   16  MICRON                   4208919      Y         3980     11/10/98       $  1,768.00    $  1,768.00  N
--------------------------------------------------------------------------------------------------------------
   17  MICRON                   4167115      Y         4061     11/23/98       $  1,945.00    $  1,945.00  N
--------------------------------------------------------------------------------------------------------------
   18  MOLECULAR BIOLOGY        497          N                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
   19  MOLECULAR BIOLOGY        497          N                                 $      0.00    $      0.00  N
--------------------------------------------------------------------------------------------------------------
   20  OFFICE FURNITURE OUTLET  3833         Y         4150     12/11/98       $  1,679.00    $  1,679.00  N
--------------------------------------------------------------------------------------------------------------
   21  OFFICE FURNITURE OUTLET  3833         Y         4150     12/11/98       $    594.00    $    594.00  N
--------------------------------------------------------------------------------------------------------------

                    Schedule (Additional Commitment) No. 12 to Lease Dated as of February 5, 1998
                    Between SEQUENOM, INC.
                    and PHOENIX LEASING INCORPORATED

-----------------------------------------------------------------------------------------------------------------------------------
   22  OFFICE FURNITURE       3833  BOOKCASE 72" HIGH    6    2       1     388.00    388.00  Y   4150 12/11/98    $     388.00
       OUTLET
-----------------------------------------------------------------------------------------------------------------------------------
   23  OFFICE FURNITURE       3833  FLORENCE ROUND       6    1       1     395.00    395.00  Y   4150 12/11/98    $     395.00
       OUTLET                       TABLE
-----------------------------------------------------------------------------------------------------------------------------------
   24  OFFICE FURNITURE       3833  MULTI-TAXK CHAIRS    6    1       1     309.00    309.00  Y   4150 12/11/98    $     309.00
       OUTLET
-----------------------------------------------------------------------------------------------------------------------------------
   25  OFFICE FURNITURE       3833  FOOT REST            6    1       1      39.00     39.00  Y   4150 12/11/98    $      39.00
       OUTLET
-----------------------------------------------------------------------------------------------------------------------------------
   26  OFFICE FURNITURE       3833  SLED BASE            6    6       1     600.00    600.00  Y   4150 12/11/98    $     600.00
       OUTLET
-----------------------------------------------------------------------------------------------------------------------------------
   27  ORACLE              1074022  ORACLE DEVELOPER    24    1       1   4,796.00      0.00  Y                    $       0.00
-----------------------------------------------------------------------------------------------------------------------------------
   28  ORACLE              1074022  FREIGHT             27    1       1      15.00            Y                    $       0.00
-----------------------------------------------------------------------------------------------------------------------------------
   29  PGC SCIENTIFICS      577011  ROTOR FOR CENTRI     2    1       1   1,035.00  1,035.00  Y   4081  12/3/98    $   1,035.00
-----------------------------------------------------------------------------------------------------------------------------------
   30  PGC SCIENTIFICS      577227  CENTRIFUGE           2    1       1   3,945.00  3,945.00  Y   4081  12/3/98    $   3,945.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   ----------------
                                                                                                                   $ 143,159.35
                                                                                                                   ----------------

--------------------------------------------------------------
   22  OFFICE FURNITURE       3833       $    388.00  N
       OUTLET
--------------------------------------------------------------
   23  OFFICE FURNITURE       3833       $    395.00  N
       OUTLET
--------------------------------------------------------------
   24  OFFICE FURNITURE       3833       $    309.00  N
       OUTLET
--------------------------------------------------------------
   25  OFFICE FURNITURE       3833       $     39.00  N
       OUTLET
--------------------------------------------------------------
   26  OFFICE FURNITURE       3833       $    600.00  N
       OUTLET
--------------------------------------------------------------
   27  ORACLE              1074022       $      0.00  N
--------------------------------------------------------------
   28  ORACLE              1074022       $      0.00  N
--------------------------------------------------------------
   29  PGC SCIENTIFICS      577011       $  1,035.00  N
--------------------------------------------------------------
   30  PGC SCIENTIFICS      577227       $  3,945.00  N
--------------------------------------------------------------

                                         --------------
                                         $ 36,754.50
                                         --------------
                                         $179,913.85
                                         --------------


             Lesseee Signature:     /s/                      Date:  1/25/99
                               --------------------                ---------

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------


                              Schedule (Additional Commitment) No. 13 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED


A.  Description and Purchase Price of Equipment
    -------------------------------------------


  Description of
   Equipment                                                                       Street Address
 (quantity, model                                                                  City, State and
 and serial number)     Purchase Price          Rent            Mfr./Vendor           County
----------------------------------------------------------------------------------------------------

See Exhibit A attached hereto
Total:                      $286,868.16            $7,802.81

B.  Terms
    -----

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor:  (expressed as a percentage of Equipment's original Purchase
                    Price): 2.72%

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales of use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                              Schedule (Additional Commitment) No. 13 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    --------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:        Remit Monthly Rental Amount To:
-------------------------        -------------------------------
SEQUENOM, INC.                   PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road        P.O. Box 200432
San Diego, CA  92121             Dallas, TX  75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

D.  Casualty Values:  See attachment hereto.
    ----------------

E.  Special Provisions:  1.  Lessor's payment for Equipment hereunder is
    -------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position: (a) General.  Lessee shall be required to choose a
    ----------------------     --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND

                              Schedule (Additional Commitment) No. 13 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                      LESSEE:

PHOENIX LEASING INCORPORATED                 SEQUENOM, INC.

By: /s/                                      By: /s/
    -------------------------                   -----------------------------
Name: Lynn Sanders                           Name (Print):___________________
      -----------------------
Title: Contract Administrator                Title:__________________________
       ----------------------
Date: 2-1-99                                 Date: 2-1-99
      -----------------------                      --------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

     Lessee:           Sequenom, Inc.
                       --------------
                       11555 Sorrento Valley Road

Master Contact:  0135                                    Schedule:   13
                 --------------------------------                    --

----------------------------------------------------------------------------------------------------------------------------------
                                                                               L   Total Invoic'd     $ Pd By      Tax Pd
Item                 Invoice     Description of       Eq            Serial     O   Net of Sls Tx      Lessee        Vndr?    Chk
 No    Vendor Name     No            Item             Cd     Qty    Number     C                                    (Y/N)    No.
----------------------------------------------------------------------------------------------------------------------------------
1      Robocon Inc.  RUS98-3     Robotic Assembly      2      1                 1     88,962.72        88,962.72      N       4082
                                 System
----------------------------------------------------------------------------------------------------------------------------------
2      Robocon Inc.  RUS98-4     Robotic Assembly      2      1                 1     88,962.72        88,962.72      N       4193
                                 System
----------------------------------------------------------------------------------------------------------------------------------

3      Robocon Inc.  RUS98-11    Robotic Assembly      2      1                 1    108,942.72                       N
                                 System
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Item                 Invoice        Transact
 No    Vendor Name     No             Date                No entry required
------------------------------------------------------------------------------------
                                                      Net $ Due       Net $ Due
                                                         Lessee          Vendor
------------------------------------------------------------------------------------
1      Robocon Inc.  RUS98-3        12/3/98         $ 88,962.72     $      0.00  P

------------------------------------------------------------------------------------
2      Robocon Inc.  RUS98-4        12/24/98        $ 88,962.72     $      0.00  N

------------------------------------------------------------------------------------

3      Robocon Inc.  RUS98-11                       $      0.00     $108,942.72  N

------------------------------------------------------------------------------------

                                              ---------------------------------
                                                    $177,925.44
                                              ---------------------------------
                                                                    $108,942.72
                                                             ------------------
                                                                    $286,868.16
                                                             ------------------

       Lessee Signature:  /s/                   Date: 1/25/99
                        ----------------             ------------

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------


                              Schedule (Additional Commitment) No. 14 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED


A.  Description and Purchase Price of Equipment
    -------------------------------------------

  Description of
    Equipment                                                                       Street Address
 (quantity, model                                                                   City, State and
 and serial number)     Purchase Price          Rent            Mfr./ Vendor           County
----------------------------------------------------------------------------------------------------
See Exhibit A attached hereto

Total:                  $27,309.62              $742.82


B.  Terms
    -----

Base Term:        The Base Term shall commence on the date the Equipment is
                  received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:  This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor:  (expressed as a percentage of Equipment's original Purchase
                    Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:    Payable on the Rent Start Date shall be (1) the first and last
                  Rental Amount including any sales of use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    --------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:          Remit Monthly Rental Amount To:
-------------------------          -------------------------------
SEQUENOM, INC.                     PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road          P.O. Box 200432
San Diego, CA  92121               Dallas, TX  75320-0432
Attention:  Mr. Steve Zaniboni, Vice President, Finance and Administration

D.  Casualty Values:  See attachment hereto.
    ----------------

E.  Special Provisions:  1.  Lessor's payment for Equipment hereunder is
    -------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position: (a) General.  Lessee shall be required to choose a
    ----------------------     --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:     Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2:     Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND

CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                   LESSEE:

PHOENIX LEASING INCORPORATED              SEQUENOM, INC.


By:         /s/                           By:             /s/
    -----------------------------------       ----------------------------------
Name:       Lynn Sanders                  Name (Print):   Elizabeth Anderson
      ---------------------------------                 ------------------------
Title:      Contract Administrator        Title:          Manager of Finance
       --------------------------------          -------------------------------
Date:       March 29, 1999                Date:           March 29, 1999
       --------------------------------          -------------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

Lessee:  Sequenom, Inc.
         ------------------------
         11555 Sorrento Valley Road

Master Contact: 0135                                             Schedule:       14
                -----------------                                            ----------
----------------------------------------------------------------------------------------------------------------------
                                                                                                   Total
                                                                                          L       Invoic'd
Item                       Invoice                                  Eq          Serial    O       Net of Sls
 No  Vendor Name           No           Description of Item         Cd    Qty  Number     C            Tx
------------------------------------------------------------------------------------------------------------------
 1   MICRON                4297740       MILLENIA                    1     1               1      2,047.00
------------------------------------------------------------------------------------------------------------------
 2                                       FREIGHT                     27    1               1         84.00
------------------------------------------------------------------------------------------------------------------
 3   INACOM                8279282       HP COLOR LASERJET            1    1    JPCB002574 1      6,673.00
                                         PRINTER &ASSEC
------------------------------------------------------------------------------------------------------------------
 4                                       FREIGHT                     27    1               1         83.77
------------------------------------------------------------------------------------------------------------------
 5   PGC SCIENTIFIC        579826        UNDERCOUNTER ICE MAKER      2     1               1      1,995.00
------------------------------------------------------------------------------------------------------------------
 6                                       SALES TAX                   29    1               1        154.61
------------------------------------------------------------------------------------------------------------------
 7   VWR                   19921630      BAL, ANALYT, BASIC           2    1               1      2,021.00
------------------------------------------------------------------------------------------------------------------
 8                                       SALES TAX                   29    1               1        156.63
------------------------------------------------------------------------------------------------------------------
 9   MJ RESEARCH           52347         ALPHA POWER BONNET           2    1     ALO18501  1      4,855.50
------------------------------------------------------------------------------------------------------------------
 10                                      FREIGHT                     27    1               1         51.00
------------------------------------------------------------------------------------------------------------------
 11                                      SALES TAX                   29    1               1        376.30
------------------------------------------------------------------------------------------------------------------
 12  FISCHER SCIENTIFIC    5932093       REFRG, MEDICAL               2    1               1      5,285.39
------------------------------------------------------------------------------------------------------------------
 13                                      SALES TAX                   29    1               1        409.62
------------------------------------------------------------------------------------------------------------------
 14  PNP COMPUTERS             746       ASUS P2BD INTEL              1    1               1      2,892.80
------------------------------------------------------------------------------------------------------------------
 15                                      SALES TAX                   29    1               1        224.00
------------------------------------------------------------------------------------------------------------------
 16
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                       Tax Pd                              No entry required
                                                                        ------------------------
Item                      $ Pd By       Vndr?       Chk     Transact    Net $ Due    Net $ Due
 No       Vendor Name     Lessee        (Y/N)       No.         Date       Lessee       Vendor
------------------------------------------------------------------------------------------------
 1        MICRON          2,047.00       N          4372    1/20/99     $ 2,047.00   $     0.00
------------------------------------------------------------------------------------------------
 2                           84.00       N          4372    1/20/99     $    84.00   $     0.00
------------------------------------------------------------------------------------------------
 3       INACOM           6,673.00       Y          4368    1/20/99     $ 6,673.00   $     0.00

------------------------------------------------------------------------------------------------
 4                           83.77       Y          4368    1/20/99     $    83.77   $     0.00
------------------------------------------------------------------------------------------------
 5       PGC SCIENTIFIC   1,995.00       Y          4378    1/20/99     $ 1,995.00   $     0.00
------------------------------------------------------------------------------------------------
 6                          154.61       Y          4378    1/20/99     $   154.61   $     0.00
------------------------------------------------------------------------------------------------
 7       VWR              2,021.00       Y          4336    1/15/99     $ 2,021.00   $     0.00
------------------------------------------------------------------------------------------------
 8                          156.63       Y          4336    1/15/99     $   156.63   $     0.00
------------------------------------------------------------------------------------------------
 9       MJ RESEARCH      4,855.50       Y          4473     2/4/99     $ 4,855.50   $     0.00
------------------------------------------------------------------------------------------------
 10                          51.00       Y          4473     2/4/99     $    51.00   $     0.00
------------------------------------------------------------------------------------------------
 11                         376.30       Y          4473     2/4/99     $   376.30   $     0.00
------------------------------------------------------------------------------------------------
 12  FISCHER SCIENTIFIC   5,285.39       Y          4464     2/4/99     $ 5,285.39   $     0.00
------------------------------------------------------------------------------------------------
 13                         409.62       Y          4464     2/4/99     $   409.62   $     0.00
------------------------------------------------------------------------------------------------
 14  PNP COMPUTERS        2,892.80       Y          4434    1/28/99     $ 2,892.80   $     0.00
------------------------------------------------------------------------------------------------
 15                         224.00       Y          4434    1/28/99     $   224.00   $     0.00
------------------------------------------------------------------------------------------------
 16
------------------------------------------------------------------------------------------------
                                                                        $27,309.62
                                                                        ------------------------
                                                                                     $     0.00
                                                                                    ------------
                                                                                     $27,309.62
                                                                                    ------------


Lessee Signature:   /s/                             Date:  3/9/99
                 ------------------------                 -------

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------


                                Schedule (Additional Commitment) No. 15 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED


A.   Description and Purchase Price of Equipment
     -------------------------------------------

  Description of
     Equipment                                                                 Street Address
  (quantity, model                                                             City, State and
 and serial number)     Purchase Price     Rent            Mfr./ Vendor          County
----------------------------------------------------------------------------------------------------

See Exhibit A attached hereto
Total:                  $93,048.59         $2,530.92


B.  Terms
    -----

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor:  (expressed as a percentage of Equipment's original Purchase
                    Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales of use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

                                Schedule (Additional Commitment) No. 15 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED


C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    --------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                          Remit Monthly Rental Amount To:
-------------------------                          -------------------------------
SEQUENOM, INC.                                     PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road                          Department 05980
San Diego, CA 92121                                P.O. Box 39000
Attention:  Mr. Steve Zaniboni, Vice President,    San Francisco, CA 94139-5980
Finance and Administration

D.  Casualty Values:  See attachment hereto.
    ----------------

E.  Special Provisions:  1.  Lessor's payment for Equipment hereunder is
    -------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.  End of Lease Position: (a) General.  Lessee shall be required to choose a
    ----------------------     --------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:     Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2:     Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

                                Schedule (Additional Commitment) No. 15 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED


LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                              LESSEE:

PHOENIX LEASING INCORPORATED         SEQUENOM, INC.


By:         /s/                      By:              /s/
   ---------------------------          ---------------------------------
Name:    Lynn Sanders                Name (Print):
     -------------------------                    -----------------------
Title: Contract Administrator        Title:
      ------------------------             ------------------------------
Date:   5-28-99                      Date:       5-28-99
      ------------------------            -------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

       Lessee:  Sequenom, Inc.
                --------------------------
                11555 Sorrento Valley Road

Master Contact: 0135                             Schedule:  15
                --------------------------                  --

-----------------------------------------------------------------------------------------------------------------
Vendor Name   Invoice   Description of   Eq         Serial    O   Total Invoic'd   $ Pd By     Vndr?
              No        Item             Cd   Qty   Number    C    Net of Sls Tx    Lessee     (Y/N)
-----------------------------------------------------------------------------------------------------------------
GESIM        R990015    8 CHANNEL        2    1               1        41,168.01    41,168.01   N      WIRE
                        NANOPLOTTER
-----------------------------------------------------------------------------------------------------------------
             R990016    1 CHANNEL        2    1               1        21,830.03    21,830.03   N      WIRE
                        NANOPLOTTER
-----------------------------------------------------------------------------------------------------------------

             R990019    4 CHANNEL        2    1               1       30,050.55      30,050.55  N      WIRE
                        NANOPLOTTER
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            No entry required
                                                        ------------------------
Vendor Name   Invoice   Description of     Transact     Net $ due     Net $ due
              No        Item                   Date        Lessee        Vendor
--------------------------------------------------------------------------------
GESIM        R990015    8 CHANNEL           4/14/99     $41,168.01    $     0.00
                        NANOPLOTTER
--------------------------------------------------------------------------------
             R990016    1 CHANNEL            4/14/99    $21,830.03    $     0.00
                        NANOPLOTTER
--------------------------------------------------------------------------------

             R990019    4 CHANNEL            4/14/99    $30,050.55    $     0.00
                        NANOPLOTTER
--------------------------------------------------------------------------------
                                                        $     0.00    $     0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        $93,048.59
--------------------------------------------------------------------------------
                                                                      $     0.00
                                                                      ----------
                                                                      $93,048.59
                                                                      ----------

                        Lessee Signature:    /s/       Date:     5/3/99
                                         -----------         -------------

                         ADDITIONAL COMMITMENT SCHEDULE
                         ------------------------------

                                Schedule (Additional Commitment) No. 16 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------

   Description of
 Equipment (quantity,
     model and           Purchase                          Mfr./                Street Address
   serial number)         Price            Rent           Vendor                City, State and County
-------------------      --------          ----           ------                ----------------------
See Exhibit A attached hereto.
Total:                   $31,256.60        $850.18

B.  Terms
    -----

Base Term:          The Base Term shall commence on the date the Equipment is
                    received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:    This shall be the first day of the month following the month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor (expressed as a percentage of Equipment's original Purchase Price):2.72%

Monthly Rental Payments in advance.

Base Rent Due:      Payable on the Rent Start Date shall be (1) the first and
                    last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent Due.

C.  Invoice Information:  Lessee's and Lessor's addresses for invoice purposes
    -------------------
for the Equipment on the schedule shall be as follows:


Lessee's Invoice Address:           Remit Monthly Rental Amount To:
-------------------------           -------------------------------
SEQUENOM, INC.                      PHOENIX LEASING INCORPORATED
11555 Sorrento Valley Road          Department 05980
San Diego, CA 92121                 P.O. Box 39000
                                    San Francisco, CA  94139-5980

Attention:  Mr. Steve Zaniboni,
            Vice President, Finance and Administration

                                Schedule (Additional Commitment) No. 16 to Lease Dated as of February 5, 1998
                                Between SEQUENOM, INC.
                                and PHOENIX LEASING INCORPORATED

D.  Casualty Values: See attachment hereto.
    ---------------

E.  Special Provisions: 1. Lessor's payment for Equipment hereunder is
    ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position:(a) General.  Lessee shall be required to choose a
     ---------------------     -------
     final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment Purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
--------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
--------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                LESSEE:

PHOENIX LEASING INCORPORATED           SEQUENOM, INC.

By:  /s/ Lynn Sanders                  By:  /s/ E. Anderson
   --------------------------             ---------------------------------
Name:  Lynn Sanders                    Name (Print): Elizabeth Anderson
     ------------------------                       -----------------------
Title:  Contract Admin                 Title: Finance Mgr
      -----------------------                ------------------------------
Date:   6-1-99                         Date: 6-1-99
     ------------------------               -------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


Lessee: SEQUENOM, INC.
        --------------------------
        11555 SORRENTO VALLEY ROAD
        SAN DIEGO, CA 94121

Master Contract:   0135                             Schedule:  16
                ----------                                   -------

                                                                       Total
                                                                 L   Invoic'd $             Tax Pd
Item                Invoice Description      Eq         Serial   O   Net of Sls   $ Pd By    Vndr?    Chk
No    Vendor Name   No.     of Item          Cd   Qty   Number   C      Tax       Lessee     (Y/N)    No.
------------------------------------------------------------------------------------------------------------
1     MICRON        4400705 MILLENNIA 400     1    1              1   2,065.00     2,065.00     N      5120
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1              1     104.00       104.00     N      5120
------------------------------------------------------------------------------------------------------------
2                   4419515 MILLENNIA 400     1    3              1   5,256.00     5,256.00     N      5120
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1              1     208.00       208.00     N      5120
------------------------------------------------------------------------------------------------------------
3                   4426958 MILLENNIA 400     1    1              1   1,825.00     1,825.00     N      5120
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1              1      94.00        94.00     N      5120
------------------------------------------------------------------------------------------------------------
4                   4394221 MILLENNIA 400     1    1              1   1,850.00     1,850.00     N      4970
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1                    104.00       104.00     N      4970
------------------------------------------------------------------------------------------------------------
5                   4399320 MILLENNIA 400     1    1              1   1,752.00     1,752.00     N      4970
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1              1     104.00       104.00     N      4970
------------------------------------------------------------------------------------------------------------
6                   4399338 MILLENNIA 400     1    1              1   1,752.00     1,752.00     N      4970
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1              1     104.00       104.00     N      4970
------------------------------------------------------------------------------------------------------------
7                   4400723 MILLENNIA 400     1    1              1   2,543.00     2,543.00     N      4970
------------------------------------------------------------------------------------------------------------
                            FREIGHT           27   1              1     104.00       104.00     N      4970
------------------------------------------------------------------------------------------------------------
8                   4378727 MILLENNIA 400     1    1              1   3,358.00     3,358.00     N      4822
------------------------------------------------------------------------------------------------------------
9                           FREIGHT           27   1              1      84.00        84.00     N      4822
------------------------------------------------------------------------------------------------------------
10                  4378726 MILLENNIA 350     1    1              1   2,226.00     2,226.00     N      4822
------------------------------------------------------------------------------------------------------------
11                          FREIGHT           27   1              1      84.00        84.00     N      4822
------------------------------------------------------------------------------------------------------------
12                  4375811 MILLENNIA 400     1    1              1   1,654.00     1,654.00     N      4822
------------------------------------------------------------------------------------------------------------
13                          FREIGHT           27   1              1     104.00       104.00     N      4822
------------------------------------------------------------------------------------------------------------
14                  4376643 MILLENNIA 400     1    2              1   3,386.00     3,386.00     N      4822
------------------------------------------------------------------------------------------------------------
15                          FREIGHT           27   1              1     208.00       208.00     N      4822
------------------------------------------------------------------------------------------------------------
16    INACOM        8462438 HP VECTRA VE      2    1              1   1,775.00     1,775.00     Y      5004
------------------------------------------------------------------------------------------------------------
17                          MICROSOFT PRO 97  24   1              1     493.00       493.00     Y      5004
------------------------------------------------------------------------------------------------------------
18                          FREIGHT           27   1              1      19.60        19.60     Y      5004
------------------------------------------------------------------------------------------------------------
19
------------------------------------------------------------------------------------------------------------

                                                               No entry required
                                                         -----------------------------
Item                Invoice  Description     Transact      Net $ Due      Net $ Due
No    Vendor Name   No.      of Item             Date         Lessee         Vendor
--------------------------------------------------------------------------------------
1     MICRON        4400705  MILLENNIA 400    5/13/99      $ 2,065.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          5/13/99      $   104.00     $     0.00
--------------------------------------------------------------------------------------
2                   4419515  MILLENNIA 400    5/13/99      $ 5,256.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          5/13/99      $   208.00     $     0.00
--------------------------------------------------------------------------------------
3                   4426958  MILLENNIA 400    5/13/99      $ 1,825.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          5/13/99      $    94.00     $     0.00
--------------------------------------------------------------------------------------
4                   4394221  MILLENNIA 400    4/22/99      $ 1,850.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          4/22/99      $   104.00     $     0.00
--------------------------------------------------------------------------------------
5                   4399320  MILLENNIA 400    4/22/99      $ 1,752.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          4/22/99      $   104.00     $     0.00
--------------------------------------------------------------------------------------
6                   4399338  MILLENNIA 400    4/22/99      $ 1,752.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          4/22/99      $   104.00     $     0.00
--------------------------------------------------------------------------------------
7                   4400723  MILLENNIA 400    4/22/99      $ 2,543.00     $     0.00
--------------------------------------------------------------------------------------
                             FREIGHT          4/22/99      $   104.00     $     0.00
--------------------------------------------------------------------------------------
8                   4378727  MILLENNIA 400    3/30/99      $ 3,358.00     $     0.00
--------------------------------------------------------------------------------------
9                            FREIGHT          3/30/99      $    84.00     $     0.00
--------------------------------------------------------------------------------------
10                  4378726  MILLENNIA 350    3/30/99      $ 2,226.00     $     0.00
--------------------------------------------------------------------------------------
11                           FREIGHT          3/30/99      $    84.00     $     0.00
--------------------------------------------------------------------------------------
12                  4375811  MILLENNIA 400    3/30/99      $ 1,654.00     $     0.00
--------------------------------------------------------------------------------------
13                           FREIGHT          3/30/99      $   104.00     $     0.00
--------------------------------------------------------------------------------------
14                  4376643  MILLENNIA 400    3/30/99      $ 3,386.00     $     0.00
--------------------------------------------------------------------------------------
15                           FREIGHT          3/30/99      $   208.00     $     0.00
--------------------------------------------------------------------------------------
16    INACOM        8462438  HP VECTRA VE     4/22/99      $ 1,775.00     $     0.00
--------------------------------------------------------------------------------------
17                           MICROSOFT PRO    4/22/99      $   493.00     $     0.00
--------------------------------------------------------------------------------------
18                           FREIGHT          4/22/99      $    19.60     $     0.00
--------------------------------------------------------------------------------------
19                                                         $     0.00     $     0.00
--------------------------------------------------------------------------------------
                             TOTAL AMOUNT DUE TO LESSEE    $31,256.60
                                                             -------------------------
                                           TOTAL AMOUNT DUE TO VENDOR     $     0.00
                                                                          ------------
                                                           TOTAL DRAW     $31,256.60
                                                                          ------------

Lessee Signature:  /s/ E. Anderson            Date:    6/8/99
                 ------------------------          -----------------

                        ADDITIONAL COMMITMENT SCHEDULE
                        ------------------------------

                              Schedule (Additional Commitment) No. 17 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED


A.  Description and Purchase Price of Equipment
    -------------------------------------------

 Description of
    Equipment                                             Street Address
(quantity, model      Purchase                 Mfr./      City, State and
and serial number)      Price       Rent      Vendor           County
------------------   ----------    ------    --------    -----------------
     See Exhibit A attached hereto.

Total:                 $52,559.01      $1,429.61

B.   Terms
     -----

Base Term:           The Base Term shall commence on the date the Equipment is
                     received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:     This shall be the first day of the month following the
                     month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor    (expressed as a percentage of Equipment's original Purchase
                     Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:       Payable on the Rent Start Date shall be (1) the first and
                     last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent
                     Due.

C.   Invoice Information: Lessee's and Lessor's addresses for invoice purposes
     -------------------
for the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:                     Remit Monthly Rental Amount To:
-------------------------                     -------------------------------
SEQUENOM, INC.                                PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road                     Department 05980
San Diego, CA 92121                           P.O. Box 39000
Attention: Mr. Steve Zaniboni,                San Francisco, CA 94139-5980
           Vice President, Finance and Administration

D.   Casualty Values: See attachment hereto.
     ---------------

                              Schedule (Additional Commitment) No. 17 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

E.   Special Provisions: 1. Lessor's payment for Equipment hereunder is
     ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.   End of Lease Position: (a) General.  Lessee shall be required to choose a
     ---------------------      -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1:  Purchase the Equipment for 25% of the Equipment's original
---------------
purchase price; or

Election No. 2:  Extend the Schedule's Base Term for an additional 12 months
---------------
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5,1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                            LESSEE:

PHOENIX LEASING INCORPORATED             SEQUENOM, INC.

By:       /s/ Lynn Sanders               By:         /s/ Elizabeth Anderson
   ----------------------------------       ------------------------------------
Name:     Lynn Sanders                   Name (Print):     Elizabeth Anderson
     --------------------------------                 --------------------------
Title:    Contract Administrator         Title:
      -------------------------------          ---------------------------------
Date:     7-1-99                         Date:              7-1-99
      -------------------------------         ----------------------------------

                          Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A

Lessee:  Sequenom Inc.
         --------------------------
         11555 Sorrento Valley Road

Master Contact:  0135                                           Schedule:   17
                 ------------------                                       ------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total
Item                                                                                Serial           Invoic'd $       $ Pd By
No       Vendor Name    Invoice No.        Description of Item       Eq Cd   Qty    Number     LOC  Net of Sls Tx     Lessee
---------------------------------------------------------------------------------------------------------------------------------
  1     Beckman        361335ft01     spectrophometer                     2    2     4323571,    1      15,839.00      15,839.00
        Coulter                                                                        432572
---------------------------------------------------------------------------------------------------------------------------------
  2                                   nucleic accid software option      24    2                 1         664.00         664.00
---------------------------------------------------------------------------------------------------------------------------------
  3                                   accessory option board              2    2                 1         690.00         690.00
---------------------------------------------------------------------------------------------------------------------------------
  4                                   high performance transport          2    2                 1       4,208.00       4,208.00
---------------------------------------------------------------------------------------------------------------------------------
  5                                   single cell holder                  2    2                 1         760.00         760.00
---------------------------------------------------------------------------------------------------------------------------------
  6                                   single cell hld microcell           2    2                 1         896.00         896.00
---------------------------------------------------------------------------------------------------------------------------------
  7                                   micro-auto 12 cell holder           2    2                 1       2,032.00       2,032.00
---------------------------------------------------------------------------------------------------------------------------------
  8                                   cuvettes, rect.                     2    1                 1         295.68         295.68
---------------------------------------------------------------------------------------------------------------------------------
  9                                   micro cell 50 microliter            2    1                 1         333.70         333.70
---------------------------------------------------------------------------------------------------------------------------------
 10                                   multi-microcell 4-position          2    6                 1       4,815.36       4,815.36
---------------------------------------------------------------------------------------------------------------------------------
 11                                   data capture network                2    2                 1       1,200.00       1,200.00
---------------------------------------------------------------------------------------------------------------------------------
 12                                   freigt & insurance                 27    1                 1         259.00         259.00
---------------------------------------------------------------------------------------------------------------------------------
 13                                   sales tax                          29    1                 1       2,459.36       2,459.36
---------------------------------------------------------------------------------------------------------------------------------
 14     Emplex               9992     Heat sealer                         2    1                 1       8,000.00       8,000.00
        Systems
---------------------------------------------------------------------------------------------------------------------------------
 15                                   freight                            27    1                 1         237.58         237.58
---------------------------------------------------------------------------------------------------------------------------------
 16     PE Biosystems    90335466     kit topfill                         2    1                 1       5,087.50       5,087.50
---------------------------------------------------------------------------------------------------------------------------------
 17                                   freight                            27    1                 1          32.50          32.50
---------------------------------------------------------------------------------------------------------------------------------
 18                                   sales tax                          29    1                 1         394.29         394.29
---------------------------------------------------------------------------------------------------------------------------------
 19     SGE Inc             78967     active film multiplier              2    1                 1       1,300.00       1,300.00
---------------------------------------------------------------------------------------------------------------------------------
 20                                   freight                            27    1                 1          13.45          13.45
---------------------------------------------------------------------------------------------------------------------------------
 21     VWR                428843     vacuubrand diaphram pump            2    1                 1       1,689.90       1,689.90
---------------------------------------------------------------------------------------------------------------------------------
 22                                   sales tax                          29    1                 1         130.97         130.97
---------------------------------------------------------------------------------------------------------------------------------
 23                      29342280     oven, vacuum                        2    1                 1       1,132.92       1,132.92
---------------------------------------------------------------------------------------------------------------------------------
 24                                   sales tax                          29    1                 1          87.80          87.80
---------------------------------------------------------------------------------------------------------------------------------
 25
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                    No entry Required
                                                                           --------------------------
Item                                    Tax Pd               Transact      Net $ Due      Net $ Due
No       Vendor Name    Invoice No.   Vndr? (Y/N)  Chk No.     Date         Lessee         Vendor
-----------------------------------------------------------------------------------------------------
  1     Beckman        361335ft01              y      5014      4/28/99     $15,839.00          $0.00
        Coulter
-----------------------------------------------------------------------------------------------------
  2                                            y      5014      4/28/99     $   664.00          $0.00
-----------------------------------------------------------------------------------------------------
  3                                            y      5014      4/28/99         690.00          $0.00
-----------------------------------------------------------------------------------------------------
  4                                            y      5014      4/28/99       4,208.00          $0.00
-----------------------------------------------------------------------------------------------------
  5                                            y      5014      4/28/99         760.00          $0.00
-----------------------------------------------------------------------------------------------------
  6                                            y      5014      4/28/99         896.00          $0.00
-----------------------------------------------------------------------------------------------------
  7                                            y      5014      4/28/99       2,032.00          $0.00
-----------------------------------------------------------------------------------------------------
  8                                            y      5014      4/28/99         295.68          $0.00
-----------------------------------------------------------------------------------------------------
  9                                            y      5014      4/28/99         333.70          $0.00
-----------------------------------------------------------------------------------------------------
 10                                            y      5014      4/28/99       4,815.36          $0.00
-----------------------------------------------------------------------------------------------------
 11                                            y      5014      4/28/99       1,200.00          $0.00
-----------------------------------------------------------------------------------------------------
 12                                            y      5014      4/28/99         259.00          $0.00
-----------------------------------------------------------------------------------------------------
 13                                            y      5014      4/28/99       2,459.36          $0.00
-----------------------------------------------------------------------------------------------------
 14     Emplex               9992              n      5341      6/17/99       8,000.00          $0.00
        Systems
-----------------------------------------------------------------------------------------------------
 15                                            n      5341      6/17/99         237.58          $0.00
-----------------------------------------------------------------------------------------------------
 16     PE Biosystems    90335466              y      5275       6/3/99       5,087.50          $0.00
-----------------------------------------------------------------------------------------------------
 17                                            y      5275       6/3/99          32.50          $0.00
-----------------------------------------------------------------------------------------------------
 18                                            y      5275       6/3/99         394.29          $0.00
-----------------------------------------------------------------------------------------------------
 19     SGE Inc             78967              y      5221      5/27/99       1,300.00          $0.00
-----------------------------------------------------------------------------------------------------
 20                                            y      5221      5/27/99          13.45          $0.00
-----------------------------------------------------------------------------------------------------
 21     VWR                428843              y      5365      6/17/99       1,689.90          $0.00
-----------------------------------------------------------------------------------------------------
 22                                            y      5365      6/17/99         130.97          $0.00
-----------------------------------------------------------------------------------------------------
 23                      29342280              y      5234      5/27/99       1,132.92          $0.00
-----------------------------------------------------------------------------------------------------
 24                                            y      5234      5/27/99          87.80          $0.00
-----------------------------------------------------------------------------------------------------
 25                                                                               0.00          $0.00
-----------------------------------------------------------------------------------------------------

                                                                            -------------------------
                                                 TOTAL AMOUNT DUE TO LESSEE $52,559.01          $0.00
                                                                            -------------------------
                                                            TOTAL AMOUNT DUE TO VENDOR          $0.00
                                                                                           ----------
Lessee Signature:   /s/ E. Anderson           Date:  7/6/99                 TOTAL DRAW     $52,559.01
                  -------------------               --------                               ----------

                    ATTACHMENT TO EQUIPMENT SCHEDULE NO. 17

                                CASUALTY VALUES


Month of       % of Original Equipment   Month of   % of Original Equipment
Lease Term        Purchase Price       Lease Term      Purchase Price
-----------        --------------       ----------      --------------

     1                  125.00              22                73.78
     2                  122.56              23                71.34
     3                  120.12              24                68.90
     4                  117.68              25                66.46
     5                  115.24              26                64.02
     6                  112.80              27                61.59
     7                  110.37              28                59.15
     8                  107.93              29                56.71
     9                  105.49              30                54.27
     10                 103.05              31                51.83
     11                 100.61              32                49.39
     12                  98.17              33                46.95
     13                  95.73              34                44.51
     14                  93.29              35                42.07
     15                  90.85              36                39.63
     16                  88.41              37                37.20
     17                  85.98              38                34.76
     18                  83.54              39                32.32
     19                  81.10              40                29.88
     20                  78.66              41                27.44
     21                  76.22              42                25.00
                                                Thereafter    25.00




Lessor's                                        Lessee's
Initials  /s/  LS                               Initials  /s/ EA
          --------                                       ----------

                               ACCEPTANCE NOTICE

                    SCHEDULE (ADDITIONAL COMMITMENT) NO. 17

Reference is made to the Master Equipment Lease dated as of February 5, 1998 between PHOENIX LEASING INCORPORATED as Lessor and SEQUENOM, INC. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.

Description of
 Equipment
(quantity, model    Purchase           Mfr./      Street Address City
and serial number)  Price      Rent    Vendor       State and County
-----------------   -----      ----    ------      ------------------

     See Exhibit A attached hereto.

Total:            $52,559.01  $1,429.61


THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of July 1,
                                                                     ------
1999


                         SEQUENOM, INC.

                         By:    /s/  Elizabeth Anderson
                            ----------------------------------
                         Name:    Elizabeth Anderson
                              --------------------------------
                         Title:      Finance Manager
                               -------------------------------

                              SALE LEASEBACK ADDENDUM
                              to Schedule (Additional Commitment) No. 17 of MASTER EQUIPMENT LEASE
                              Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED


This Addendum to Master Equipment Lease is made and entered into as of   July 1,
                                                                         ------
1999 between PHOENIX LEASING INCORPORATED ("Lessor") and SEQUENOM, INC. ("Lesee"').

Notwithstanding anything to the contrary contained in the Lease, as amended, referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Additional Equipment to and lease the Additional Equipment from Lessor and Lessor shall purchase the Additional Equipment from and lease the Additional Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that:

     (a) Lessee has the right to sell the Additional Equipment as set forth herein,

     (b) the Additional Equipment and Lessee's right, title and interest in such Additional Equipment is, as of the date of the Bill of Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Additional Equipment is equal to the fair market value of such Additional Equipment at the time of sale.


LESSOR:                                      LESSEE:

PHOENIX LEASING INCORPORATED                 SEQUENOM, INC.

By:  /s/  Lynn Sanders                       By:  /s/  Elizabeth Anderson
   ---------------------------------            ------------------------------
Name:       Lynn Sanders                     Name:        Elizabeth Anderson
     -------------------------------               ----------------------------

Title:    Contract Admin                     Title:  Finance Mgr
      ------------------------------                ----------------------------

                                  ATTACHMENT 1
                                  BELL OF SALE


For valuable consideration SEQUENOM, INC. ("Seller") sells to PHOENIX LEASING INCORPORATED ("Buyer"), the property listed on Exhibit A hereof (the "Additional Equipment").

Seller covenants and warrants that:

(1) It is the owner of, and has absolute title to, the Additional Equipment which is free and clear of all claims, liens and encumbrances.

(2) It has not made any prior sale, assignment, or transfer of the Additional Equipment.

(3) It has the present right, power, and authority to sell the Additional Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of the Additional Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Additional Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on July 1, 1999
            ------    --

                         SEQUENOM, INC.

                         By:  /s/ Elizabeth Anderson
                            ----------------------------------

                         Name:        Elizabeth Anderson
                              ---------------------------------

                         Title:       Finance Manager
                               --------------------------------

                             OFFICER'S CERTIFICATE
                             ---------------------


The undersigned, Elizabeth Anderson, hereby certifies that:
                 ------------------

i)  I am the Financial Manager of SEQUENOM, INC., a Delaware corporation;

ii) as such officer, I am familiar with the terms and conditions of that certain Master Equipment Lease dated as of February 5, 1998 as amended by Amendment No. 2 (the "Lease") between SEQUENOM, INC. ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor");

iii) this certificate is delivered in connection with the leasing of certain equipment under an Additional Commitment Schedule with Lessor, the equipment is described in the Additional Commitment Schedule and the equipment is free and clear from any and all liens, charges, security interests or other encumbrances which may affect Lessor's right, title or interest in and to the equipment;

iv) there has been no material adverse change in the financial condition of Lessee from the date of its most recent financial statements, true copies of which have been delivered to Lessor; and

v) no event which, with the giving of notice or passage of time, or both, could become an Event of Default under the Lease has occurred and is continuing.

(vi) Lessee is performing according to Lessee's business plan described in
     Section 3 of the Lease, a true copy of which business plan has been delivered to Lessor;

(vii)the representations and warranties in Section 5 of the Lease are true and correct as of the date hereof.

IN WITNESS WHEREOF, I hereby execute this certificate on this 6th day of
                                                              ---
July, 1999.
-----   --


                                                  /s/  E. Anderson
                                              ---------------------------

                         ADDITIONAL COMMITMENT SCHEDULE
                         ------------------------------

                              Schedule (Additional Commitment) No. 18 to Lease Dated as of February 5, 1998
                              Between SEQUENOM, INC.
                              and PHOENIX LEASING INCORPORATED

A.  Description and Purchase Price of Equipment
    -------------------------------------------



  Description of
   Equipment                                                    Street Address
 (quantity, model                                               City, State and
 and serial number)   Purchase Price    Rent    Mfr./Vendor          County
 -----------------    --------------    ----    -----------          ------
  See Exhibit A attached hereto.

Total:                $60,449.99      $1,644.24

B.  Terms
    -----

Base Term:            The Base Term shall commence on the date the Equipment is
                      received, installed and accepted for use, as shown on the Acceptance Notice, and continue for 42 full months after the "Rent Start Date."

Rent Start Date:      This shall be the first day of the month following the
                      month during which the Base Term commences; provided, however, that if the Equipment is accepted on the first day of the month, the Rent Start Date shall commence on the same day that the Base Term commences.

Lease Rate Factor     (expressed as a percentage of Equipment's original
                      Purchase Price): 2.72%

Monthly Rental Payments in advance.

Base Rent Due:         Payable on the Rent Start Date shall be (1) the first and
                       last Rental Amount including any sales or use tax and (2) an amount equal to 1/30th of the monthly rental amount using a rate of 2.72% multiplied by the number of days, if any, between (and including) the date the Base Term commences and (but not including) the Rent Start Date, except that, if the date of the Acceptance Notice related to this Schedule is dated on or after the 20th of the month, this amount shall not be included in the Base Rent
                       Due.

C. Invoice Information: Lessee's and Lessor's addresses for invoice purposes for
   -------------------
the Equipment on the Schedule shall be as follows:

Lessee's Invoice Address:           Remit Monthly Rental Amount To:
------------------------            ------------------------------
SEQUENOM, INC.                      PHOENIX LEASING INCORPORATED
11555 Sorento Valley Road           Department 05980
San Diego, CA 92121                 P.O. Box 39000
Attention: Mr. Steve Zaniboni,      San Francisco, CA 94139-5980
           Vice President, Finance and Administration

                        Schedule (Additional Commitment) No. 18 to Lease Dated as of February 5, 1998
                        Between SEQUENON, INC.
                        and PHOENIX LEASING INCORPORATED

D.     Casualty Values: See attachment hereto.
       ---------------

E.     Special Provisions: 1. Lessor's payment for Equipment hereunder is
       ------------------
conditioned on Lessor's satisfaction of the conditions set forth in Section 3 of the Lease and 2. Sale Leaseback Addendum.

F.     End of Lease Position: (a) General.  Lessee shall be required to choose a
       ---------------------      -------
final purchase or extension requirement ("End of Lease Position") at the expiration of the Base Term (as defined in the Schedule) of the first Schedule to the Lease. That choice shall be an election of Lessee's End of Lease Position for all, but not less than all, of the Equipment under all Schedules to the Lease. Lessee shall provide written notice of its election to Lessor at least 90 days prior to the end of the Base Term of the first Schedule.

Any Equipment purchase election shall be a purchase of the Equipment, AS-IS, WHERE-IS. Upon Lessor's receipt of the purchase price, Lessor shall issue to Lessee an equipment bill of sale, transferring title to the Equipment to the Lessee without any representation or warranty whatsoever. Lessee shall be responsible for all applicable taxes in connection with any Equipment purchase.

In the event Lessee does not provide at least 90 days' prior written notice of its election, Lessee shall be deemed to have elected Election No. 2.

At the expiration of the Base Term of the first Schedule Lessee shall be required to elect to either:

Election No. 1: Purchase the Equipment for 25% of the Equipment's original
-------- --- -
purchase price; or

Election No. 2: Extend the Schedule's Base Term for an additional 12 months
-------- --- -
("Extended Term") for a monthly rate of 2.50% of the Equipment's original purchase price.

At the expiration of the Extended Term, Lessee shall purchase the Equipment for $1.00.

LESSOR AND LESSEE AGREE THAT THIS SCHEDULE SHALL CONSTITUTE A LEASE OF THE EQUIPMENT DESCRIBED ABOVE, SUBJECT TO THE TERMS AND CONDITIONS OF THIS SCHEDULE AND OF THE MASTER EQUIPMENT LEASE DATED FEBRUARY 5, 1998 BETWEEN LESSEE AND LESSOR. THE TERMS AND CONDITIONS OF SUCH MASTER EQUIPMENT LEASE ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF TO THE SAME EXTENT AS IF SUCH TERMS AND CONDITIONS WERE SET FORTH IN FULL HEREIN.

LESSOR:                                         LESSEE:

PHOENIX LEASING INCORPORATED                    SEQUENOM, INC.

By:    /s/ Lynn Sanders                         By:    /s/ E. Anderson
   -----------------------------                   ----------------------------
Name:  Lynn Sanders                             Name (Print):Elizabeth Anderson
     ---------------------------                             ------------------
Title: Contract Admin                           Title:  Finance Manager
      --------------------------                      -------------------------
Date:  8-1-99                                   Date:   8-1-99
     ---------------------------                     --------------------------

                          Phoenix Leasing Incorporated

                                Funding Request

                                   Exhibit A

        Lessee:  SEQUENOM, INC.
                 --------------------
                 11555 SORRENTO VALLEY ROAD

Master Contract:  0135                                           Schedule: 18
                 --------                                                 ----
                                                                                     L            Total
Item                    Invoice   Description                   Eq   Qty    Serial   O           Invoic'd
No.    Vendor Name      No.       of Item                       Cd          Number   C         Net of Sls Tx
--------------------------------------------------------------------------------------------------------------
 1     MICRON           4472513   MILLENNIA SYSTEM              1     1              1         1,733.99
--------------------------------------------------------------------------------------------------------------
 2                                FREIGHT                       27    1              1           104.00
--------------------------------------------------------------------------------------------------------------
 3                      4464433   MILLENNIA SYSTEM              1     1              1         1,725.00
--------------------------------------------------------------------------------------------------------------
4                                 FREIGHT                       27    1              1           104.00
--------------------------------------------------------------------------------------------------------------
5                       4465333   MILLENNIA SYSTEM              1     1              1         1,725.00
--------------------------------------------------------------------------------------------------------------
6                                 FREIGHT                       27    1              1           104.00
--------------------------------------------------------------------------------------------------------------
7                       4462166   MILLENNIA SYSTEM              1     1              1          1,974.00
--------------------------------------------------------------------------------------------------------------
8                                 FREIGHT                       27    1              1             54.00
--------------------------------------------------------------------------------------------------------------
9      GESIM            R990059   NANO PLOTTER                  2     1              1         15,701.95
--------------------------------------------------------------------------------------------------------------
10                                video monitor 12"             2     1              1            456.82
--------------------------------------------------------------------------------------------------------------
11                                pkging for transportation     27    1              1            122.56
--------------------------------------------------------------------------------------------------------------
12                      R990058   NANO PLOTTER                  2     1              1         15,701.95
--------------------------------------------------------------------------------------------------------------
13                                video monitor 12"             2     1              1            456.82
--------------------------------------------------------------------------------------------------------------
14                                pkging for transportation     27    1              1            122.56
--------------------------------------------------------------------------------------------------------------
15                      R990018   1-CHANNEL NANO PLOTTER        2     1              1         19,968.54
--------------------------------------------------------------------------------------------------------------
16                                pkging for transportation     27    1              1            394.80
--------------------------------------------------------------------------------------------------------------
17
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                      No entry required
                                                                               -----------------------------------
Item                    Invoice    $ Pd by     Vndr               Transact       Net $ Due         Net $ Due
No.    Vendor Name      No.        Lessee     (Y/N)    Chk No.        Date          Lessee            Vendor
------------------------------------------------------------------------------------------------------------------
 1     MICRON           4472513     1,733.99    N      5522        6/30/99         $ 1,733.99     $     0.00
------------------------------------------------------------------------------------------------------------------
 2                                    104.00    N      5522        6/30/99         $   104.00     $     0.00
------------------------------------------------------------------------------------------------------------------
 3                      4464433     1,725.00    N      5522        6/30/99         $ 1,725.00     $     0.00
------------------------------------------------------------------------------------------------------------------
4                                     104.00    N      5522        6/30/99         $   104.00     $     0.00
------------------------------------------------------------------------------------------------------------------
5                       4465333     1,725.00    N      5522        6/30/99         $ 1,725.00     $     0.00
------------------------------------------------------------------------------------------------------------------
6                                     104.00    N      5522        6/30/99         $   104.00     $     0.00
------------------------------------------------------------------------------------------------------------------
7                       4462166     1,974.00    N      5522        6/30/99         $ 1,974.00     $     0.00
------------------------------------------------------------------------------------------------------------------
8                                      54.00    N      5522        6/30/99         $    54.00     $     0.00
------------------------------------------------------------------------------------------------------------------
9      GESIM            R990059    15,701.95    N      WIRE        7/21/99         $15,701.95     $     0.00
------------------------------------------------------------------------------------------------------------------
10                                    456.82    N      WIRE        7/21/99         $   456.82     $     0.00
------------------------------------------------------------------------------------------------------------------
11                                    122.56    N      WIRE        7/21/99         $   122.56     $     0.00
------------------------------------------------------------------------------------------------------------------
12                      R990058    15,701.95    N      WIRE        7/21/99         $15,701.95     $     0.00
------------------------------------------------------------------------------------------------------------------
13                                    456.82    N      WIRE        7/21/99         $   456.82     $     0.00
------------------------------------------------------------------------------------------------------------------
14                                    122.56    N      WIRE        7/21/99         $   122.56     $     0.00
------------------------------------------------------------------------------------------------------------------
15                      R990018    19,968.54    N      WIRE        7/21/99         $19,968.54     $     0.00
------------------------------------------------------------------------------------------------------------------
16                                    394.80   N      WIRE        7/21/99          $   394.80     $     0.00
------------------------------------------------------------------------------------------------------------------
17                                                                                 $     0.00     $     0.00
------------------------------------------------------------------------------------------------------------------

                                                                                   -------------------------------
                                                     TOTAL AMOUNT DUE TO LESSEE    $60,449.99
                                                                                   -------------------------------
                                                                   TOTAL AMOUNT DUE TO VENDOR          $0.00
                                                                                                  ----------------
                                                                                   TOTAL DRAW     $60,449.99
                                                                                                  ----------------


Lessee Signature:  /s/ E. Anderson        Date:    8/2/99

                               ACCEPTANCE NOTICE

                    SCHEDULE (ADDITIONAL COMMITMENT) NO. 18

Reference is made to the Master Equipment Lease dated as of February 5, 1998 between PHOENIX LEASING INCORPORATED as Lessor and SEQUENOM, INC. as Lessee (the "Lease").

Lessee confirms that the following Equipment has been received, installed and is ready for use by Lessee. The Equipment is satisfactory in all respects for the purposes of this Lease as of the date Lessee executes this Notice below.


  Description of
   Equipment                                                  Street Address
 (quantity, model                                            City, State, and
 and serial number)   Purchase Price    Rent    Mfr./Vendor        County
 -----------------    --------------    ----    -----------        ------
   See Exhibit A attached hereto.




Total:                 $60,449.99      $1,644.24


THE LEASE MAY NOT BE CHANGED, ALTERED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN OFFICER OF LESSOR AND A DULY AUTHORIZED REPRESENTATIVE OF LESSEE.

IN WITNESS WHEREOF, Lessee has executed this Acceptance Notice as of August 1, 1999.

                                    SEQUENOM, INC.

                                    By:  /s/ E. Anderson
                                       -------------------------------

                                    Name:    Elizabeth Anderson
                                         ------------------------------

                                    Title:   Finance Mgr.
                                          ------------------------------

                         Phoenix Leasing Incorporated

                                Funding Request

                                   Exhibit A

        Lessee:  SEQUENOM, INC.
                 ---------------------
                 11555 SORRENTO VALLEY ROAD

Master Contract:  0135                                                     Schedule:  18
                  -----                                                              ---


---------------------------------------------------------------------------------------------------------------------------
                                                                                   L         Toal
Item    Vendor Name    Invoice    Description                  Eq   Qty    Serial  O       Invoic'd $          $ Pd by
No.                    No.        of Item                      Cd          Number  C      Net of Sls Tx         Lessee
---------------------------------------------------------------------------------------------------------------------------
     1   MICRON        4472513    MILLENNIA SYSTEM              1     1            1          1,733.99         $ 1,733.99
---------------------------------------------------------------------------------------------------------------------------
     2                            FREIGHT                       27    1            1            104.00         $   104.00
---------------------------------------------------------------------------------------------------------------------------
     3                 4464433    MILLENNIA SYSTEM              1     1            1          1,725.00         $ 1,725.00
---------------------------------------------------------------------------------------------------------------------------
     4                            FREIGHT                       27    1            1            104.00         $   104.00
----------------------------------------------------------------------------------------------------------------------------
     5                 4465333    MILLENNIA SYSTEM              1     1            1          1,725.00         $ 1,725.00
----------------------------------------------------------------------------------------------------------------------------
     6                            FREIGHT                       27    1            1            104.00         $   104.00
----------------------------------------------------------------------------------------------------------------------------
     7                 4462166    MILLENNIA SYSTEM              1     1            1          1,974.00         $ 1,974.00
----------------------------------------------------------------------------------------------------------------------------
     8                            FREIGHT                       27    1            1             54.00         $    54.00
----------------------------------------------------------------------------------------------------------------------------
     9  GESIM          R990059    NANO PLOTTER                  2     1            1         15,701.95         $15,701.95
----------------------------------------------------------------------------------------------------------------------------
    10                            video monitor 12"             2     1            1            456.82         $   456.82
----------------------------------------------------------------------------------------------------------------------------
    11                            pkging for transportation     27    1            1            122.56         $   122.56
----------------------------------------------------------------------------------------------------------------------------
    12                 R990058    NANO PLOTTER                  2     1            1         15,701.95         $15,701.95
----------------------------------------------------------------------------------------------------------------------------
    13                            video monitor 12"             2     1            1            456.82         $   456.82
----------------------------------------------------------------------------------------------------------------------------
    14                            pkging for transportation     27    1            1            122.56         $   122.56
----------------------------------------------------------------------------------------------------------------------------
    15                 R990018    1-CHANNEL NANO PLOTTER        2     1            1         19,968.54         $19,968.54
----------------------------------------------------------------------------------------------------------------------------
    16                            pkging for transportation     27    1            1            394.80         $   394.80
----------------------------------------------------------------------------------------------------------------------------
    17
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                           No entry required
                                                                    -----------------------------------
Item    Vendor Name    Invoice      Vndr               Transact       Net $ Due         Net $ Due
No.                    No.         (Y/N)    Chk No.        Date          Lessee            Vendor
-------------------------------------------------------------------------------------------------------
     1   MICRON        4472513       N      5522        6/30/99         $ 1,733.99     $    $0.00
-------------------------------------------------------------------------------------------------------
     2                               N      5522        6/30/99         $   104.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     3                 4464433       N      5522        6/30/99         $ 1,725.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     4                               N      5522        6/30/99         $   104.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     5                 4465333       N      5522        6/30/99         $ 1,725.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     6                               N      5522        6/30/99         $   104.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     7                 4462166       N      5522        6/30/99         $ 1,974.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     8                               N      5522        6/30/99         $    54.00     $    $0.00
-------------------------------------------------------------------------------------------------------
     9  GESIM          R990059       N      WIRE        7/21/99         $15,701.95     $    $0.00
-------------------------------------------------------------------------------------------------------
    10                               N      WIRE        7/21/99         $   456.82     $    $0.00
-------------------------------------------------------------------------------------------------------
    11                               N      WIRE        7/21/99         $   122.56     $    $0.00
-------------------------------------------------------------------------------------------------------
    12                 R990058       N      WIRE        7/21/99         $15,701.95     $    $0.00
-------------------------------------------------------------------------------------------------------
    13                               N      WIRE        7/21/99         $   456.82     $    $0.00
-------------------------------------------------------------------------------------------------------
    14                               N      WIRE        7/21/99         $   122.56     $    $0.00
-------------------------------------------------------------------------------------------------------
    15                 R990018       N      WIRE        7/21/99         $19,968.54     $    $0.00
-------------------------------------------------------------------------------------------------------
    16                               N      WIRE        7/21/99         $   394.80     $    $0.00
-------------------------------------------------------------------------------------------------------
    17                                                                  $     0.00     $     0.00
-------------------------------------------------------------------------------------------------------

                                                                        -------------------------------
                                          TOTAL AMOUNT DUE TO LESSEE    $60,449.99
                                                                        -------------------------------
                                                        TOTAL AMOUNT DUE TO VENDOR     $     0.00
                                                                                      -----------------
                                                                        TOTAL DRAW     $60,449.99
                                                                                      -----------------


          Lessee Signature: /s/ E. Anderson          Date:   8/2/99
                            ---------------                  ------

                    ATTACHMENT TO EQUIPMENT SCHEDULE NO. 18

                                CASUALTY VALUES

      Month of     % of Original Equipment      Month of     % of Original Equipment
     Lease Term         Purchase Price         Lease Term         Purchase Price
    ------------  -------------------------   ------------  -------------------------
          1                 125.00                22                  73.78
          2                 122.56                23                  71.34
          3                 120.12                24                  68.90
          4                 117.68                25                  66.46
          5                 115.24                26                  64.02
          6                 112.80                27                  61.59
          7                 110.37                28                  59.15
          8                 107.93                29                  56.71
          9                 105.49                30                  54.27
         10                 103.05                31                  51.83
         11                 100.61                32                  49.39
         12                  98.17                33                  46.95
         13                  95.73                34                  44.51
         14                  93.29                35                  42.07
         15                  90.85                36                  39.63
         16                  88.41                37                  37.20
         17                  85.98                38                  34.76
         18                  83.54                39                  32.32
         19                  81.10                40                  29.88
         20                  78.66                41                  27.44
         21                  76.22                42                  25.00
                                                Thereafter            25.00

     Lessor's                             Lessee's
     Initials /s/ LS                      Initials /s/ EA
             -----------                          -----------

                                    SALE LEASEBACK ADDENDUM
                                    to Schedule (Additional Commitment) No. 18 of MASTER EQUIPMENT LEASE
                                    Dated as of February 5, 1998
                                    Between SEQUENOM, INC.
                                    and PHOENIX LEASING INCORPORATED

This Addendum to Master Equipment Lease is made and entered into as of August 1, 1999 between PHOENIX LEASING INCORPORATED ("Lessor") and SEQUENOM, INC. ("Lessee").

Notwithstanding anything to the contrary contained in the Lease, as amended, referenced above, Lessor and Lessee agree as follows:

1. Lessee shall sell the Additional Equipment to and lease the Additional Equipment from Lessor and Lessor shall purchase the Additional Equipment from and lease the Additional Equipment to Lessee upon the terms and conditions of the Bill of Sale attached hereto as Attachment 1.

2.   Lessee represents and warrants that:

     (a) Lessee has the right to sell the Additional Equipment as set forth herein,

     (b) the Additional Equipment and Lessee's right, title and interest in such Additional Equipment is, as of the date of the Bill of Sale, free from all claims, liens, security interests and encumbrances,

     (c) Lessee will defend the sale against lawful claims and demands of all persons, and

     (d) the purchase price of the Additional Equipment is equal to the fair market value of such Additional Equipment at the time of sale.

LESSOR:                               LESSEE:

PHOENIX LEASING INCORPORATED          SEQUENOM, INC.

By:    /s/ Lynn Sanders               By:    /s/ E. Anderson
   -------------------------------       ---------------------------------
Name:  Lynn Sanders                   Name (Print): Elizabeth Anderson
     -----------------------------                  ----------------------
Title: Contract Admin                 Title: Finance Manager
      ----------------------------          ------------------------------

                                 ATTACHMENT 1

                                 BILL OF SALE

For valuable consideration SEQUENOM, INC. ("Seller") sells to PHOENIX LEASING INCORPORATED ("Buyer"), the property listed on Exhibit A hereof (the "Additional Equipment").

Seller covenants and warrants that:

(1) It is the owner of, and has absolute title to, the Additional Equipment which is free and clear of all claims, liens and encumbrances.

(2) It has not made any prior sale, assignment, or transfer of the Additional Equipment.

(3) It has the present right, power, and authority to sell the Additional Equipment to Buyer.

(4) All action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of the Additional Equipment to Buyer, its successors and assigns, against any person claiming an interest in the Additional Equipment.

This Bill of Sale is binding on the successors and assigns of Seller and inures to the benefit of the successors and assigns of Buyer.

Executed on August 1, 1999

                                        SEQUENOM, INC.

                                        By:  /s/ E. Anderson
                                           ------------------------------------
                                        Name:     Elizabeth Anderson
                                             ----------------------------------
                                        Title:   Finance Mgr.
                                              ---------------------------------

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


        Lessee: SEQUENOM, INC.
                ----------------------
                11555 SORRENTO VALLEY ROAD

Master Contact:  0135                                                                                 Schedule:  18
               ---------                                                                                        --------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total                 Tax Pd
 Item                    Invoice    Description                 Eq    Qty     Serial           Invoic'd $      $ Pd by     Vndr?
 No.     Vendor Name     No.        of Item                     Cd            Number  LOC   Net of Sls Tx       Lessee     (Y/N)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  1      MICRON          4472513    MILLENNIA SYSTEM            1     1                1         1,733.99     1,733.99       N
--------------------------------------------------------------------------------------------------------------------------------
  2                                 FREIGHT                     27    1                1           104.00       104.00       N
--------------------------------------------------------------------------------------------------------------------------------
  3                      4464433    MILLENNIA SYSTEM            1     1                1         1,725.00     1,725.00       N
--------------------------------------------------------------------------------------------------------------------------------
  4                                 FREIGHT                     27    1                1           104.00       104.00       N
--------------------------------------------------------------------------------------------------------------------------------
  5                      4465333    MILLENNIA SYSTEM            1     1                1         1,725.00     1,725.00       N
--------------------------------------------------------------------------------------------------------------------------------
  6                                 FREIGHT                     27    1                1           104.00       104.00       N
--------------------------------------------------------------------------------------------------------------------------------
  7                      4462166    MILLENNIA SYSTEM            1     1                1         1,974.00     1,974.00       N
--------------------------------------------------------------------------------------------------------------------------------
  8                                 FREIGHT                     27    1                1            54.00        54.00       N
--------------------------------------------------------------------------------------------------------------------------------
  9      GESIM           R990059    NANO PLOTTER                2     1                1        15,701.95    15,701.95       N
--------------------------------------------------------------------------------------------------------------------------------
  10                                video monitor 12"           2     1                1           456.82       456.82       N
--------------------------------------------------------------------------------------------------------------------------------
  11                                pkging for transportation   27    1                1           122.56       122.56       N
--------------------------------------------------------------------------------------------------------------------------------
  12                     R990058    NANO PLOTTER                2     1                1        15,701.95    15,701.95       N
--------------------------------------------------------------------------------------------------------------------------------
  13                                video monitor 12"           2     1                1           456.82       456.82       N
--------------------------------------------------------------------------------------------------------------------------------
  14                                pkging for transportation   27    1                1           122.56       122.56       N
--------------------------------------------------------------------------------------------------------------------------------
  15                     R990018    1-CHANNEL NANO PLOTTER      2     1                1        19,968.54    19,968.54       N
--------------------------------------------------------------------------------------------------------------------------------
  16                                pkging for transportation   27    1                1           394.80       394.80       N
--------------------------------------------------------------------------------------------------------------------------------
  17
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                            No entry required
                                       ---------------------------
 Item                 Transact          Net $ Due        Net $ Due
 No.       Chk No.        Date             Lessee           Vendor
------------------------------------------------------------------
  1        5522        6/30/99         $ 1,733.99       $     0.00
------------------------------------------------------------------
  2        5522        6/30/99         $   104.00       $     0.00
------------------------------------------------------------------
  3        5522        6/30/99         $ 1,725.00       $     0.00
------------------------------------------------------------------
  4        5522        6/30/99         $   104.00       $     0.00
------------------------------------------------------------------
  5        5522        6/30/99         $ 1,725.00       $     0.00
------------------------------------------------------------------
  6        5522        6/30/99         $   104.00       $     0.00
------------------------------------------------------------------
  7        5522        6/30/99         $ 1,974.00       $     0.00
------------------------------------------------------------------
  8        5522        6/30/99         $    54.00       $     0.00
------------------------------------------------------------------
  9        WIRE        7/21/99         $15,701.95       $     0.00
------------------------------------------------------------------
  10       WIRE        7/21/99         $   456.82       $     0.00
------------------------------------------------------------------
  11       WIRE        7/21/99         $   122.56       $     0.00
------------------------------------------------------------------
  12       WIRE        7/21/99         $15,701.95       $     0.00
------------------------------------------------------------------
  13       WIRE        7/21/99         $   456.82       $     0.00
------------------------------------------------------------------
  14       WIRE        7/21/99         $   122.56       $     0.00
------------------------------------------------------------------
  15       WIRE        7/21/99         $19,968.54       $     0.00
------------------------------------------------------------------
  16       WIRE        7/21/99         $   394.80       $     0.00
------------------------------------------------------------------
  17                                   $     0.00       $     0.00
------------------------------------------------------------------
        TOTAL AMOUNT DUE TO LESSEE     $60,449.99
                                       ---------------------------
                       TOTAL AMOUNT DUE TO VENDOR       $     0.00
                                                        ----------
                                       TOTAL DRAW       $60,449.99
                                                        ----------


          Lessee Signature: /s/ E. Anderson     Date: 8/2/99
                            ---------------           -------

                             OFFICER'S CERTIFICATE
                             ---------------------

The undersigned, Elizabeth Anderson, hereby certifies that:

i) I am the Treasurer Finance Mgr. Officer of SEQUENOM, INC., a Delaware corporation;

ii) as such officer, I am familiar with the terms and conditions of that certain Master Equipment Lease dated as of February 5, 1998 as amended by Amendment No. 2 (the "Lease") between SEQUENOM, INC. ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor");

iii) this certificate is delivered in connection with the leasing of certain equipment under an Additional Commitment Schedule with Lessor, the equipment is described in the Additional Commitment Schedule and the equipment is free and clear from any and all liens, charges, security interests or other encumbrances which may affect Lessor's right, title or interest in and to the equipment;

iv) there has been no material adverse change in the financial condition of Lessee from the date of its most recent financial statements, true copies of which have been delivered to Lessor; and

v) no event which, with the giving of notice or passage of time, or both, could become an Event of Default under the Lease has occurred and is continuing.

(vi)  Lessee is performing according to Lessee's business plan described in
      Section 3 of the Lease, a true copy of which business plan has been delivered to Lessor;

(vii) the representations and warranties in Section 5 of the Lease are true and correct as of the date hereof.

IN WITNESS WHEREOF, I hereby execute this certificate on this 2 day of August, 1999.

                                                       /s/ E. Anderson
                                                    ----------------------------